As filed with the Securities and Exchange Commission on February 1, 2022.

Registration Statement No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM F-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Opthea Limited

(Exact name of Registrant as specified in its charter)

Australia	Not applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Level 4

650 Chapel Street

South Yarra, Victoria 3141

Australia

Tel: + 61 3 9826 0399

(Address and telephone number of Registrant’s principal executive offices)

Corporation Service Company

19 West 44th Street, Suite 200

New York, New York 10036

(800) 927-9800

(Name, address, and telephone number of agent for service)

Copies to:

Timothy Pitrelli

Milson Yu

Ferish Patel

Cooley LLP

182 Cecil Street, Level 38

Frasers Tower

Singapore 069547

+65 6962 7500

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act.

Emerging growth company  ☒

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

†	The term “new or revised financial accounting standards” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This registration statement contains:

•

a base prospectus, which covers the offering, issuance and sale by us of up to a maximum aggregate offering price of US$350,000,000 of the securities identified therein from time to time in one or more offerings; and

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a sales agreement prospectus covering the offering, issuance and sale by us of up to a maximum aggregate offering price of US$75,000,000 of American Depositary Shares representing our ordinary shares, or ADSs, that may be issued and sold under a sales agreement, dated February 1, 2022, between us and Jefferies LLC.

The base prospectus immediately follows this explanatory note. The prospectus relating to the sales agreement immediately follows the base prospectus. The ADSs that may be offered and sold by us under the sales agreement prospectus are included in the US$350,000,000 of securities that may be offered and sold by us under the base prospectus. Upon termination of the sales agreement with Jefferies LLC, any portion of the US$75,000,000 included in the sales agreement prospectus that is not sold pursuant to the sales agreement will be available for sale in other offerings pursuant to the base prospectus and a corresponding prospectus supplement, and if no ADSs are sold under the sales agreement, the full US$75,000,000 of securities may be sold in other offerings pursuant to the base prospectus and a corresponding prospectus supplement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated February 1, 2022

PRELIMINARY PROSPECTUS

US$350,000,000

Opthea Limited

Ordinary Shares

(including Ordinary Shares represented by American Depositary Shares)

Debt Securities

Warrants

We may offer and sell up to US$350,000,000 of any combination of the securities described in this prospectus from time to time in one or more offerings. This prospectus describes the general manner in which these securities will be offered. We will provide the specific terms of these offerings in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update or change information contained in this prospectus. You should carefully read this prospectus, the applicable prospectus supplement and any related free writing prospectus, as well as any documents incorporated by reference, before investing in any of the securities being offered.

This prospectus may not be used to consummate a sale of any securities unless accompanied by a prospectus supplement.

Our ordinary shares may be represented by American Depositary Shares, or ADSs. Each ADS represents the right to receive eight ordinary shares.

ADSs representing our ordinary shares are listed on The Nasdaq Global Select Market, or Nasdaq, under the symbol “OPT.” Our ordinary shares are listed on the Australian Securities Exchange, or ASX, under the symbol “OPT.” On January 28, 2022, the last reported sale price of ADSs, as reported on Nasdaq, was US$6.52 per ADS, and the last reported sale price of our ordinary shares, as reported on the ASX, was A$1.13 per ordinary share. The applicable prospectus supplement will contain information, where applicable, as to other listings, if any, on Nasdaq or any other securities exchange of the securities covered by the prospectus supplement.

Securities may be sold to or through one or more underwriters, agents or dealers, directly to purchasers or through agents designated from time to time. For additional information on the methods of sale, you should refer to the section titled “Plan of Distribution” in this prospectus and in the applicable prospectus supplement. If any underwriters or agents are involved in the sale of any securities with respect to which this prospectus is being delivered, the names of such underwriters, agents or dealers and any applicable discounts or commissions and options to purchase additional shares will be set forth in a prospectus supplement. The price to the public of such securities and the net proceeds that we expect to receive from such sale will also be set forth in a prospectus supplement. No securities may be sold without delivery of this prospectus and the applicable prospectus supplement describing the method and terms of the offering of such securities.

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements for this prospectus and future filings. Please also see the section titled “Prospectus Summary—Implications of Being an Emerging Growth Company” and “Prospectus Summary—Implications of Being a Foreign Private Issuer” for additional information.

Investing in these securities involves a high degree of risk. You should review carefully the risks and uncertainties described under the heading “Risk Factors” on page 6 of this prospectus and any similar section contained in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus.

None of the Securities and Exchange Commission, any state securities commission, the Australian Securities and Investments Commission, or any other foreign securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is                 , 2022.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement on Form F-3 that we filed with the U.S. Securities and Exchange Commission, or the SEC, using a “shelf” registration process. Under this shelf registration process, we may offer ordinary shares, including ordinary shares represented by ADSs, debt securities and/or warrants in one or more offerings, with a total aggregate offering price of up to US$350,000,000.

This prospectus provides you with a general description of the securities we may offer. Each time we offer securities under this prospectus, we will provide a prospectus supplement that will contain more specific information about the terms of that offering, including the securities to be offered. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. The prospectus supplement and any related free writing prospectus that we may authorize to be provided to you may also add, update or change any of the information contained in this prospectus or in the documents that we have incorporated by reference into this prospectus. We urge you to read carefully this prospectus, any applicable prospectus supplement and any related free writing prospectuses we have authorized for use in connection with a specific offering, together with the information incorporated herein by reference as described under the heading “Incorporation by Reference,” before investing in any of the securities being offered.

This prospectus may not be used to consummate a sale of securities unless it is accompanied by a prospectus supplement. Neither we, nor any agent, underwriter or dealer has authorized any person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus, any applicable prospectus supplement or any related free writing prospectus prepared by or on behalf of us or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This prospectus, any applicable supplement to this prospectus or any related free writing prospectus do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the registered securities to which they relate, nor do this prospectus, any applicable supplement to this prospectus or any related free writing prospectus constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

You should not assume that the information contained in this prospectus, any applicable prospectus supplement or any related free writing prospectus is accurate on any date subsequent to the date set forth on the front of the document or that any information we have incorporated by reference is correct on any date subsequent to the date of the document incorporated by reference, even though this prospectus, any applicable prospectus supplement or any related free writing prospectus is delivered, or securities are sold, on a later date.

This prospectus and the information incorporated herein by reference contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under the heading “Where You Can Find Additional Information.”

Unless otherwise indicated or the context otherwise requires, all references in this prospectus to the terms “Opthea,” the “Company,” “we,” “us” and “our” refer to Opthea Limited and its wholly owned subsidiaries. In this prospectus, any reference to any provision of any legislation shall include any amendment, modification, re-enactment or extension thereof. All references to “shares” in this prospectus refer to ordinary shares of Opthea Limited with no par value.

For investors outside the United States: We have not done anything that would permit the offering or possession or distribution of this prospectus in any jurisdiction where action for that purpose is required, other than in the United States. Persons outside the United States who come into possession of this prospectus must inform themselves about, and observe any restrictions relating to, the offering of the securities described herein and the distribution of this prospectus outside the United States.

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We are incorporated in Australia, and many of our outstanding securities are owned by non-U.S. residents. Under the rules of the SEC, we are currently eligible for treatment as a “foreign private issuer.” As a foreign private issuer, we are not required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. domestic registrants whose securities are registered under the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act.

TRADEMARKS

“Opthea,” the Opthea logo and other trademarks or service marks of Opthea appearing in this prospectus and the documents incorporated by reference herein are the property of Opthea or its subsidiary. Solely for convenience, the trademarks, service marks and trade names referred to in this prospectus are listed without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their right thereto. All other trademarks, trade names and service marks appearing in this prospectus are the property of their respective owners.

MARKET AND INDUSTRY DATA

This prospectus and the documents incorporated by reference herein contain estimates and information concerning our industry and our business, including estimated market size and projected growth rates of the markets for our product candidates. Unless otherwise expressly stated, we obtained this industry, business, market, medical and other information from reports, research surveys, studies and similar data prepared by third parties, industry, medical and general publications, government data and similar sources.

PRESENTATION OF FINANCIAL INFORMATION

Our reporting and functional currency is the U.S. dollar, and our financial statements incorporated by reference in this prospectus are presented in U.S. dollars. The consolidated financial statements and related notes incorporated by reference in this prospectus have been prepared under the International Financial Reporting Standards, or IFRS, as issued by the International Accounting Standards Board, or IASB, which differs in certain significant respects from U.S. Generally Accepted Accounting Principles, or GAAP.

Except where the context requires otherwise and for purposes of this prospectus only:

•	“ADSs” refers to American depositary shares, each of which represents eight of our ordinary shares, no par value, and “ADRs” refers to American depositary receipts that may evidence ADSs.

•	“A$” or “Australian dollar” refers to the legal currency of Australia.

•	“IFRS” refers to the International Financial Reporting Standards as issued by the International Accounting Standards Board, or IASB.

•	“U.S. GAAP” refers to the Generally Accepted Accounting Principles in the United States.

•	“FDA” refers to the United States Food and Drug Administration.

•	“US$” or “U.S. dollars” refers to the legal currency of the United States.

•	“U.S.” or “United States” refers to the United States of America.

Except with respect to U.S. dollar amounts presented as contractual terms, amounts denominated in U.S. dollars when received or paid and unless otherwise indicated, certain Australian dollar amounts contained in or incorporated by reference into this prospectus have been translated into U.S. dollars at the rate published by the

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Reserve Bank of Australia as of June 30, 2021. These translations should not be considered representations that any such amounts have been, could have been or could be converted into U.S. dollars or Australian dollars at that or any other exchange rate as of that or any other rate. We have made rounding adjustments to some of the figures included in or incorporated by reference into this prospectus. Accordingly, numerical figures shown as totals in some tables may not be an arithmetic aggregation of the figures that precede them.

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PROSPECTUS SUMMARY

This summary does not contain all of the information that may be important to you in making your investment decision. In addition to this summary, you should carefully read the entire prospectus, the applicable prospectus supplement and any related free writing prospectus, including the risks of investing in our securities discussed under the heading “Risk Factors” contained herein and in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus before deciding whether to invest in our securities. You should also carefully read the information incorporated by reference into this prospectus, including our financial statements, and the exhibits to the registration statement of which this prospectus is a part.

Overview

We are a clinical stage biopharmaceutical company developing a novel therapy for the treatment of highly prevalent and progressive retinal diseases. We are developing our product candidate, OPT-302, a biologic designed to inhibit VEGF-C and VEGF-D, to complement VEGF-A inhibitors for the treatment of ophthalmic diseases. Anti-VEGF-A therapies represent the standard of care for wet age-related macular degeneration, or AMD, and other retinal diseases; however, there remains a significant unmet medical need as many patients do not adequately respond to these treatments. As the only biologic inhibitor of VEGF-C and VEGF-D in clinical development, OPT-302 differs from standard of care therapies and when administered in combination with a VEGF-A inhibitor, is designed to achieve broader inhibition of the vascular endothelial growth factor, or VEGF, family and target a mechanism of clinical resistance to improve visual acuity. Our lead indication for OPT-302 combination therapy is wet AMD, a chronic, progressive disease and the leading cause of vision loss for individuals over the age of 50. In a 366-patient Phase 2b clinical trial for the treatment of wet AMD, 2.0 mg OPT-302, in combination with a standard of care anti-VEGF-A therapy, ranibizumab (Lucentis), met the primary endpoint of a statistically significant superior mean gain in visual acuity over ranibizumab monotherapy at week 24. We initiated two pivotal Phase 3 clinical trials in treatment-naive patients with wet AMD to evaluate the efficacy and safety of OPT-302 in combination with anti-VEGF-A therapies compared to anti-VEGF-A monotherapy in March 2021. We expect to report topline data from these Phase 3 clinical trials in 2023. In addition to our clinical trials in wet AMD, we have observed evidence of improved clinical outcomes in a Phase 1b/2a clinical trial of OPT-302 in combination with another standard of care anti-VEGF-A therapy, aflibercept (Eylea), in patients with treatment-refractory diabetic macular edema, or DME. We retain worldwide rights to develop and commercialize OPT-302 for the treatment of wet AMD and DME and believe that the novel treatment mechanism of OPT-302 has the potential to provide therapeutic benefit for other progressive eye diseases.

Summary Risk Factors

Our business is subject to a number of risks and uncertainties, among others, the following:

Risks Related to our Financial Position and Need for Capital

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We have not received approval for any product candidate for commercial sale and, as a result, we have never generated any revenue, have incurred significant financial losses and expect to continue to incur significant financial losses in the future, which makes it difficult to assess our future viability.

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We will require additional capital in the future, which may not be available to us on commercially favorable terms, or at all. Raising additional capital may cause dilution to holders of our ADSs and ordinary shares.

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Risks Related to Development and Commercialization of Our Product Candidate

•	Clinical trials being conducted to test our product candidate, OPT-302, may not obtain the desired safety and efficacy results or may be delayed or more costly than anticipated.

•	We may encounter difficulties in enrolling patients in our clinical trials.

•

OPT-302 may be shown to cause undesirable side effects or other adverse events that could delay or prevent its regulatory approval, limit its commercial profile or result in significant negative consequences following regulatory approval, if such approval is granted.

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The marketing approval process is expensive, time-consuming and uncertain, and even if OPT-302 receives marketing approval, we may not be successful in our commercialization efforts and OPT-302 may fail to achieve the degree of market acceptance by physicians, patients, healthcare payors and others in the medical community necessary for commercial success.

•	We may face substantial competition, which may result in others discovering, developing or commercializing competing products before or more successfully than us.

•

Our business could be negatively affected by the effects of health epidemics, including the evolving effects of the COVID-19 pandemic, in regions where we or third parties on which we rely have significant manufacturing facilities, concentrations of clinical trial sites or other business operations.

Risks Related to Legal and Regulatory Compliance Matters

•	Disruptions at the FDA could delay or prevent new products from being developed, approved or commercialized.

•	Changes in U.S. healthcare law may impact our business in ways that we cannot currently predict.

•	We are subject to economic, political, regulatory and other risks associated with international operations.

Risks Related to Our Reliance on Third Parties

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We rely on third-party manufacturers to produce OPT-302 or any future product candidates. If such manufacturers do not produce acceptable product candidates, this could have a material adverse effect on our business.

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We are currently dependent on third parties to conduct clinical trials and some aspects of our research and development activities. Such third parties may not perform satisfactorily, including failing to meet deadlines for completion of such trial, research or testing.

Risks Related to Employee Matters and Managing Our Growth

•	We may not be able to attract, integrate, manage and retain qualified personnel or key employees.

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We are increasing and expect to continue increasing the size of our organization. If we are unable to effectively manage the anticipated growth, our business, results of operations, cash flows, financial condition and/or prospects will be negatively affected.

Risks Related to Intellectual Property

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If we are unable to obtain and maintain intellectual property protection for our products and technologies, or if we are unable to protect our intellectual property rights, we may not be able to compete effectively in our markets.

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We may become involved in lawsuits to protect or enforce our intellectual property, or third parties may initiate legal proceedings against us alleging that we infringe their intellectual property rights.

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Our current intellectual property portfolio may not prove to be sufficient to protect our competitive advantage. Additional competitors could enter the market, including with biosimilar products, and sales of affected products may decline materially.

Risks Related to Ownership of the ADSs

•	The rights of our shareholders may be different from the rights of shareholders in companies governed by the laws of U.S. jurisdictions.

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As a foreign private issuer and as permitted by the listing requirements of Nasdaq, we will rely on certain home country corporate governance practices rather than the corporate governance requirements of Nasdaq. We may lose our foreign private issuer status in the future, which could result in significant additional costs and expenses.

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Both foreign private issuers and emerging growth companies are also exempt from certain more stringent executive compensation disclosure rules for U.S. public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Even if we no longer qualify as an emerging growth company, so long as we remain a foreign private issuer, we will continue to be exempt from such compensation disclosures.

Implications of Being an Emerging Growth Company

As a company with less than US$1.07 billion in revenue during our last fiscal year, we qualify as an “emerging growth company,” as defined in the U.S. Jumpstart Our Business Startups Act of 2012, or JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include an exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002, or Sarbanes-Oxley Act, and to the extent that we no longer qualify as a foreign private issuer, (i) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and (ii) exemptions from the requirements of holding a non-binding advisory vote on executive compensation, including golden parachute compensation.

We may take advantage of these provisions for up to five years from the initial public offering of our ADSs or such earlier time that we are no longer an emerging growth company. We will cease to be an emerging growth company upon the earliest of the following:

•	the last day of the first fiscal year in which our annual revenues were at least US$1.07 billion;

•	June 30, 2026 (the last day of the fiscal year following the fifth anniversary of the initial public offering of ADSs);

•	the date on which we have issued more than US$1 billion of non-convertible debt securities over a three-year period; and

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the last day of the fiscal year during which we meet the following conditions: (i) the worldwide market value of our common equity securities held by non-affiliates as of our most recently completed second fiscal quarter is at least US$700 million, (ii) we have been subject to U.S. public company reporting requirements for at least 12 months and (iii) we have filed at least one annual report as a U.S. public company.

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Implications of Being a Foreign Private Issuer

We are also considered a “foreign private issuer” under U.S. securities laws. In our capacity as a foreign private issuer, we are exempt from certain rules under the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act, that impose certain disclosure obligations and procedural requirements for proxy solicitations under Section 14 of the Exchange Act. In addition, our officers, directors and principal shareholders are exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of our securities. Moreover, we are not required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act. In addition, we are not required to comply with Regulation FD, which restricts the selective disclosure of material information.

Both foreign private issuers and emerging growth companies are also exempt from certain more stringent executive compensation disclosure rules for public companies in the United States under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Even if we no longer qualify as an emerging growth company, so long as we remain a foreign private issuer, we will continue to be exempt from such compensation disclosures.

We may take advantage of these exemptions until such time as we are no longer a foreign private issuer. We will remain a foreign private issuer until such time that more than 50% of our outstanding voting securities are held by U.S. residents and any of the following three circumstances applies: (1) the majority of our executive officers or directors are U.S. citizens or residents; (2) more than 50% of our assets are located in the United States; or (3) our business is administered principally in the United States.

Corporate History and Information

We were incorporated under the laws of Australia in 1984 under the name Circadian Technologies Limited. In 1985, we completed an initial public offering of our ordinary shares and the listing of our ordinary shares on the Australian Securities Exchange, or ASX. In December 2015, we changed the name of our company to Opthea Limited. In October 2020, we completed our U.S. initial public offering and listed our ADSs on the Nasdaq Global Select Market, or Nasdaq.

Our headquarters and registered offices are located at Suite 0403, Level 4, 650 Chapel Street, South Yarra, VIC 3141, Australia. Our telephone number is +61 3 9826 0399. Our agent for service of process in the United States is Corporation Service Company, located at 19 West 44th Street, Suite 200, New York, NY 10036. Our website address is www.opthea.com. The reference to our website is an inactive textual reference only and information contained in, or that can be assessed through, our website is not part of this prospectus. The SEC maintains a website (www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants, such as us, that file electronically with the SEC.

The Securities We May Offer

Under this prospectus, we may offer ordinary shares, ADSs representing our ordinary shares, various series of debt securities or warrants to purchase any of such securities, either individually or in units, with a total aggregate offering price of up to US$350,000,000, from time to time at prices and on terms to be determined by market conditions at the time of the offering. This prospectus provides you with a general description of the securities we may offer. Each time we offer a type or series of securities under this prospectus, we will provide a prospectus supplement that will describe the specific amounts, prices and other important terms of the securities, including, to the extent applicable:

•	designation or classification;

•	aggregate principal amount or aggregate offering price;

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•	maturity, if applicable;

•	rates and times of payment of interest or dividends, if any;

•	redemption, conversion or sinking fund terms, if any;

•	voting or other rights, if any; and

•	conversion or exercise prices, if any.

The prospectus supplement, and any related free writing prospectus that we may authorize to be provided to you, also may add, update or change information contained in this prospectus or in documents we have incorporated by reference into this prospectus.

We may sell the securities directly to investors or to or through agents, underwriters or dealers. We, and our agents or underwriters, reserve the right to accept or reject all or part of any proposed purchase of securities. If we offer securities through agents or underwriters, we will include in the applicable prospectus supplement:

•	the names of those agents or underwriters;

•	applicable fees, discounts and commissions to be paid to them;

•	details regarding over-allotment options, if any; and

•	the net proceeds to us.

This prospectus may not be used to consummate a sale of any securities unless it is accompanied by a prospectus supplement.

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RISK FACTORS

Investing in our securities involves a high degree of risk. You should carefully review the risks and uncertainties described under the heading “Risk Factors” contained in the applicable prospectus supplement and any related free writing prospectus, and in our most recent Annual Report on Form 20-F and reports on Form 6-K as updated by our subsequent filings, which are incorporated by reference into this prospectus, before deciding whether to purchase any of the securities being registered pursuant to the registration statement of which this prospectus is a part. Each of the risk factors could adversely affect our business, results of operations, financial condition and cash flows, as well as adversely affect the value of an investment in our securities, and the occurrence of any of these risks might cause you to lose all or part of your investment. Additional risks not presently known to us or that we currently believe are immaterial may also significantly impair our business operations.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act, that reflect our current expectations and views of future events. Discussions containing these forward-looking statements may be found, among other places, under the headings “Information on the Company,” “Risk Factors” and “Operating and Financial Review and Prospects” incorporated by reference from our most recent Annual Report on Form 20-F filed with the SEC. Known and unknown risks, uncertainties and other factors, including those listed under the heading “Risk Factors” in this prospectus, the applicable prospectus supplement and in any related free writing prospectuses and under similar headings in documents that are incorporated by reference into this prospectus, including our most recent Annual Report on Form 20-F and reports on Form 6-K, as updated by our subsequent filings, may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements.

You can identify some of these forward-looking statements by words or phrases, such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “potential,” “continue” or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements include statements relating to:

•	the success, cost and timing of our product development activities and clinical trials;

•	our expectations about the timing or likelihood of achieving regulatory approval and the cost of our development programs;

•	our reliance on the success of OPT-302 as our only product candidate;

•	our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates;

•	the commercialization of our product candidates, if approved;

•	our plans to research, develop and commercialize our product candidates;

•	our ability to maintain, expand, protect and enforce our intellectual property portfolio;

•	our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property rights of third parties;

•	our ability to attract collaborators with development, regulatory and commercialization expertise;

•

business disruptions affecting the initiation, patient enrollment, development and operation of our clinical trials, including as a result of a public health emergency, such as the global outbreak of the COVID-19 pandemic;

•	our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidate;

•	future agreements with third parties in connection with the commercialization of our product candidates;

•	the rate and degree of market acceptance of our product candidates;

•	regulatory developments in the United States, Australia, Europe and other jurisdictions;

•	our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately;

•	the success of competing therapies that are or may become available;

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•	our ability to attract and retain key scientific or management personnel;

•	the accuracy of our estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act;

•	the future trading price of the ADSs and impact of securities analysts’ reports on these prices;

•	the potential impact of the current COVID-19 pandemic on our business or operations; and

•	other risks and uncertainties, including those listed under the heading “Risk Factors.”

You should refer to the “Risk Factors” section contained in this prospectus, the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus, for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this prospectus will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame or at all.

The forward-looking statements made in this prospectus and the documents incorporated by reference herein relate only to events or information as of the date on which the statements are made in this prospectus and the documents incorporated by reference herein. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. You should read this prospectus, the documents incorporated by reference herein and the documents that we refer to in this prospectus and have filed as exhibits to the registration statement, of which this prospectus forms a part, completely and with the understanding that our actual future results may be materially different from what we expect. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this prospectus, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

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USE OF PROCEEDS

Unless otherwise indicated in the applicable prospectus supplement or in any free writing prospectus that we may authorize to be provided to you in connection with a specific offering, we intend to use any net proceeds from the sale of securities under this prospectus to fund activities relating to the continued clinical development of our product candidates and for other general corporate purposes, including, but not limited to, working capital, capital expenditures, investments, acquisitions, should we choose to pursue any, and collaborations. We have not determined the amounts we plan to spend on any of the areas listed above or the timing of these expenditures. As a result, our management will have broad discretion to allocate the net proceeds, if any, we receive in connection with securities offered pursuant to this prospectus for any purpose. Pending application of the net proceeds as described above, we may initially invest the net proceeds in short-term, investment-grade and interest-bearing securities.

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DESCRIPTION OF SHARE CAPITAL

General

The following description of our ordinary shares is only a summary. We encourage you to read our Constitution, which is included as an exhibit to the registration statement of which this prospectus forms a part.

We are a public company limited by shares incorporated under the Corporations Act 2001 (Cth), the Corporations Act, by the Australian Securities and Investments Commission, or ASIC. Our corporate affairs are principally governed by our Constitution, the Corporations Act and the ASX Listing Rules. Our ordinary shares trade on the ASX.

The Australian law applicable to our Constitution is not significantly different than a U.S. company’s charter documents except we do not have a limit on our authorized share capital, the concept of par value is not recognized under Australian law and as further discussed under “—Our Constitution.”

Subject to any restrictions on the issue of securities in our Constitution, the Corporations Act and the ASX Listing Rules and any other applicable law, we may from time to time issue shares and grant options on any terms, with the rights and restrictions and for the consideration that our board of directors determine. The rights and restrictions attaching to ordinary shares are derived through a combination of our Constitution, the common law applicable in Australia, the ASX Listing Rules, the Corporations Act and other applicable law. A general summary of some of the rights and restrictions attaching to our ordinary shares are summarized below. Each ordinary shareholder is entitled to receive notice of, and to be present, vote and speak at, general meetings.

As of June 30, 2021, we had (i) 351,003,541 ordinary shares outstanding and (ii) outstanding options to purchase 16,644,000 ordinary shares at a weighted-average exercise price of US$0.86 per share.

Our Constitution

Our Constitution is similar in nature to the bylaws of a U.S. corporation. It does not provide for or prescribe any specific objectives or purposes of our company. Our Constitution is subject to the terms of the Corporations Act. It may be amended or repealed and replaced by special resolution of shareholders, which is a resolution passed by at least 75% of the votes cast by shareholders (in person or by proxy) entitled to vote on the resolution.

Under Australian law, a company has the legal capacity and powers of an individual both within and outside Australia. The material provisions of our Constitution are summarized below. This summary is not intended to be complete nor to constitute a definitive statement of the rights and liabilities of our shareholders, and is qualified in its entirety by reference to the complete text of our Constitution, a copy of which is on file with the Securities and Exchange Commission.

Interested Directors

A director or that director’s alternate who has a material personal interest in a matter that is being considered at a directors’ meeting must not be present while the matter is being considered at the meeting or vote in respect of that matter according to our Constitution unless permitted to do so by the Corporations Act, in which case such director may (i) be counted in determining whether or not a quorum is present at any meeting of directors considering that contract or arrangement or proposed contract or arrangement; (ii) sign or countersign any document relating to that contract or arrangement or proposed contract or arrangement; and (iii) vote in respect of, or in respect of any matter arising out of, the contract or arrangement or proposed contract or arrangement.

Unless a relevant exception applies, the Corporations Act requires our directors to provide disclosure of any material personal interest, and prohibits directors from voting on matters in which they have a material personal

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interest and from being present at the meeting while the matter is being considered, unless directors who do not have a material personal interest in the relevant matter have passed a resolution that identifies the director, the nature and extent of the director’s interest in the matter and its relation to our affairs and states that those directors are satisfied that the interest should not disqualify the director from voting or being present. In addition, the Corporations Act and the ASX Listing Rules may require shareholder approval of any provision of related party benefits to our directors, unless a relevant exception applies.

Directors’ Compensation

Our non-employee directors are paid remuneration for their services as directors. Subject to the ASX Listing Rules, non-employee directors as a whole may be paid or provided remuneration for their services a total amount or value not to exceed A$500,000 per annum. Subject to the ASX Listing Rules, the aggregate, capped sum for non-employee directors’ remuneration is to be divided among the directors in such proportion as the directors themselves agree and in accordance with our Constitution. The capped sum remuneration for non-employee directors may not be increased except at a general meeting of shareholders and the particulars of the proposed increase are required to have been provided to shareholders in the notice convening the meeting. In addition, our board of directors may fix the remuneration of each executive director, which may comprise salary or commission on or participation in our profits (or comprising a combination of each) as our directors determine.

Fees payable to our non-employee directors must be by way of a fixed sum and not by way of a commission on or a percentage of profits or operating revenue. Remuneration paid to our executive directors must also not include a commission or percentage of operating revenue.

Pursuant to our Constitution, any director who performs extra services or makes any special exertions, whether in going or residing abroad or otherwise for any of the purposes of the Company, that director may be paid an additional sum for those services and exertions.

In addition to other remuneration provided in our Constitution, all of our directors are entitled to be paid by us for all travelling and other expenses properly incurred by the directors in attending general meetings, board meetings, committee meetings or otherwise in connection with our business.

In addition, in accordance with our Constitution, a director may be paid a retirement benefit as determined by our board of directors subject to the requirements of the Corporations Act.

Borrowing Powers Exercisable by Directors

Pursuant to our Constitution, the management and control of our business affairs are vested in our board of directors. Our board of directors has the power to raise or borrow money or obtain other financial accommodation for the purposes of the Company, and may grant security for the repayment of that sum or sums or the payment, performance or fulfilment of any debts, liabilities, contracts or obligations incurred or undertaken by the Company in any manner and upon any terms and conditions as our board of directors deems appropriate.

Retirement of Directors

Pursuant to our Constitution, one-third of our directors, other than the managing director, must retire from office at every annual general meeting. If the number of directors is not a multiple of three, then the number nearest, to but not exceeding, one-third must retire from office. The directors who retire in this manner are required to be the directors or director longest in office since last being elected. A director, other than the managing director, must retire from office at the conclusion of the third annual general meeting after which the director was elected. A retiring director remains in office until the end of the meeting and will be eligible for re-election at the meeting.

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Rights and Restrictions on Classes of Shares

The rights attaching to our ordinary shares are detailed in our Constitution. Our Constitution provides that, subject to the Corporations Act, the ASX Listing Rules and our Constitution, our directors may issue shares with preferential, deferred or special rights, privileges or conditions or with any restrictions, whether in relation to dividends, voting, return of share capital, or otherwise as our board of directors may determine. Subject to the Corporations Act, the ASX Listing Rules and our Constitution (see “—Change of Control”), we may issue further shares on such terms and conditions as our board of directors resolve. We may only issue preference shares if the rights attaching to the preference shares relating to repayment of capital, participation in surplus assets and profits, cumulative and non-cumulative dividends, voting and priority of payment of capital and dividends in respect of other shares (including ordinary shares) are set out in our Constitution or otherwise approved by special resolution passed at a general meeting. Our outstanding share capital consists of only one class of ordinary shares.

Dividend Rights

Under the Corporations Act, a company must not pay a dividend unless (a) the company’s assets exceed its liabilities immediately before the dividend is declared and the excess is sufficient for the payment of the dividend; (b) the payment of the dividend is fair and reasonable to the company’s shareholders as a whole; and (c) the payment of the dividend does not materially prejudice the company’s ability to pay its creditors. Subject to this requirement, our board of directors may from time to time determine to pay and declare dividends to shareholders. All dividends unclaimed for one year after the time for payment has passed may be invested or otherwise made use of by our board of directors for our benefit until claimed or until dealt with under any law relating to unclaimed moneys.

Voting Rights

Under our Constitution, and subject to any voting exclusions imposed under the ASX Listing Rules (which typically exclude parties from voting on resolutions in which they have an interest), the rights and restrictions attaching to a class of shares, each shareholder has one vote on a show of hands at a meeting of the shareholders unless a poll is demanded under the Constitution or the Corporations Act. On a poll vote, each shareholder shall have one vote for each fully paid share and a fractional vote for each share held by that shareholder that is not fully paid, such fraction being equivalent to the proportion of the amount that has been paid to such date on that share. Shareholders may vote in person or by proxy, attorney or representative. Under Australian law, shareholders of a public company are generally not permitted to approve corporate matters by written consent. Our Constitution does not provide for cumulative voting.

Under Australian law, an ordinary resolution is passed if a majority of the votes cast on the resolution (in person or by proxy) by members entitled to vote on the resolution are in favor of the resolution. Under Australian law, a special resolution is passed if at least 75% of the votes cast on the resolution (in person or by proxy) are in favor of the resolution.

ADS holders may not directly vote at a meeting of the shareholders but may instruct the depositary to vote the number of deposited ordinary shares their ADSs represent.

Right to Share in Our Profits

Pursuant to our Constitution, our shareholders are entitled to participate in our profits only by payment of dividends. Our board of directors may from time to time determine to pay dividends to the shareholders. However, any such dividend may only be payable in accordance with the requirements set out in the Corporations Act described above.

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Rights to Share in the Surplus in the Event of Winding Up

Our Constitution provides for the right of shareholders to participate in a surplus in the event of our winding up, subject to the rights attaching to a class of shares.

No Redemption Provision for Ordinary Shares

There are no redemption provisions in our Constitution in relation to ordinary shares. Under our Constitution, shares may be issued and allotted, which are liable to be redeemed. Under the Corporations Act, redeemable preference shares may only be redeemed if those preference shares are fully paid-up and payment in satisfaction of redemption is out of profits or the proceeds of a new issue of shares made for the purposes of the redemption.

Variation or Cancellation of Share Rights

Subject to the Corporations Act, the ASX Listing Rules and the terms of issue of shares of that class, the rights and privileges attached to shares in a class of shares may only be varied or cancelled by a special resolution, together with either:

•	a special resolution passed at a meeting of members holding shares in the class; or

•	the written consent of members with at least 75% of the shares in the class.

Directors May Make Calls

Our Constitution provides that subject to compliance with the Corporations Act and the terms on which partly paid shares are issued, directors may make calls on the holders of the shares for any money unpaid on them.

General Meetings of Shareholders

General meetings of shareholders may be called by our board of directors. Except as permitted under the Corporations Act, shareholders may not convene a meeting. The Corporations Act requires the directors to call and arrange to hold a general meeting on the request of shareholders with at least 5% of the votes that may be cast at a general meeting. Notice of the proposed meeting of our shareholders is required at least 28 days prior to such meeting under the Corporations Act.

Foreign Ownership Regulation

Our Constitution does not impose specific limitations on the rights of non-residents to own securities. However, acquisitions and proposed acquisitions of securities in Australian companies may be subject to review and approval by the Australian Federal Treasurer under the Foreign Acquisitions and Takeovers Act 1975 (Cth), or the FATA, which generally applies to acquisitions or proposed acquisitions:

•

by a foreign person (as defined in the FATA) or associated foreign persons that would result in such persons having an interest in 20% or more of the issued shares of, or control of 20% or more of the voting power in, an Australian company; and

•

by non-associated foreign persons that would result in such foreign persons having an aggregate interest in 40% or more of the issued shares of, or control of 40% or more of the voting power in, an Australian company, where the Australian company is valued above the monetary threshold prescribed by FATA.

However, no such review or approval under the FATA is required if the foreign acquirer is a U.S. entity or an entity from certain other free-trade agreement countries and the value of the Australian target is less than A$1,216 million for foreign acquirers from all other countries (and assuming we are not considered a sensitive business.)

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The Australian Federal Treasurer may prevent a proposed acquisition in the above categories or impose conditions on such acquisition if the Treasurer is satisfied that the acquisition would be contrary to the national interest. If a foreign person acquires shares or an interest in shares in an Australian company in contravention of the FATA, the Australian Federal Treasurer may make a range of orders including an order the divestiture of such person’s shares or interest in shares in that Australian company.

Ownership Threshold

There are no specific provisions in our Constitution that require a shareholder to disclose ownership above a certain threshold. The Corporations Act, however, requires a shareholder to notify us and the ASX once it, together with its associates, acquires an interest of 5% or more in our ordinary shares (or voting power (as defined in the Corporations Act) of 5% or more of the votes in our ordinary shares), at which point the shareholder will be considered to be a “substantial” shareholder. Further, once a shareholder owns (alone or together with associates) an interest of 5% or more in us, such shareholder must notify us and the ASX of any increase or decrease of 1% or more in its holding of our ordinary shares, and must also notify us and the ASX on its ceasing to be a “substantial” shareholder.

Issues of Shares and Change in Capital

Subject to our Constitution, the Corporations Act, the ASX Listing Rules and any other applicable law, we may at any time issue shares and give any person a call or option over any shares on any terms, with preferential, deferred or other special rights, privileges or conditions or with restrictions and for the consideration and other terms that the directors determine. We may only issue preference shares if the rights attaching to the preference shares relating to repayment of capital, participation in surplus assets and profits, cumulative and non-cumulative dividends, voting and priority of payment of capital and dividends in respect of other shares (including ordinary shares) are set out in our Constitution or otherwise approved by special resolution passed at a general meeting of shareholders.

Subject to the requirements of our Constitution, the Corporations Act, the ASX Listing Rules and any other applicable law, including relevant shareholder approvals, we may consolidate or divide our share capital into a larger or smaller number by resolution, reduce our share capital in any manner (provided that the reduction is fair and reasonable to our shareholders as a whole, does not materially prejudice our ability to pay creditors and obtains the necessary shareholder approval) or buy back our ordinary shares whether under an equal access buy-back or on a selective basis.

Change of Control

Takeovers of listed Australian public companies, including us, are regulated by the Corporations Act, which prohibits the acquisition of a “relevant interest” in issued voting shares in a listed company if the acquisition will lead to that person’s or someone else’s voting power in our company increasing from 20% or below to more than 20% or increasing from a starting point that is above 20% and below 90%, which we refer to as the Takeover Prohibition, subject to a range of exceptions.

Generally, a person will have a relevant interest in securities if the person:

•	is the holder of the securities (other than if the person holds those securities as a bare trustee);

•	has power to exercise, or control the exercise of, a right to vote attached to the securities; or

•	has the power to dispose of, or control the exercise of a power to dispose of, the securities.

If, at a particular time,

•	a person has a relevant interest in issued securities; and

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•	the person (whether before or after acquiring the relevant interest) has:

•	entered or enters into an agreement with another person with respect to the securities;

•

given or gives another person an enforceable right, or has been or is given an enforceable right by another person, in relation to the securities (whether the right is enforceable presently or in the future and whether or not on the fulfillment of a condition); or

•	granted or grants an option to, or has been or is granted an option by, another person with respect to the securities; and

•

the other person would have a relevant interest in the securities if the agreement were performed, the right enforced or the option exercised, then the other person is taken to have a relevant interest in the relevant securities.

There are a number of exceptions to the Takeover Prohibition. In general terms, some of the more significant exceptions include:

•	when the acquisition results from the acceptance of an offer under a formal takeover bid that complies with the Corporations Act;

•

when the acquisition is conducted on market by or on behalf of the bidder during the bid period for a full takeover bid that is unconditional or only conditional on certain ‘prescribed’ matters set out in the Corporations Act;

•	when the acquisition has been previously approved by our shareholders by resolution passed at general meeting;

•

an acquisition by a person if, throughout the six months before the acquisition, that person or any other person has had voting power in our company of at least 19% and, as a result of the acquisition, none of the relevant persons would have voting power in our company more than three percentage points higher than they had six months before the acquisition;

•	when the acquisition results from the issue of securities under a rights issue;

•	when the acquisition results from the issue of securities under a dividend reinvestment scheme or bonus share plan;

•	when the acquisition results from the issue of securities under certain underwriting arrangements;

•	when the acquisition results from the issue of securities through a will or through operation of law;

•	an acquisition that arises through the acquisition of a relevant interest in another listed company which is listed on a prescribed financial market or a financial market approved by ASIC;

•	an acquisition arising from an auction of forfeited shares conducted on-market; or

•	an acquisition arising through a compromise, arrangement, liquidation or buy-back.

Breaches of the takeovers provisions of the Corporations Act are criminal offenses. ASIC and the Australian Takeover Panel have a wide range of powers relating to breaches of takeover provisions, including the ability to make orders, canceling contracts, freezing transfers of, and rights attached to, securities and forcing a party to dispose of securities. There are certain defenses to breaches of the Takeover Prohibition provided in the Corporations Act.

Access to and Inspection of Documents

Inspection of our records is governed by our Constitution and the Corporations Act. Any member of the Company has the right to inspect or obtain copies of our share register on the payment of a prescribed fee. Our

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books containing the minutes of general meetings will be kept at our registered office and will be open to inspection of members at all times when the office is required to be open to the public. Other corporate records, including minutes of directors’ meetings, financial records and other documents, are not open for inspection by shareholders (who are not directors). Where a shareholder is acting in good faith and an inspection is deemed to be made for a proper purpose, a shareholder may apply to the court to make an order for inspection of our books.

Legal Name; Formation; Registered Office

We were incorporated under the laws of Australia in 1984 under the name Circadian Technologies Limited. In 1985, we completed an initial public offering of our ordinary shares and the listing of our ordinary shares on the ASX. In December 2015, we changed the name of our company to Opthea Limited. In October 2020, we completed a U.S. initial public offering of ADSs on Nasdaq.

Our headquarters and registered offices are located at Suite 0403, Level 4, 650 Chapel Street, South Yarra, VIC 3141, Australia. Our agent for service of process in the United States is Corporation Service Company, located at 19 West 44th Street, Suite 200, New York, NY 10036. Our website address is www.opthea.com. The reference to our website is an inactive textual reference only and information contained in, or that can be assessed through, our website is not part of this prospectus.

Listing

ADSs representing our ordinary shares are listed on Nasdaq under the symbol “OPT.” Our ordinary shares are listed on the ASX under the symbol “OPT.”

Transfer Agent and Registrar

The transfer agent and registrar for the ADSs is National Australia Bank Ltd. Computershare Investor Services Pty Limited is our transfer agent and registrar for our ordinary shares and maintains our share register for our ordinary shares. The share register reflects only record owners of our ordinary shares. Holders of the ADSs are not treated as one of our shareholders and their names are therefore not entered in our share register. The depositary, the custodian or their nominees are the holder of the shares underlying the ADSs. Holders of the ADSs have a right to receive the ordinary shares underlying their ADSs. See “Description of American Depositary Shares.”

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DESCRIPTION OF AMERICAN DEPOSITARY SHARES

American Depositary Shares

The Bank of New York Mellon, as depositary, registers and delivers ADSs. Each ADS represents eight ordinary shares (or a right to receive eight ordinary shares) deposited with HSBC Bank Australia Limited, as custodian for the depositary in Australia. Each ADS also represents any other securities, cash or other property that may be held by the depositary. The deposited shares together with any other securities, cash or other property held by the depositary are referred to as the deposited securities. A copy of our Deposit Agreement among us, the depositary and the owners and holders of ADSs was filed with the SEC as an exhibit to our Annual Report on Form 20-F for the year ended June 30, 2021, filed on October 28, 2021 (File No. 001-39621).

Any ordinary shares that may be issued pursuant to this prospectus and the applicable prospectus supplement, whether directly or upon exercise of warrants, can be deposited for delivery of ADSs. The ADSs may be uncertificated securities or certificated securities evidenced by American Depositary Receipts, or ADRs. The depositary’s office at which the ADSs will be administered and its principal executive office are located at 240 Greenwich Street, New York, New York 10286.

You may hold ADSs either (A) directly (i) by having an American Depositary Receipt, also referred to as an ADR, which is a certificate evidencing a specific number of ADSs, registered in your name, or (ii) by having uncertificated ADSs registered in your name, or (B) indirectly by holding a security entitlement in ADSs through your broker or other financial institution that is a direct or indirect participant in The Depository Trust Company, or DTC. If you hold ADSs directly, you are a registered ADS holder, also referred to as an ADS holder. This description assumes you are an ADS holder. If you hold the ADSs indirectly, you must rely on the procedures of your broker or other financial institution to assert the rights of ADS holders described in this section. You should consult with your broker or financial institution to find out what those procedures are.

Registered holders of uncertificated ADSs will receive statements from the depositary confirming their holdings.

As an ADS holder, we will not treat you as one of our shareholders and you will not have shareholder rights. Australian law governs shareholder rights. The depositary will be the holder of the shares underlying your ADSs. As a registered holder of ADSs, you will have ADS holder rights. A deposit agreement among us, the depositary, ADS holders and all other persons indirectly or beneficially holding ADSs sets out ADS holder rights as well as the rights and obligations of the depositary. New York law governs the deposit agreement and the ADSs.

The following is a summary of the material provisions of the deposit agreement. For more complete information, you should read the entire deposit agreement and the form of ADR. Directions on how to obtain copies of those documents are provided in the section titled “Where You Can Find Additional Information.”

Dividends and Other Distributions

How Will You Receive Dividends and Other Distributions on the Shares?

The depositary has agreed to pay or distribute to ADS holders the cash dividends or other distributions it or the custodian receives on shares or other deposited securities, upon payment or deduction of its fees and expenses. You will receive these distributions in proportion to the number of shares your ADSs represent.

Cash

We do not expect to declare or pay any cash dividends or cash distributions on our ordinary shares for the foreseeable future. The depositary will convert any cash dividend or other cash distribution we pay on the shares into U.S. dollars, if it can do so on a reasonable basis and can transfer the U.S. dollars to the United States. If that

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is not possible or if any government approval is needed and cannot be obtained, the deposit agreement allows the depositary to distribute the foreign currency only to those ADS holders to whom it is possible to do so. It will hold the foreign currency it cannot convert for the account of the ADS holders who have not been paid. It will not invest the foreign currency and it will not be liable for any interest.

Before making a distribution, any withholding taxes, or other governmental charges that must be paid will be deducted. The depositary will distribute only whole U.S. dollars and cents and will round fractional cents to the nearest whole cent. If the exchange rates fluctuate during a time when the depositary cannot convert the foreign currency, you may lose some of the value of the distribution.

Shares

The depositary may distribute additional ADSs representing any shares we distribute as a dividend or free distribution. The depositary will only distribute whole ADSs. It will sell shares which would require it to deliver a fraction of an ADS (or ADSs representing those shares) and distribute the net proceeds in the same way as it does with cash. If the depositary does not distribute additional ADSs, the outstanding ADSs will also represent the new shares. The depositary may sell a portion of the distributed shares (or ADSs representing those shares) sufficient to pay its fees and expenses in connection with that distribution.

Rights to Purchase Additional Shares

If we offer holders of our securities any rights to subscribe for additional shares or any other rights, the depositary may (i) exercise those rights on behalf of ADS holders, (ii) distribute those rights to ADS holders or (iii) sell those rights and distribute the net proceeds to ADS holders, in each case after deduction or upon payment of its fees and expenses. To the extent the depositary does not do any of those things, it will allow the rights to lapse. In that case, you will receive no value for them. The depositary will exercise or distribute rights only if we ask it to and provide satisfactory assurances to the depositary that it is legal to do so. If the depositary will exercise rights, it will purchase the securities to which the rights relate and distribute those securities or, in the case of shares, new ADSs representing the new shares, to subscribing ADS holders, but only if ADS holders have paid the exercise price to the depositary. U.S. securities laws may restrict the ability of the depositary to distribute rights or ADSs or other securities issued on exercise of rights to all or certain ADS holders, and the securities distributed may be subject to restrictions on transfer.

Other Distributions

The depositary will send to ADS holders anything else we distribute on deposited securities by any means it thinks is legal, fair and practical. If it cannot make the distribution in that way, the depositary has a choice. It may decide to sell what we distributed and distribute the net proceeds, in the same way as it does with cash. Or, it may decide to hold what we distributed, in which case ADSs will also represent the newly distributed property. However, the depositary is not required to distribute any securities (other than ADSs) to ADS holders unless it receives satisfactory evidence from us that it is legal to make that distribution. The depositary may sell a portion of the distributed securities or property sufficient to pay its fees and expenses in connection with that distribution. U.S. securities laws may restrict the ability of the depositary to distribute securities to all or certain ADS holders, and the securities distributed may be subject to restrictions on transfer.

The depositary is not responsible if it decides that it is unlawful or impractical to make a distribution available to any ADS holders. We have no obligation to register ADSs, shares, rights or other securities under the Securities Act. We also have no obligation to take any other action to permit the distribution of ADSs, shares, rights or anything else to ADS holders. This means that you may not receive the distributions we make on our shares or any value for them if it is illegal or impractical for us to make them available to you.

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Deposit, Withdrawal and Cancellation

How are ADSs Issued?

The depositary will deliver ADSs if you or your broker deposits shares or evidence of rights to receive shares with the custodian. Upon payment of its fees and expenses and of any taxes or charges, such as stamp taxes or stock transfer taxes or fees, the depositary will register the appropriate number of ADSs in the names you request and will deliver the ADSs to or upon the order of the person or persons that made the deposit.

How Can ADS Holders Withdraw the Deposited Securities?

You may surrender your ADSs to the depositary for the purpose of withdrawal. Upon payment of its fees and expenses and of any taxes or charges, such as stamp taxes or stock transfer taxes or fees, the depositary will deliver the shares and any other deposited securities underlying the ADSs to the ADS holder or a person the ADS holder designates at the office of the custodian. Or, at your request, risk and expense, the depositary will deliver the deposited securities at its office, if feasible. However, the depositary is not required to accept surrender of ADSs to the extent it would require delivery of a fraction of a deposited share or other security. The depositary may charge you a fee and its expenses for instructing the custodian regarding delivery of deposited securities.

How do ADS Holders Interchange Between Certificated ADSs and Uncertificated ADSs?

You may surrender your ADR to the depositary for the purpose of exchanging your ADR for uncertificated ADSs. The depositary will cancel that ADR and will send to the ADS holder a statement confirming that the ADS holder is the registered holder of uncertificated ADSs. Upon receipt by the depositary of a proper instruction from a registered holder of uncertificated ADSs requesting the exchange of uncertificated ADSs for certificated ADSs, the depositary will execute and deliver to the ADS holder an ADR evidencing those ADSs.

Voting Rights

How do You Vote?

ADS holders may instruct the depositary how to vote the number of deposited shares their ADSs represent. If we request the depositary to solicit your voting instructions (and we are not required to do so), the depositary will notify you of a shareholders’ meeting and send or make voting materials available to you. Those materials will describe the matters to be voted on and explain how ADS holders may instruct the depositary how to vote. For instructions to be valid, they must reach the depositary by a date set by the depositary. The depositary will try, as far as practical, subject to the laws of the Commonwealth of Australia and the provisions of our articles of association or similar documents, to vote or to have its agents vote the shares or other deposited securities as instructed by ADS holders. If we do not request the depositary to solicit your voting instructions, you can still send voting instructions, and, in that case, the depositary may try to vote as you instruct, but it is not required to do so. In any event, the depositary will not exercise any discretion in voting deposited securities and it will only vote or attempt to vote as instructed.

We cannot assure you that you will receive the voting materials in time to ensure that you can instruct the depositary to vote your shares. In addition, the depositary and its agents are not responsible for failing to carry out voting instructions or for the manner of carrying out voting instructions. This means that you may not be able to exercise voting rights and there may be nothing you can do if your shares are not voted as you requested.

In order to give you a reasonable opportunity to instruct the depositary as to the exercise of voting rights relating to Deposited Securities, if we request the Depositary to act, we agree to give the depositary notice of any such meeting and details concerning the matters to be voted upon at least 30 days in advance of the meeting date. Except by instructing the depositary as described above, you will not be able to exercise voting rights unless you surrender your ADSs and withdraw the shares. However, you may not know about the meeting enough in advance to withdraw the shares.

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Fees and Expenses

Persons depositing or withdrawing shares or ADS holders must pay:	For:
US$5.00 (or less) per 100 ADSs (or portion of 100 ADSs)

Issuance of ADSs, including issuances resulting from a distribution of shares or rights or other property

Cancellation of ADSs for the purpose of withdrawal, including if the deposit agreement terminates

US$0.05 (or less) per ADS	Any cash distribution to ADS holders

A fee equivalent to the fee that would be payable if securities distributed to you had been shares and the shares had been deposited for issuance of ADSs	Distribution of securities distributed to holders of deposited securities (including rights) that are distributed by the depositary to ADS holders

US$0.05 (or less) per ADS per calendar year	Depositary services

Registration or transfer fees	Transfer and registration of shares on our share register to or from the name of the depositary or its agent when you deposit or withdraw shares

Expenses of the depositary	Cable (including SWIFT) and facsimile transmissions (when expressly provided in the deposit agreement) Converting foreign currency to U.S. dollars

Taxes and other governmental charges the depositary or the custodian has to pay on any ADSs or shares underlying ADSs, such as stock transfer taxes, stamp duty or withholding taxes	As necessary

Any charges incurred by the depositary or its agents for servicing the deposited securities	As necessary

The depositary collects its fees for delivery and surrender of ADSs directly from investors depositing shares or surrendering ADSs for the purpose of withdrawal or from intermediaries acting for them. The depositary collects fees for making distributions to investors by deducting those fees from the amounts distributed or by selling a portion of distributable property to pay the fees. The depositary may collect its annual fee for depositary services by deduction from cash distributions or by directly billing investors or by charging the book-entry system accounts of participants acting for them. The depositary may collect any of its fees by deduction from any cash distribution payable (or by selling a portion of securities or other property distributable) to ADS holders that are obligated to pay those fees. The depositary may generally refuse to provide fee-attracting services until its fees for those services are paid.

From time to time, the depositary may make payments to us to reimburse us for costs and expenses generally arising out of establishment and maintenance of the ADS program, waive fees and expenses for services provided to us by the depositary or share revenue from the fees collected from ADS holders. In performing its duties under the deposit agreement, the depositary may use brokers, dealers, foreign currency dealers or other service providers that are owned by or affiliated with the depositary and that may earn or share fees, spreads or commissions.

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The depositary may convert currency itself or through any of its affiliates, or the custodian or we may convert currency and pay U.S. dollars to the depositary. Where the depositary converts currency itself or through any of its affiliates, the depositary acts as principal for its own account and not as agent, advisor, broker or fiduciary on behalf of any other person and earns revenue, including, without limitation, transaction spreads, that it will retain for its own account. The revenue is based on, among other things, the difference between the exchange rate assigned to the currency conversion made under the deposit agreement and the rate that the depositary or its affiliate receives when buying or selling foreign currency for its own account. The depositary makes no representation that the exchange rate used or obtained by it or its affiliate in any currency conversion under the deposit agreement will be the most favorable rate that could be obtained at the time or that the method by which that rate will be determined will be the most favorable to ADS holders, subject to the depositary’s obligation to act without negligence or bad faith. The methodology used to determine exchange rates used in currency conversions made by the depositary is available upon request. Where the custodian converts currency, the custodian has no obligation to obtain the most favorable rate that could be obtained at the time or to ensure that the method by which that rate will be determined will be the most favorable to ADS holders, and the depositary makes no representation that the rate is the most favorable rate and will not be liable for any direct or indirect losses associated with the rate. In certain instances, the depositary may receive dividends or other distributions from us in U.S. dollars that represent the proceeds of a conversion of foreign currency or translation from foreign currency at a rate that was obtained or determined by us and, in such cases, the depositary will not engage in, or be responsible for, any foreign currency transactions and neither it nor we make any representation that the rate obtained or determined by us is the most favorable rate and neither it nor we will be liable for any direct or indirect losses associated with the rate.

Payment of Taxes

You will be responsible for any taxes or other governmental charges payable on your ADSs or on the deposited securities represented by any of your ADSs. The depositary may refuse to register any transfer of your ADSs or allow you to withdraw the deposited securities represented by your ADSs until those taxes or other charges are paid. It may apply payments owed to you or sell deposited securities represented by your ADSs to pay any taxes owed and you will remain liable for any deficiency. If the depositary sells deposited securities, it will, if appropriate, reduce the number of ADSs to reflect the sale and pay to ADS holders any proceeds, or send to ADS holders any property, remaining after it has paid the taxes.

Tender and Exchange Offers; Redemption, Replacement or Cancellation of Deposited Securities

The depositary will not tender deposited securities in any voluntary tender or exchange offer unless instructed to do so by an ADS holder surrendering ADSs and subject to any conditions or procedures the depositary may establish.

If deposited securities are redeemed for cash in a transaction that is mandatory for the depositary as a holder of deposited securities, the depositary will call for surrender of a corresponding number of ADSs and distribute the net redemption money to the holders of called ADSs upon surrender of those ADSs.

If there is any change in the deposited securities such as a sub-division, combination or other reclassification, or any merger, consolidation, recapitalization or reorganization affecting the issuer of deposited securities in which the depositary receives new securities in exchange for or in lieu of the old deposited securities, the depositary will hold those replacement securities as deposited securities under the deposit agreement. However, if the depositary decides it would not be lawful and practical to hold the replacement securities because those securities could not be distributed to ADS holders or for any other reason, the depositary may instead sell the replacement securities and distribute the net proceeds upon surrender of the ADSs.

If there is a replacement of the deposited securities and the depositary will continue to hold the replacement securities, the depositary may distribute new ADSs representing the new deposited securities or ask you to surrender your outstanding ADRs in exchange for new ADRs identifying the new deposited securities.

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If there are no deposited securities underlying ADSs, including if the deposited securities are cancelled, or if the deposited securities underlying ADSs have become apparently worthless, the depositary may call for surrender of those ADSs or cancel those ADSs upon notice to the ADS holders.

Amendment and Termination

How May the Deposit Agreement be Amended?

We may agree with the depositary to amend the deposit agreement and the ADRs without your consent for any reason. If an amendment adds or increases fees or charges, except for taxes and other governmental charges or expenses of the depositary for registration fees, facsimile costs, delivery charges or similar items, or prejudices a substantial right of ADS holders, it will not become effective for outstanding ADSs until 30 days after the depositary notifies ADS holders of the amendment. At the time an amendment becomes effective, you are considered, by continuing to hold your ADSs, to agree to the amendment and to be bound by the ADRs and the deposit agreement as amended.

How May the Deposit Agreement be Terminated?

The depositary will initiate termination of the deposit agreement if we instruct it to do so. The depositary may initiate termination of the deposit agreement if

•	60 days have passed since the depositary told us it wants to resign but a successor depositary has not been appointed and accepted its appointment;

•

we delist the ADSs from an exchange in the United States on which they were listed and do not list the ADSs on another exchange in the United States or make arrangements for trading of ADSs on the U.S. over-the-counter market;

•	we delist our shares from an exchange outside the United States on which they were listed and do not list the shares on another exchange outside the United States;

•	the depositary has reason to believe the ADSs have become, or will become, ineligible for registration on Form F-6 under the Securities Act;

•	we appear to be insolvent or enter insolvency proceedings;

•	all or substantially all the value of the deposited securities has been distributed either in cash or in the form of securities;

•	there are no deposited securities underlying the ADSs or the underlying deposited securities have become apparently worthless; or

•	there has been a replacement of deposited securities.

If the deposit agreement will terminate, the depositary will notify ADS holders at least 90 days before the termination date. At any time after the termination date, the depositary may sell the deposited securities. After that, the depositary will hold the money it received on the sale, as well as any other cash it is holding under the deposit agreement, unsegregated and without liability for interest, for the pro rata benefit of the ADS holders that have not surrendered their ADSs. Normally, the depositary will sell as soon as practicable after the termination date.

After the termination date and before the depositary sells, ADS holders can still surrender their ADSs and receive delivery of deposited securities, except that the depositary may refuse to accept a surrender for the purpose of withdrawing deposited securities or reverse previously accepted surrenders of that kind that have not settled if it would interfere with the selling process. The depositary may refuse to accept a surrender for the purpose of withdrawing sale proceeds until all the deposited securities have been sold. The depositary will

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continue to collect distributions on deposited securities, but, after the termination date, the depositary is not required to register any transfer of ADSs or distribute any dividends or other distributions on deposited securities to the ADSs holder (until they surrender their ADSs) or give any notices or perform any other duties under the deposit agreement except as described in this paragraph.

Limitations on Obligations and Liability

Limits on our Obligations and the Obligations of the Depositary; Limits on Liability to Holders of ADSs

The deposit agreement expressly limits our obligations and the obligations of the depositary. It also limits our liability and the liability of the depositary. We and the depositary:

•

are only obligated to take the actions specifically set forth in the deposit agreement without negligence or bad faith, and the depositary will not be a fiduciary or have any fiduciary duty to holders of ADSs;

•

are not liable if we are or it is prevented or delayed by law or by events or circumstances beyond our or its ability to prevent or counteract with reasonable care or effort from performing our or its obligations under the deposit agreement;

•	are not liable if we or it exercises discretion permitted under the deposit agreement;

•

are not liable for the inability of any holder of ADSs to benefit from any distribution on deposited securities that is not made available to holders of ADSs under the terms of the deposit agreement, or for any special, consequential or punitive damages for any breach of the terms of the deposit agreement;

•	have no obligation to become involved in a lawsuit or other proceeding related to the ADSs or the deposit agreement on your behalf or on behalf of any other person;

•	may rely upon any documents we believe or it believes in good faith to be genuine and to have been signed or presented by the proper person;

•	are not liable for the acts or omissions of any securities depository, clearing agency or settlement system; and

•

the depositary has no duty to make any determination or provide any information as to our tax status, or any liability for any tax consequences that may be incurred by ADS holders as a result of owning or holding ADSs or be liable for the inability or failure of an ADS holder to obtain the benefit of a foreign tax credit, reduced rate of withholding or refund of amounts withheld in respect of tax or any other tax benefit.

In the deposit agreement, we and the depositary agree to indemnify each other under certain circumstances.

Requirements for Depositary Actions

Before the depositary will deliver or register a transfer of ADSs, make a distribution on ADSs, or permit withdrawal of shares, the depositary may require:

•	payment of stock transfer or other taxes or other governmental charges and transfer or registration fees charged by third parties for the transfer of any shares or other deposited securities;

•	satisfactory proof of the identity and genuineness of any signature or other information it deems necessary; and

•	compliance with regulations it may establish, from time to time, consistent with the deposit agreement, including presentation of transfer documents.

The depositary may refuse to deliver ADSs or register transfers of ADSs when the transfer books of the depositary or our transfer books are closed or at any time if the depositary or we think it advisable to do so.

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Your Right to Receive the Shares Underlying your ADSs

ADS holders have the right to cancel their ADSs and withdraw the underlying shares at any time except:

•

when temporary delays arise because: (i) the depositary has closed its transfer books or we have closed our transfer books; (ii) the transfer of shares is blocked to permit voting at a shareholders’ meeting; or (iii) we are paying a dividend on our shares;

•	when you owe money to pay fees, taxes and similar charges; or

•	when it is necessary to prohibit withdrawals in order to comply with any laws or governmental regulations that apply to ADSs or to the withdrawal of shares or other deposited securities.

This right of withdrawal may not be limited by any other provision of the deposit agreement.

Direct Registration System

In the deposit agreement, all parties to the deposit agreement acknowledge that the Direct Registration System, also referred to as DRS, and Profile Modification System, also referred to as Profile, will apply to the ADSs. DRS is a system administered by DTC that facilitates interchange between registered holding of uncertificated ADSs and holding of security entitlements in ADSs through DTC and a DTC participant. Profile is a feature of DRS that allows a DTC participant, claiming to act on behalf of a registered holder of uncertificated ADSs, to direct the depositary to register a transfer of those ADSs to DTC or its nominee and to deliver those ADSs to the DTC account of that DTC participant without receipt by the depositary of prior authorization from the ADS holder to register that transfer.

In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties to the deposit agreement understand that the depositary will not determine whether the DTC participant that is claiming to be acting on behalf of an ADS holder in requesting registration of transfer and delivery as described in the paragraph above has the actual authority to act on behalf of the ADS holder (notwithstanding any requirements under the Uniform Commercial Code). In the deposit agreement, the parties agree that the depositary’s reliance on and compliance with instructions received by the depositary through the DRS/Profile system and in accordance with the deposit agreement will not constitute negligence or bad faith on the part of the depositary.

Shareholder Communications; Inspection of Register of Holders of ADSs

The depositary will make available for your inspection at its office all communications that it receives from us as a holder of deposited securities that we make generally available to holders of deposited securities. The depositary will send you copies of those communications or otherwise make those communications available to you if we ask it to which we may choose not to. You have a right to inspect the register of holders of ADSs, but not for the purpose of contacting those holders about a matter unrelated to our business or the ADSs.

Jury Trial Waiver

The deposit agreement provides that, to the extent permitted by law, ADS holders waive the right to a jury trial of any claim they may have against us or the depositary arising out of or relating to our shares, the ADSs or the deposit agreement, including any claim under the U.S. federal securities laws. If we or the depositary opposed a jury trial demand based on the waiver, the court would determine whether the waiver was enforceable in the facts and circumstances of that case in accordance with applicable case law.

You will not, by agreeing to the terms of the deposit agreement, be deemed to have waived our or the depositary’s compliance with U.S. federal securities laws or the rules and regulations promulgated thereunder.

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DESCRIPTION OF DEBT SECURITIES

The following description, together with the additional information we include in any applicable prospectus supplements, summarizes the material terms and provisions of the debt securities that we may offer under this prospectus. While the terms we have summarized below will apply generally to any future debt securities we may offer pursuant to this prospectus, we will describe the particular terms of any debt securities that we may offer in more detail in the applicable prospectus supplement. If we so indicate in a prospectus supplement, the terms of any debt securities offered under such prospectus supplement may differ from the terms we describe below, and to the extent the terms set forth in a prospectus supplement differ from the terms described below, the terms set forth in the prospectus supplement shall control.

We may sell from time to time, in one or more offerings under this prospectus, debt securities, which may be senior or subordinated. We will issue any such senior debt securities under a senior indenture that we will enter into with a trustee to be named in the senior indenture. We will issue any such subordinated debt securities under a subordinated indenture, which we will enter into with a trustee to be named in the subordinated indenture. We have filed a form of these documents as an exhibit to the registration statement, of which this prospectus is a part. We use the term “indentures” to refer to either the senior indenture or the subordinated indenture, as applicable. Any indenture will be qualified under the Trust Indenture Act of 1939, as in effect on the date of the indenture, or the Trust Indenture Act. We use the term “debenture trustee” to refer to either the trustee under the senior indenture or the trustee under the subordinated indenture, as applicable.

The following summaries of material provisions of the senior debt securities, the subordinated debt securities and the indentures are subject to, and qualified in their entirety by reference to, all the provisions of the indenture applicable to a particular series of debt securities.

General

Each indenture provides that debt securities may be issued from time to time in one or more series and may be denominated and payable in foreign currencies or units based on or relating to foreign currencies. Neither indenture limits the amount of debt securities that may be issued thereunder, and each indenture provides that the specific terms of any series of debt securities shall be set forth in, or determined pursuant to, an authorizing resolution and/or a supplemental indenture, if any, relating to such series.

We will describe in each prospectus supplement the following terms relating to a series of debt securities:

•	title or designation;

•	the aggregate principal amount and any limit on the amount that may be issued;

•

the currency or units based on or relating to currencies in which debt securities of such series are denominated and the currency or units in which principal or interest or both will or may be payable;

•	whether we will issue the series of debt securities in global form, the terms of any global securities and who the depositary will be;

•	the maturity date and the date or dates on which principal will be payable;

•

the interest rate, which may be fixed or variable, or the method for determining the rate and the date interest will begin to accrue, the date or dates interest will be payable and the record dates for interest payment dates or the method for determining such dates;

•	whether or not the debt securities will be secured or unsecured, and the terms of any secured debt;

•	the terms of the subordination of any series of subordinated debt;

•	the place or places where payments will be payable;

•	our right, if any, to defer payment of interest and the maximum length of any such deferral period;

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•	the date, if any, after which, and the price at which, we may, at our option, redeem the series of debt securities pursuant to any optional redemption provisions;

•

the date, if any, on which, and the price at which we are obligated, pursuant to any mandatory sinking fund provisions or otherwise, to redeem, or at the holder’s option to purchase, the series of debt securities;

•	whether the indenture will restrict our ability to pay dividends, or will require us to maintain any asset ratios or reserves;

•	whether we will be restricted from incurring any additional indebtedness;

•	a discussion of any material or special U.S. federal income tax considerations applicable to a series of debt securities;

•	the denominations in which we will issue the series of debt securities, if other than denominations of US$1,000 and any integral multiple thereof; and

•

any other specific terms, preferences, rights or limitations of, or restrictions on, the debt securities. We may issue debt securities that provide for an amount less than their stated principal amount to be due and payable upon declaration of acceleration of their maturity pursuant to the terms of the indenture. We will provide you with information on the federal income tax considerations and other special considerations applicable to any of these debt securities in the applicable prospectus supplement.

Conversion or Exchange Rights

We will set forth in the prospectus supplement the terms, if any, on which a series of debt securities may be convertible into or exchangeable for our ordinary shares or our other securities. We will include provisions as to whether conversion or exchange is mandatory, at the option of the holder or at our option. We may include provisions pursuant to which the number of ordinary shares or our other securities that the holders of the series of debt securities receive would be subject to adjustment.

Consolidation, Merger or Sale; No Protection in Event of a Change of Control or Highly Leveraged Transaction

The indentures do not contain any covenant that restricts our ability to merge or consolidate, or sell, convey, transfer or otherwise dispose of all or substantially all of our assets. However, any successor to or acquirer of such assets must assume all of our obligations under the indentures or the debt securities, as appropriate.

Unless we state otherwise in the applicable prospectus supplement, the debt securities will not contain any provisions that may afford holders of the debt securities protection in the event we have a change of control or in the event of a highly leveraged transaction (whether or not such transaction results in a change of control), which could adversely affect holders of debt securities.

Events of Default Under the Indenture

The following are events of default under the indentures with respect to any series of debt securities that we may issue:

•	if we fail to pay interest when due and our failure continues for 90 days and the time for payment has not been extended or deferred;

•	if we fail to pay the principal, or premium, if any, when due and the time for payment has not been extended or delayed;

•

if we fail to observe or perform any other covenant set forth in the debt securities of such series or the applicable indentures, other than a covenant specifically relating to and for the benefit of holders of

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another series of debt securities, and our failure continues for 90 days after we receive written notice from the debenture trustee or holders of not less than a majority in aggregate principal amount of the outstanding debt securities of the applicable series; and

•	if specified events of bankruptcy, insolvency or reorganization occur as to us.

No event of default with respect to a particular series of debt securities (except as to certain events of bankruptcy, insolvency or reorganization) necessarily constitutes an event of default with respect to any other series of debt securities. The occurrence of an event of default may constitute an event of default under any bank credit agreements we may have in existence from time to time. In addition, the occurrence of certain events of default or an acceleration under the indenture may constitute an event of default under certain of our other indebtedness outstanding from time to time.

If an event of default with respect to debt securities of any series at the time outstanding occurs and is continuing, then the trustee or the holders of not less than a majority in principal amount of the outstanding debt securities of that series may, by a notice in writing to us (and to the debenture trustee if given by the holders), declare to be due and payable immediately the principal (or, if the debt securities of that series are discount securities, that portion of the principal amount as may be specified in the terms of that series) of and premium and accrued and unpaid interest, if any, on all debt securities of that series. Before a judgment or decree for payment of the money due has been obtained with respect to debt securities of any series, the holders of a majority in principal amount of the outstanding debt securities of that series (or, at a meeting of holders of such series at which a quorum is present, the holders of a majority in principal amount of the debt securities of such series represented at such meeting) may rescind and annul the acceleration if all events of default, other than the non-payment of accelerated principal, premium, if any, and interest, if any, with respect to debt securities of that series, have been cured or waived as provided in the applicable indenture (including payments or deposits in respect of principal, premium or interest that had become due other than as a result of such acceleration). We refer you to the prospectus supplement relating to any series of debt securities that are discount securities for the particular provisions relating to acceleration of a portion of the principal amount of such discount securities upon the occurrence of an event of default.

Subject to the terms of the indentures, if an event of default under an indenture shall occur and be continuing, the debenture trustee will be under no obligation to exercise any of its rights or powers under such indenture at the request or direction of any of the holders of the applicable series of debt securities, unless such holders have offered the debenture trustee reasonable indemnity. The holders of a majority in principal amount of the outstanding debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the debenture trustee, or exercising any trust or power conferred on the debenture trustee, with respect to the debt securities of that series, provided that:

•	the direction so given by the holder is not in conflict with any law or the applicable indenture; and

•

subject to its duties under the Trust Indenture Act, the debenture trustee need not take any action that might involve it in personal liability or might be unduly prejudicial to the holders not involved in the proceeding.

A holder of the debt securities of any series will only have the right to institute a proceeding under the indentures or to appoint a receiver or trustee, or to seek other remedies if:

•	These limitations do not apply to a suit instituted by a holder of debt securities if we default in the payment of the principal, premium, if any, or interest on, the debt securities.

•	the holder previously has given written notice to the debenture trustee of a continuing event of default with respect to that series;

•

the holders of at least a majority in aggregate principal amount of the outstanding debt securities of that series have made written request, and such holders have offered reasonable indemnity to the debenture trustee to institute the proceeding as trustee; and

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•

the debenture trustee does not institute the proceeding, and does not receive from the holders of a majority in aggregate principal amount of the outstanding debt securities of that series (or at a meeting of holders of such series at which a quorum is present, the holders of a majority in principal amount of the debt securities of such series represented at such meeting) other conflicting directions within 60 days after the notice, request and offer.

We will periodically file statements with the applicable debenture trustee regarding our compliance with specified covenants in the applicable indenture.

Modification of Indenture; Waiver

The debenture trustee and we may change the applicable indenture without the consent of any holders with respect to specific matters, including:

•	to fix any ambiguity, defect or inconsistency in the indenture; and

•	to change anything that does not materially adversely affect the interests of any holder of debt securities of any series issued pursuant to such indenture.

In addition, under the indentures, the rights of holders of a series of debt securities may be changed by us and the debenture trustee with the written consent of the holders of at least a majority in aggregate principal amount of the outstanding debt securities of each series (or, at a meeting of holders of such series at which a quorum is present, the holders of a majority in principal amount of the debt securities of such series represented at such meeting) that is affected. However, the debenture trustee and we may make the following changes only with the consent of each holder of any outstanding debt securities affected:

•	extending the fixed maturity of the series of debt securities;

•	reducing the principal amount, reducing the rate of or extending the time of payment of interest, or any premium payable upon the redemption of any debt securities;

•	reducing the principal amount of discount securities payable upon acceleration of maturity;

•	making the principal of or premium or interest on any debt security payable in currency other than that stated in the debt security; or

•	reducing the percentage of debt securities, the holders of which are required to consent to any amendment or waiver.

Except for certain specified provisions, the holders of at least a majority in principal amount of the outstanding debt securities of any series (or, at a meeting of holders of such series at which a quorum is present, the holders of a majority in principal amount of the debt securities of such series represented at such meeting) may on behalf of the holders of all debt securities of that series waive our compliance with provisions of the indenture. The holders of a majority in principal amount of the outstanding debt securities of any series may on behalf of the holders of all the debt securities of such series waive any past default under the indenture with respect to that series and its consequences, except a default in the payment of the principal of, premium or any interest on any debt security of that series or in respect of a covenant or provision, which cannot be modified or amended without the consent of the holder of each outstanding debt security of the series affected; provided, however, that the holders of a majority in principal amount of the outstanding debt securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from the acceleration.

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Discharge

Each indenture provides that we can elect to be discharged from our obligations with respect to one or more series of debt securities, except for obligations to:

•	the transfer or exchange of debt securities of the series;

•	replace stolen, lost or mutilated debt securities of the series;

•	maintain paying agencies;

•	hold monies for payment in trust;

•	compensate and indemnify the trustee; and

•	appoint any successor trustee.

In order to exercise our rights to be discharged with respect to a series, we must deposit with the trustee money or government obligations sufficient to pay all the principal of, the premium, if any, and interest on, the debt securities of the series on the dates payments are due.

Form, Exchange, and Transfer

We will issue the debt securities of each series only in fully registered form without coupons and, unless we otherwise specify in the applicable prospectus supplement, in denominations of US$1,000 and any integral multiple thereof. The indentures provide that we may issue debt securities of a series in temporary or permanent global form and as book-entry securities that will be deposited with, or on behalf of, DTC or another depositary named by us and identified in a prospectus supplement with respect to that series.

At the option of the holder, subject to the terms of the indentures and the limitations applicable to global securities described in the applicable prospectus supplement, the holder of the debt securities of any series can exchange the debt securities for other debt securities of the same series, in any authorized denomination and of like tenor and aggregate principal amount.

Subject to the terms of the indentures and the limitations applicable to global securities set forth in the applicable prospectus supplement, holders of the debt securities may present the debt securities for exchange or for registration of transfer, duly endorsed or with the form of transfer endorsed thereon duly executed if so required by us or the security registrar, at the office of the security registrar or at the office of any transfer agent designated by us for this purpose. Unless otherwise provided in the debt securities that the holder presents for transfer or exchange or in the applicable indenture, we will make no service charge for any registration of transfer or exchange, but we may require payment of any taxes or other governmental charges.

We will name in the applicable prospectus supplement the security registrar, and any transfer agent in addition to the security registrar, that we initially designate for any debt securities. We may at any time designate additional transfer agents or rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each place of payment for the debt securities of each series.

If we elect to redeem the debt securities of any series, we will not be required to:

•

issue, register the transfer of, or exchange any debt securities of that series during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any debt securities that may be selected for redemption and ending at the close of business on the day of the mailing; or

•	register the transfer of or exchange any debt securities so selected for redemption, in whole or in part, except the unredeemed portion of any debt securities we are redeeming in part.

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Information Concerning the Debenture Trustee

The debenture trustee, other than during the occurrence and continuance of an event of default under the applicable indenture, undertakes to perform only those duties as are specifically set forth in the applicable indenture. Upon an event of default under an indenture, the debenture trustee under such indenture must use the same degree of care as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the debenture trustee is under no obligation to exercise any of the powers given it by the indentures at the request of any holder of debt securities unless it is offered reasonable security and indemnity against the costs, expenses and liabilities that it might incur.

Payment and Paying Agents

Unless we otherwise indicate in the applicable prospectus supplement, we will make payment of the interest on any debt securities on any interest payment date to the person in whose name the debt securities, or one or more predecessor securities, are registered at the close of business on the regular record date for the interest.

We will pay the principal of and any premium and interest due on the debt securities of a particular series at the office of the paying agents designated by us, except that unless we otherwise indicate in the applicable prospectus supplement, will we make interest payments by check which we will mail to the holder. Unless we otherwise indicate in a prospectus supplement, we will designate the corporate trust office of the debenture trustee in the City of New York as our sole paying agent for payments with respect to debt securities of each series. We will name in the applicable prospectus supplement any other paying agents that we initially designate for the debt securities of a particular series. We will maintain a paying agent in each place of payment for the debt securities of a particular series.

All money we pay to a paying agent or the debenture trustee for the payment of the principal of or any premium or interest on any debt securities which remains unclaimed at the end of two years after such principal, premium or interest has become due and payable will be repaid to us, and the holder of the security thereafter may look only to us for payment thereof.

Governing Law

The indentures and the debt securities will be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act is applicable.

Subordination of Subordinated Debt Securities

Our obligations pursuant to any subordinated debt securities will be unsecured and will be subordinate and junior in priority of payment to certain of our other indebtedness to the extent described in a prospectus supplement. Any subordinated indenture does not limit the amount of senior indebtedness we may incur. It also does not limit us from issuing any other secured or unsecured debt.

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DESCRIPTION OF WARRANTS

General

We may issue warrants to purchase our ordinary shares represented by ADSs and/or debt securities in one or more series together with other securities or separately, as described in the applicable prospectus supplement. Below is a description of certain general terms and provisions of the warrants that we may offer. Particular terms of the warrants will be described in the warrant agreements and the prospectus supplement relating to the warrants.

The applicable prospectus supplement will contain, where applicable, the following terms of and other information relating to the warrants:

•	the specific designation and aggregate number of, and the price at which we will issue, the warrants;

•	the currency or currency units in which the offering price, if any, and the exercise price are payable;

•	the designation, amount and terms of the securities purchasable upon exercise of the warrants;

•	if applicable, the exercise price for ADSs and the number of ADSs to be received upon exercise;

•	if applicable, the exercise price for our debt securities, the amount of debt securities to be received upon exercise, and a description of that series of debt securities;

•

the date on which the right to exercise the warrants will begin and the date on which that right will expire or, if you may not continuously exercise the warrants throughout that period, the specific date or dates on which you may exercise the warrants;

•	whether the warrants will be issued in fully registered form or bearer form, in definitive or global form or in any combination of these forms;

•	any applicable material U.S. federal income tax consequences and any applicable material Australian tax consequences;

•	the identity of the warrant agent for the warrants and of any other depositaries, execution or paying agents, transfer agents, registrars or other agents;

•	the proposed listing, if any, of the warrants or any securities purchasable upon exercise of the warrants on any securities exchange;

•	if applicable, the date from and after which the warrants and the ADSs and/or debt securities will be separately transferable;

•	if applicable, the minimum or maximum amount of the warrants that may be exercised at any one time;

•	information with respect to book-entry procedures, if any;

•	the anti-dilution provisions of the warrants, if any;

•	any redemption or call provisions; and

•	any additional terms of the warrants, including terms, procedures and limitations relating to the exchange and exercise of the warrants.

Transfer Agent and Registrar

The transfer agent and registrar for any warrants will be set forth in the applicable prospectus supplement.

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PLAN OF DISTRIBUTION

We may offer and sell the securities described in this prospectus in one or more of the following ways (or in any combination) from time to time:

•	through underwriters or dealers;

•	directly to a limited number of purchasers or to a single purchaser;

•	through agents; or

•	through any other method permitted by applicable law and described in the applicable prospectus supplement.

The distribution of securities may be carried out, from time to time, in one or more transactions, including:

•	block transactions and transactions on Nasdaq or any other securities exchange or quotation or trading service on which such securities may be listed, quoted or traded at the time of sale;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its own account pursuant to a prospectus supplement;

•	ordinary brokerage transactions and transactions in which a broker-dealer solicits purchasers;

•	sales “at the market” to or through a market maker or into an existing trading market, on an exchange or otherwise; or

•	sales in other ways not involving market makers or established trading markets, including direct sales to purchasers.

A prospectus supplement or supplements (and any related free writing prospectus that we may authorize to be provided to you) will describe the terms of the offering of the securities, including, to the extent applicable:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them, if any;

•	the method of distribution;

•	the public offering price or purchase price and the proceeds to us from that sale;

•	the expenses of the offering;

•	any discounts or commissions to be allowed or paid to the underwriters, dealers or agents;

•	all other items constituting underwriting compensation and the discounts and commissions to be allowed or paid to dealers, if any; and

•	any other information regarding the distribution of the securities that we believe to be material.

Any ordinary shares will be listed on the ASX and any ADSs will be listed on Nasdaq. Underwriters may offer and sell the securities at a fixed price or prices, which may be changed, or from time to time at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. We may, from time to time, authorize agents acting on a best or reasonable efforts basis as our agents to solicit or receive offers to purchase the securities upon the terms and conditions as are set forth in the applicable prospectus supplement. Underwriters, dealers and agents participating in the distribution of the securities may be deemed to be underwriters within the meaning of the Securities Act, and may be deemed to have received compensation from us in the form of underwriting discounts or commissions and may also receive commissions from purchasers of securities for whom they may act as agent. Underwriters may sell securities to or through dealers, and dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agent.

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Underwriters, dealers and agents who participate in the distribution of securities and their controlling persons may be entitled, under agreements that may be entered into with us to indemnification by us against certain liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the underwriters, dealers or agents and their controlling persons may be required to make in respect of those liabilities.

We may also make direct sales through subscription rights distributed to our existing shareholders on a pro rata basis, which may or may not be transferable. In any distribution of subscription rights to our shareholders, if all of the underlying securities are not subscribed for, we may then sell the unsubscribed securities directly to third parties or may engage the services of one or more underwriters, dealers or agents, including standby underwriters, to sell the unsubscribed securities to third parties.

Certain persons participating in an offering may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with applicable laws and regulations, including Regulation M under the Exchange Act, that stabilize, maintain or otherwise affect the price of the offered securities at a level above that which might otherwise prevail in the open market. Over-allotments or short sales of the securities involve the sale by persons participating in the offering of more securities than were sold to them. In these circumstances, these persons would cover such over-allotments or short positions by making purchases in the open market or by exercising their over-allotment option, if any. In addition, these persons may stabilize or maintain the price of the securities by bidding for or purchasing securities in the open market or by imposing penalty bids, whereby selling concessions allowed to dealers participating in the offering may be reclaimed if securities sold by them are repurchased in connection with stabilization transactions. If any such activities will occur, they will be described in the applicable prospectus supplement. These transactions may be discontinued at any time.

The specific terms of any lock-up provisions in respect of any given offering will be described in the applicable prospectus supplement.

The underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business for which they receive compensation.

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LEGAL MATTERS

Unless the applicable prospectus supplement indicates otherwise, the validity of the securities in respect of which this prospectus is being delivered and certain other matters of Australian law will be passed upon for us by Gilbert + Tobin, Melbourne, Australia. Certain matters as to U.S. federal law and New York state law will be passed upon for us by Cooley LLP, Palo Alto, California and Cooley LLP, Singapore. Additional legal matters may be passed upon for any underwriters, dealers or agents by counsel that we will name in the applicable prospectus supplement.

EXPERTS

The financial statements of Opthea Limited as of June 30, 2021 and 2020, and for each of the three years in the period ended June 30, 2021, incorporated by reference in this prospectus have been audited by Deloitte Touche Tohmatsu, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The offices of Deloitte Touche Tohmatsu are located at Tower 2, Brookfield Place, 123 St. Georges Terrace, Perth, WA 6000, Australia.

SERVICE OF PROCESS AND ENFORCEMENT OF LIABILITIES

We are a public limited company incorporated under the laws of Australia. Certain of our directors are non-residents of the United States and substantially all of their assets are located outside the United States. As a result, it may not be possible or practicable for you to:

•	effect service of process within the United States upon our non-U.S. resident directors or on us;

•

enforce in U.S. courts judgments obtained against our non-U.S. resident directors or us in the United States courts in any action, including actions under the civil liability provisions of U.S. securities laws;

•

enforce in U.S. courts judgments obtained against our non-U.S. resident directors or us in courts of jurisdictions outside the United States in any action, including actions under the civil liability provisions of U.S. securities laws; or

•	bring an original action in an Australian court to enforce liabilities against our non-U.S. resident directors or us based solely upon U.S. securities laws.

You may also have difficulties enforcing in courts outside the United States judgments that are obtained in U.S. courts against any of our non-U.S. resident directors or us, including actions under the civil liability provisions of the U.S. securities laws.

With that noted, there are no treaties between Australia and the United States that would affect the recognition or enforcement of foreign judgments in Australia. We also note that investors may be able to bring an original action in an Australian court against us to enforce liabilities based in part upon U.S. federal securities laws. The disclosure in this section is not based on the opinion of counsel.

We have appointed Corporation Service Company as our agent to receive service of process with respect to any action brought against us under the federal securities laws of the United States.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION

This prospectus is part of the registration statement on Form F-3 we filed with the SEC under the Securities Act. This prospectus does not contain all of the information set forth in the registration statement and the exhibits to the registration statement. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement and the exhibits and schedules filed as a part of the registration statement, which may be obtained from the SEC or us, as provided below. Statements in this prospectus or any prospectus supplement are summaries and each statement is qualified in all respects by reference to the document to which it refers. You should refer to the actual documents for a more complete description of the relevant matters.

We are subject to the periodic reporting and other informational requirements of the Exchange Act. Under the Exchange Act, we file annual reports and other information with the SEC. As a foreign private issuer, we are exempt from, among other things, the rules under the Exchange Act prescribing the furnishing and content of proxy statements and our officers, directors and principal shareholders are exempt from the reporting and short-swing profit recovery provisions contained in Section 16 of the Exchange Act.

The SEC maintains a website that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including us. The address of the SEC website is www.sec.gov.

We also maintain a website at www.opthea.com through which you can access our SEC filings. The information contained on, or accessible through, our website is not incorporated by reference into this prospectus, and you should not consider any information contained in, or that can be accessed through, our website as part of this prospectus or in deciding whether to purchase ordinary shares, including ordinary shares in the form of ADSs. We have included our website address as an inactive textual reference only.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this prospectus, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus, and subsequent information that we file with the SEC will automatically update and supersede that information. Any statement contained in a previously filed document incorporated by reference will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus modifies or replaces that statement.

This prospectus and any accompanying prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	our Annual Report on Form 20-F for the fiscal year ended June 30, 2021, filed with the SEC on October 28, 2021;

•	our reports on Form 6-K furnished to the SEC on July 6, 2021, August 9, 2021, September 13, 2021, September 20, 2021, October 4, 2021, October 20, 2021, and October 26, 2021; and

•

the description of our ordinary shares and American Depositary Shares contained in our registration statement on Form 8-A (File No. 001-39621), filed with the SEC on October 14, 2020, including any amendments or reports filed for the purpose of updating such description.

We are also incorporating by reference all subsequent annual reports on Form 20-F that we file with the SEC and certain reports on Form 6-K that we furnish to the SEC after the date of this prospectus (if such reports on Form 6-K expressly state that they are incorporated in whole or in part by reference into the registration

35

statement of which this prospectus forms a part) prior to the termination of this offering. In all cases, you should rely on the later information over different information included in this prospectus or any accompanying prospectus supplement.

Unless expressly incorporated by reference, nothing in this prospectus shall be deemed to incorporate by reference information furnished to, but not filed with, the SEC. Copies of all documents incorporated by reference in this prospectus, other than exhibits to those documents unless such exhibits are specifically incorporated by reference in this prospectus, will be provided at no cost to each person, including any beneficial owner, who receives a copy of this prospectus on the written or oral request of that person made to:

Opthea Limited

Suite 0403, Level 4

650 Chapel Street

South Yarra, VIC 3141, Australia

Tel: (+61) 3 9826 0399

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The information in this prospectus is not complete and may be changed. We may not sell these securities or accept an offer to buy these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 1, 2022

PRELIMINARY PROSPECTUS

Up to US$75,000,000

Opthea Limited

Ordinary Shares

(including Ordinary Shares represented by American Depositary Shares)

On February 1, 2022, we entered into a sales agreement with Jefferies LLC, as Sales Agent, forward purchaser and forward seller, relating to American Depositary Shares, or ADSs, representing ordinary shares of Opthea Limited offered by this prospectus having an aggregate offering price of up to US$75,000,000. Each ADS represents the right to receive eight ordinary shares. We refer to Jefferies LLC, when acting in its capacity as the Sales Agent for us or as principals, individually, and when acting in its capacity as agent for the Forward Purchasers (as defined below), as a Forward Seller.

ADSs representing our ordinary shares are listed on The Nasdaq Global Select Market, or Nasdaq, under the symbol “OPT.” Our ordinary shares are listed on the Australian Securities Exchange, or ASX, under the symbol “OPT.” On January 28, 2022, the last reported sale price of ADSs, as reported on Nasdaq, was US$6.52 per ADS, and the last reported sale price of our ordinary shares, as reported on the ASX, was A$1.13 per ordinary share.

Sales of the ADSs, if any, under this prospectus may be made in sales deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, or the Securities Act. The Sales Agent is not required to sell any specific amount of securities, but will act as our sales agent using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between the Sales Agent and us. There is no arrangement for funds to be received in any escrow, trust or similar arrangement.

The sales agreement provides that, in addition to the issuance and sale of ADSs by us through the Sales Agent, we also may enter into one or more forward sale agreements under separate master forward confirmations and related supplemental confirmations, each between us and the Forward Purchaser. When acting in its capacity as a purchaser under any forward sale transactions, we refer to Jefferies LLC as a “Forward Purchaser.” In connection with any forward sale agreement, the Forward Purchaser will borrow from third parties and, through its the Forward Seller, sell a number of ADSs equal to the number of ADSs underlying the particular forward sale agreement. In no event will the aggregate number of ADSs sold through the Sales Agent or the Forward Seller under the sales agreement and under any forward sale agreement have an aggregate sales price in excess of US$75,000,000.

We will not initially receive any proceeds from the sale of borrowed common shares by the Forward Seller. We currently expect to fully physically settle each particular forward sale agreement with the Forward Purchaser on one or more dates specified by us on or prior to the maturity date of that particular forward sale agreement, in which case we will expect to receive aggregate net cash proceeds at settlement equal to the number of ADSs underlying the particular forward sale agreement multiplied by the applicable forward sale price. However, subject to certain exceptions, we may also elect to cash settle or net share settle a particular forward sale agreement, in which case we may not receive any proceeds from the issuance of ADSs, and we will instead receive or pay cash (in the case of cash settlement) or receive or deliver ADSs (in the case of net share settlement).

The compensation to the Sales Agent for sales of ADSs sold pursuant to the sales agreement will be an amount equal to 3.0% of the gross proceeds of any ADSs sold under the sales agreement. In connection with each forward sale, we will pay the Forward Seller, in the form of a reduced initial forward sale price under the forward sale agreement with the Forward Purchaser, commissions at a mutually agreed rate that shall be 4.0% of the gross sales prices of all borrowed ADSs sold by it as a Forward Seller. Please also see the section titled “Plan of Distribution” beginning on page 38 for additional information regarding the compensation to be paid to the Sales Agent. In connection with the sale (including forward sale) of the ADSs on our behalf, the Sales Agent, the Forward Sellers and/or the Forward Purchasers will be deemed to be “underwriters” within the meaning of the Securities Act and the compensation of the Sales Agent, the Forward Sellers and/or the Forward Purchasers will be deemed to be underwriting commissions or discounts. We have also agreed to provide indemnification and contribution to Sales Agent, the Forward Seller and the Forward Purchaser with respect to certain liabilities, including liabilities under the Securities Act or the Exchange Act of 1934, as amended, or the Exchange Act.

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements for this prospectus and future filings. Please also see the section titled “Prospectus Summary—Implications of Being an Emerging Growth Company” and “Prospectus Summary—Implications of Being a Foreign Private Issuer” for additional information.

Investing in these securities involves a high degree of risk. You should review carefully the risks and uncertainties described under the heading “Risk Factors” on page 7 of this prospectus and under similar headings in the other documents that are incorporated by reference into this prospectus.

None of the Securities and Exchange Commission, any state securities commission, the Australian Securities and Investments Commission, or any other foreign securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Jefferies

The date of this prospectus is                , 2022.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement on Form F-3 that we filed with the U.S. Securities and Exchange Commission, or the SEC, using a “shelf” registration process. Under the shelf registration process, we may offer ordinary shares, including ordinary shares represented by ADSs, debt securities and/or warrants having an aggregate offering price of up to US$350,000,000. Under this prospectus, we may offer ADSs having an aggregate offering price of up to US$75,000,000 from time to time at prices and on terms to be determined by market conditions at the time of offering. This prospectus describes the specific terms of this offering of ADSs and also adds to and updates the documents incorporated by reference into this prospectus.

Neither we, the Sales Agent, the Forward Seller nor the Forward Purchaser has authorized any person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any related free writing prospectus. We, the Sales Agent, the Forward Seller and the Forward Purchaser take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy any securities other than the registered securities to which they relate, nor does this prospectus constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

You should not assume that the information contained in this prospectus or any related free writing prospectus is accurate on any date subsequent to the date set forth on the front of the document or that any information we have incorporated by reference is correct on any date subsequent to the date of the document incorporated by reference, even though this prospectus or any related free writing prospectus is delivered, or securities are sold, on a later date. Our business, financial conditions, results of operations and prospects may have changed since those dates. You should read this prospectus, the documents incorporated by reference in this prospectus and any free writing prospectus that we have authorized for use in connection with this offering, in their entirety before making an investment decision.

This prospectus and the information incorporated herein by reference contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under the section titled “Where You Can Find Additional Information.”

We further note that the representations, warranties and covenants made by us in any agreement that is filed as an exhibit to the registration statement of which this prospectus forms a part or any document that is incorporated by reference in this prospectus were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to you. Moreover, such representations, warranties or covenants were accurate only as of the date when made. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs.

Unless otherwise indicated or the context otherwise requires, all references in this prospectus to the terms “Opthea,” the “Company,” “we,” “us” and “our” refer to Opthea Limited and its wholly owned subsidiaries. In this prospectus, any reference to any provision of any legislation shall include any amendment, modification, re-enactment or extension thereof. All references to “shares” in this prospectus refer to ordinary shares of Opthea Limited with no par value.

For investors outside the United States: Neither we, the Sales Agent, the Forward Seller nor the Forward Purchaser has done anything that would permit the offering or possession or distribution of this prospectus in any jurisdiction where action for that purpose is required, other than in the United States. Persons outside the United States who come into possession of this prospectus must inform themselves about, and observe any restrictions relating to, the offering of the securities described herein and the distribution of this prospectus outside the United States.

We are incorporated in Australia, and many of our outstanding securities are owned by non-U.S. residents. Under the rules of the SEC, we are currently eligible for treatment as a “foreign private issuer.” As a foreign private issuer, we are not required to file periodic reports and financial statements with the SEC as frequently or as promptly as domestic registrants whose securities are registered under the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act.

TRADEMARKS

“Opthea,” the Opthea logo and other trademarks or service marks of Opthea appearing in this prospectus and the documents incorporated by reference herein are the property of Opthea or its subsidiary. Solely for convenience, the trademarks, service marks and trade names referred to in this prospectus are listed without the ® and ™ symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their right thereto. All other trademarks, trade names and service marks appearing in this prospectus are the property of their respective owners.

MARKET AND INDUSTRY DATA

This prospectus and the documents incorporated by reference herein contain estimates and information concerning our industry and our business, including estimated market size and projected growth rates of the markets for our product candidates. Unless otherwise expressly stated, we obtained this industry, business, market, medical and other information from reports, research surveys, studies and similar data prepared by third parties, industry, medical and general publications, government data and similar sources.

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PRESENTATION OF FINANCIAL INFORMATION

Our reporting and functional currency is the U.S. dollar, and our financial statements incorporated by reference in this prospectus are presented in U.S. dollars. The consolidated financial statements and related notes incorporated by reference in this prospectus have been prepared under the International Financial Reporting Standards, or IFRS, as issued by the International Accounting Standards Board, or IASB, which differs in certain significant respects from U.S. Generally Accepted Accounting Principles, or GAAP.

Except where the context requires otherwise and for purposes of this prospectus only:

∎	“ADSs” refers to American depositary shares, each of which represents eight of our ordinary shares, no par value, and “ADRs” refers to the American depositary receipts that may evidence ADSs.

∎	“A$” or “Australian dollar” refers to the legal currency of Australia.

∎	“IFRS” refers to the International Financial Reporting Standards as issued by the International Accounting Standards Board, or IASB.

∎	“U.S. GAAP” refers to the Generally Accepted Accounting Principles in the United States.

∎	“FDA” refers to the United States Food and Drug Administration.

∎	“US$” or “U.S. dollars” refers to the legal currency of the United States.

∎	“U.S.” or “United States” refers to the United States of America.

Except with respect to U.S. dollar amounts presented as contractual terms, amounts denominated in U.S. dollars when received or paid and unless otherwise indicated, certain Australian dollar amounts contained in or incorporated by reference into this prospectus have been translated into U.S. dollars at the rate published by the Reserve Bank of Australia as of June 30, 2021. These translations should not be considered representations that any such amounts have been, could have been or could be converted into U.S. dollars or Australian dollars at that or any other exchange rate as of that or any other rate. We have made rounding adjustments to some of the figures included in or incorporated by reference into this prospectus. Accordingly, numerical figures shown as totals in some tables may not be an arithmetic aggregation of the figures that precede them.

PROSPECTUS SUMMARY

This summary does not contain all of the information that may be important to you in making your investment decision. In addition to this summary, we urge you to read the entire prospectus and any related free writing prospectus carefully, especially the risks of investing in the securities discussed under “Risk Factors” beginning on page 7 of this prospectus and under similar headings in the other documents that are incorporated by reference into this prospectus before deciding whether to invest in the securities. You should also carefully read the information incorporated by reference into this prospectus, including our financial statements, and the exhibits to the registration statement of which this prospectus is a part.

Overview

We are a clinical stage biopharmaceutical company developing a novel therapy for the treatment of highly prevalent and progressive retinal diseases. We are developing our product candidate, OPT-302, a biologic designed to inhibit VEGF-C and VEGF-D, to complement VEGF-A inhibitors for the treatment of ophthalmic diseases. Anti-VEGF-A therapies represent the standard of care for wet age-related macular degeneration, or AMD, and other retinal diseases; however, there remains a significant unmet medical need as many patients do not adequately respond to these treatments. As the only biologic inhibitor of VEGF-C and VEGF-D in clinical development, OPT-302 differs from standard of care therapies and when administered in combination with a VEGF-A inhibitor, is designed to achieve broader inhibition of the vascular endothelial growth factor, or VEGF, family and target a mechanism of clinical resistance to improve visual acuity. Our lead indication for OPT-302 combination therapy is wet AMD, a chronic, progressive disease and the leading cause of vision loss for individuals over the age of 50. In a 366-patient Phase 2b clinical trial for the treatment of wet AMD, 2.0 mg OPT-302, in combination with a standard of care anti-VEGF-A therapy, ranibizumab (Lucentis), met the primary endpoint of a statistically significant superior mean gain in visual acuity over ranibizumab monotherapy at week 24. We initiated two pivotal Phase 3 clinical trials in treatment-naive patients with wet AMD to evaluate the efficacy and safety of OPT-302 in combination with anti-VEGF-A therapies compared to anti-VEGF-A monotherapy in March 2021. We expect to report topline data from these Phase 3 clinical trials in the second half of 2023. In addition to our clinical trials in wet AMD, we have observed evidence of improved clinical outcomes in a Phase 1b/2a clinical trial of OPT-302 in combination with another standard of care anti-VEGF-A therapy, aflibercept (Eylea), in patients with treatment-refractory diabetic macular edema, or DME. We retain worldwide rights to develop and commercialize OPT-302 for the treatment of wet AMD and DME and believe that the novel treatment mechanism of OPT-302 has the potential to provide therapeutic benefit for other progressive eye diseases.

Summary Risk Factors

Our business is subject to a number of risks and uncertainties, including, among others, the following:

Risks Related to our Financial Position and Need for Capital

∎

We have not received approval for any product candidate for commercial sale and, as a result, we have never generated any revenue, have incurred significant financial losses and expect to continue to incur significant financial losses in the future, which makes it difficult to assess our future viability.

∎

We will require additional capital in the future, which may not be available to us on commercially favorable terms, or at all. Raising additional capital may cause dilution to holders of our securities.

Risks Related to Development and Commercialization of Our Product Candidate

∎	Clinical trials being conducted to test our product candidate, OPT-302, may not obtain the desired safety and efficacy results or may be delayed or more costly than anticipated.

∎	We may encounter difficulties in enrolling patients in our clinical trials.

∎

OPT-302 may be shown to cause undesirable side effects or other adverse events that could delay or prevent its regulatory approval, limit its commercial profile or result in significant negative consequences following regulatory approval, if such approval is granted.

∎

The marketing approval process is expensive, time-consuming and uncertain, and even if OPT-302 receives marketing approval, we may not be successful in our commercialization efforts and OPT-302 may fail to achieve the degree of market acceptance by physicians, patients, healthcare payors and others in the medical community necessary for commercial success.

∎	We may face substantial competition, which may result in others discovering, developing or commercializing competing products before or more successfully than us.

∎

Our business could be negatively affected by the effects of health epidemics, including the evolving effects of the COVID-19 pandemic, in regions where we or third parties on which we rely have significant manufacturing facilities, concentrations of clinical trial sites or other business operations.

Risks Related to Legal and Regulatory Compliance Matters

∎	Disruptions at the FDA could delay or prevent new products from being developed, approved or commercialized.

∎	Changes in U.S. healthcare law may impact our business in ways that we cannot currently predict.

∎	We are subject to economic, political, regulatory and other risks associated with international operations.

Risks Related to Our Reliance on Third Parties

∎

We rely on third-party manufacturers to produce OPT-302 or any future product candidates. If such manufacturers do not produce acceptable product candidates, this could have a material adverse effect on our business.

∎

We are currently dependent on third parties to conduct clinical trials and some aspects of our research and development activities. Such third parties may not perform satisfactorily, including failing to meet deadlines for completion of such trial, research or testing.

Risks Related to Employee Matters and Managing Our Growth

∎	We may not be able to attract, integrate, manage and retain qualified personnel or key employees.

∎

We are increasing and expect to continue increasing the size of our organization. If we are unable to effectively manage the anticipated growth, our business, results of operations, cash flows, financial condition and/or prospects will be negatively affected.

Risks Related to Intellectual Property

∎

If we are unable to obtain and maintain intellectual property protection for our products and technologies, or if we are unable to protect our intellectual property rights, we may not be able to compete effectively in our markets.

∎

We may become involved in lawsuits to protect or enforce our intellectual property, or third parties may initiate legal proceedings against us alleging that we infringe their intellectual property rights.

∎

Our current intellectual property portfolio may not prove to be sufficient to protect our competitive advantage. Additional competitors could enter the market, including with biosimilar products, and sales of affected products may decline materially.

Risks Related to Ownership of the ADSs

∎	The rights of our shareholders may be different from the rights of shareholders in companies governed by the laws of U.S. jurisdictions.

∎

As a foreign private issuer and as permitted by the listing requirements of Nasdaq, we will rely on certain home country corporate governance practices rather than the corporate governance requirements of Nasdaq. We may lose our foreign private issuer status in the future, which could result in significant additional costs and expenses.

∎	Both foreign private issuers and emerging growth companies are also exempt from certain more stringent executive compensation disclosure rules for U.S. public companies under the Dodd-Frank

Wall Street Reform and Consumer Protection Act of 2010. Even if we no longer qualify as an emerging growth company, so long as we remain a foreign private issuer, we will continue to be exempt from such compensation disclosures.

Risks Related to this Offering

∎	You may experience dilution from the issuance of ADSs pursuant to this offering.

∎	We have broad discretion in the use of the net proceeds from this offering and may not use them effectively.

∎	Settlement provisions contained in any forward sale agreement subject us to certain risks.

Implications of Being an Emerging Growth Company

As a company with less than US$1.07 billion in revenue during our last fiscal year, we qualify as an “emerging growth company,” as defined in the U.S. Jumpstart Our Business Startups Act of 2012, or JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include an exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting pursuant to the Sarbanes-Oxley Act of 2002, or Sarbanes-Oxley Act and to the extent that we no longer qualify as a foreign private issuer, (i) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements and (ii) exemptions from the requirements of holding a non-binding advisory vote on executive compensation, including golden parachute compensation.

We may take advantage of these provisions for up to five years from the initial public offering of ADSs or such earlier time that we are no longer an emerging growth company. We will cease to be an emerging growth company upon the earliest of the following:

∎	the last day of the first fiscal year in which our annual revenues were at least US$1.07 billion;

∎	June 30, 2026 (the last day of the fiscal year following the fifth anniversary of the initial public offering of ADSs);

∎	the date on which we have issued more than US$1 billion of non-convertible debt securities over a three-year period; and

∎

the last day of the fiscal year during which we meet the following conditions: (i) the worldwide market value of our common equity securities held by non-affiliates as of our most recently completed second fiscal quarter is at least US$700 million, (ii) we have been subject to U.S. public company reporting requirements for at least 12 months and (iii) we have filed at least one annual report as a U.S. public company.

Implications of Being a Foreign Private Issuer

We are also considered a “foreign private issuer” under U.S. securities laws. In our capacity as a foreign private issuer, we are exempt from certain rules under the U.S. Securities Exchange Act of 1934, as amended, or the Exchange Act, that impose certain disclosure obligations and procedural requirements for proxy solicitations under Section 14 of the Exchange Act. In addition, our officers, directors and principal shareholders are exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of our securities. Moreover, we are not required to file periodic reports and financial statements with the SEC as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act. In addition, we are not required to comply with Regulation FD, which restricts the selective disclosure of material information.

Both foreign private issuers and emerging growth companies are also exempt from certain more stringent executive compensation disclosure rules for public companies in the United States under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Even if we no longer qualify as an emerging growth company, so long as we remain a foreign private issuer, we will continue to be exempt from such compensation disclosures.

We may take advantage of these exemptions until such time as we are no longer a foreign private issuer. We will remain a foreign private issuer until such time that more than 50% of our outstanding voting securities are held by U.S. residents and any of the following three circumstances applies: (1) the majority of our executive officers or directors are U.S. citizens or residents; (2) more than 50% of our assets are located in the United States; or (3) our business is administered principally in the United States.

Corporate History and Information

We were incorporated under the laws of Australia in 1984 under the name Circadian Technologies Limited. In 1985, we completed an initial public offering of our ordinary shares and the listing of our ordinary shares on the Australian Securities Exchange, or the ASX. In December 2015, we changed the name of our company to Opthea Limited. In October 2020, we completed our U.S. initial public offering and listed our ADSs on the Nasdaq Global Select Market, or Nasdaq. Our headquarters and registered offices are located at Suite 0403, Level 4, 650 Chapel Street, South Yarra, VIC 3141, Australia. Our telephone number is +61 3 9826 0399. Our agent for service of process in the United States is Corporation Service Company, located at 19 West 44th Street, Suite 200, New York, NY 10036. Our website address is www.opthea.com. The reference to our website is an inactive textual reference only and information contained in, or that can be assessed through, our website is not part of this prospectus. The SEC maintains a website (www.sec.gov) that contains reports and other information regarding registrants, such as us, that file electronically with the SEC.

THE OFFERING

Securities offered by us or the forward purchaser or its affiliates	ADSs representing our ordinary shares having an aggregate offering price of up to US$75,000,000.

Ordinary shares to be outstanding after this offering	Up to 443,028,077 ordinary shares, including 55,378,509 ordinary shares underlying ADSs, assuming the sale of 11,503,067 ADSs in this offering at a public offering price of US$6.52 per share, the last reported sale price of ADSs on Nasdaq on January 28, 2022. The actual number of ADSs issued in this offering will vary depending on the actual sales prices and actual amounts sold.

Manner of offering	“At the market offering” that may be made from time to time through the Sales Agent, including through the Forward Seller or Forward Purchaser in forward sale agreements. Please also see the section titled “Plan of Distribution” on page 38.

ADSs	Each ADS represents eight ordinary shares, no par value per share. The offered ADSs may be evidenced by American Depositary Receipts, or ADRs. The depositary will hold ordinary shares underlying your ADSs. As an ADS holder, you will not be treated as one of our shareholders, you will not have shareholder rights and you may not be able to exercise your right to vote the shares underlying your ADSs. You will have the contractual rights of an ADS holder, as provided in the deposit agreement among us, the depositary and holders and beneficial owners of ADSs from time to time. ADS holders may only exercise voting rights with respect to the shares underlying the ADSs in accordance with the provisions of the deposit agreement, which will provide that a holder may vote the shares underlying any ADSs for any particular matter to be voted on by our shareholders either by withdrawing the shares underlying the ADSs or by instructing the depositary how to vote those shares. The depositary will try, to the extent practical, to vote the shares underlying the ADSs as instructed by the ADS holders.

You may surrender your ADSs to the depositary for cancellation in exchange for ordinary shares. The depositary will charge you fees for any cancellation.

We may amend or terminate the deposit agreement without your consent. If you continue to hold your ADSs after an amendment to the deposit agreement, you agree to be bound by the deposit agreement as amended.

To better understand the terms of the ADSs, you should carefully read the “Description of American Depositary Shares” section of this prospectus.

ADS Depositary	The Bank of New York Mellon.

Use of Proceeds	We intend to use the net proceeds from the offering, if any, we receive from sales of our ADSs to or thorough the Sales Agent and upon settlement of any forward sale agreements, together with our existing cash, to continue the regulatory approval process for and fund the commercial launch, if approved, of OPT-302 for the treatment of wet AMD and for working capital and other general corporate purposes.

Please also see the section titled “Use of Proceeds” for a more complete description of the intended use of proceeds from this offering.

Risk Factors	Please also see the section titled “Risk Factors” and the other information included in this prospectus and in the documents incorporated by reference herein for a discussion of factors you should carefully consider before deciding to invest in the ADSs.

Nasdaq Global Select Market and Australian Securities Exchange symbol	“OPT.”

The number of ordinary shares issued and outstanding is based on 351,003,541 of our ordinary shares outstanding as of June 30, 2021, and excludes:

∎

subject to certain vesting criteria being satisfied, up to 10,000,000 ordinary shares that may be issued to cover the delivery of ordinary shares to participants of our Non-Executive Director Share and Option Plan, or the NED Plan, as of June 30, 2021;

∎

subject to certain vesting criteria being satisfied, up to 6,644,000 ordinary shares that may be issued to cover the delivery of ordinary shares to participants of our Long Term Incentive Program, or the LTIP, as of June 30, 2021; and

∎	20,631,354 ordinary shares reserved for future issuance under the LTIP.

From June 30, 2021 to December 31, 2021:

∎	we granted options to purchase 4,175,000 ordinary shares with a weighted-average exercise price of A$1.54 per share;

∎

we granted performance rights for 1,600,000 ordinary shares that will vest upon achievement of certain performance milestones relating to our Phase 3 clinical trials of OPT-302 for the treatment of wet AMD; and

∎	we issued 935,739 ordinary shares upon the exercise of options with a weighted-average exercise price of A$0.57 per share.

As of December 31, 2021, we had 351,939,280 ordinary shares outstanding, including 12,453,716 ordinary shares underlying ADSs outstanding.

RISK FACTORS

Investing in our ordinary shares and the ADSs involves a high degree of risk. Before you invest in the ordinary shares and the ADSs, you should consider carefully the risks described below and discussed in our most recent Annual Report on Form 20-F, as updated by our reports on Form 6-K, which are incorporated by reference in this prospectus, together with other information in this prospectus and the information and documents incorporated by reference in this prospectus, and any free writing prospectus that we have authorized for use in connection with this offering, before you make a decision to invest in the ordinary shares and the ADSs. If any of the following risks actually occurs, our business, results of operations, cash flows, financial condition and/or prospects could suffer materially. In such event, the trading price of the ordinary shares and the ADSs could decline, which would cause you to lose all or part of your investment. Please also see the section titled “Special Note Regarding Forward-Looking Statements” in this prospectus.

Risks Relating to this Offering

You may experience dilution from the issuance of ADSs pursuant to this offering.

The offering price per ADS in this offering may exceed the net tangible book value per ADS outstanding prior to this offering. Assuming that an aggregate of 11,503,067 ADSs are sold at an assumed public offering price of US$6.52 per ADS, the last reported sale price of our ADSs on Nasdaq on January 28, 2022, for aggregate gross proceeds of US$75,000,000, and after deducting estimated commissions and offering expenses payable by us (assuming no forward sales), you would incur immediate dilution of US$2.78 per ADS, representing the difference between our as adjusted net tangible book value per ADS as of June 30, 2021, and the assumed public offering price per ADS. Because the sales of the ADSs offered hereby will be made directly into the market or in negotiated transactions, the prices at which we sell these ADSs will vary and these variations may be significant. Purchasers of the ADSs we sell, as well as our existing shareholders, will experience significant dilution if we or the forward purchaser sells ADSs at prices significantly below the price at which they invested. Further, the future exercise of any outstanding options to purchase ordinary shares will cause you to experience additional dilution. See the section titled “Dilution” for more information.

You may experience future dilution as a result of future equity offerings.

To raise additional capital, we may in the future offer additional ADSs, ordinary shares or other securities convertible into or exchangeable for our ordinary shares at prices that may not be the same as the price per ADS in this offering. We may sell ADSs, ordinary shares or other securities in any other offering at a price that is less than the price per ADS paid by investors in this offering, and investors purchasing ADSs, ordinary shares or other securities in the future could have rights superior to existing shareholders. The price at which we sell additional ADSs, ordinary shares or other securities in future transactions may be higher or lower than the price per ADS paid by investors in this offering.

Raising funds through lending and licensing arrangements may restrict our operations or require us to relinquish proprietary rights.

If we raise additional funds through collaborations, strategic alliances or marketing, distribution, royalty or licensing arrangements with third parties, we may have to relinquish valuable rights to our technologies, future revenue streams, research programs or product candidates or grant licenses on terms that may not be favorable to us. If we are unable to raise additional funds through equity or debt financings when needed, we may be required to delay, limit, reduce or terminate our product development or future commercialization efforts or grant rights to develop and market product candidates that we would otherwise develop and market ourselves.

We have broad discretion in the use of the net proceeds from this offering and may not use them effectively.

Our management will have broad discretion in the application of the net proceeds from this offering, including for any of the purposes described in the section entitled “Use of Proceeds,” and you will not have the opportunity as part of your investment decision to assess whether the net proceeds are being used appropriately. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. Our management might not apply our net proceeds in ways that ultimately increase the value of your investment. We intend to use the net proceeds from the offering, if any, together with our existing cash, to continue the regulatory approval process for and fund the commercial launch, if approved, of OPT-302 for the treatment of wet AMD and for working capital and other general corporate purposes. If we do not invest or apply the net proceeds from this offering in ways that enhance shareholder value, we may fail to achieve expected financial results, which could cause the price of our ADSs to decline.

Future sales or issuances of our ordinary shares or ADSs in the public markets, or the perception of such sales, could depress the trading price of our ADSs.

The sale of a substantial number of our ordinary shares, ADSs or other equity-related securities in the public markets, or the perception that such sales could occur, could depress the market price of our ordinary shares or ADSs and impair our ability to raise capital through the sale of additional equity securities. We may sell large quantities of our ordinary shares or ADSs at any time pursuant to this prospectus or in one or more separate offerings. We cannot predict the effect that future sales of ordinary shares, ADSs or other equity-related securities would have on the market price of our ordinary shares or ADSs.

The actual number of ADSs we will sell under the sales agreement, at any one time or in total, is uncertain.

Subject to certain limitations in the sales agreement and compliance with applicable law, we have the discretion to deliver a placement notice or forward placement notice to the Sales Agent or Forward Seller, respectively, at any time throughout the term of the sales agreement. The number of ADSs that are sold by the Sales Agent or Forward Seller, as applicable, after delivering a placement notice will fluctuate based on the market price of ADSs during the sales period and limits we set with the agent. Because the price of each ADS sold will fluctuate based on the market price of ADSs during the sales period, it is not possible at this stage to predict the number of ADSs that will be ultimately issued.

Provisions contained in a forward sale agreement could result in substantial dilution to our earnings per share and return on equity or result in substantial cash payment obligations.

If we enter into one or more forward sale agreements, the Forward Purchaser will have the right to accelerate all or any portion of such forward sale agreement and require us to physically settle on a date specified by such forward purchaser if:

∎

the Forward Purchaser, after using commercially reasonable efforts, is unable to, or would incur a materially increased cost to, establish, maintain or unwind its hedge position with respect to the relevant forward sale agreement;

∎

the Forward Purchaser determines that it is unable, or it is commercially impracticable for it, to continue to borrow a number of ADSs equal to the number of ADSs underlying the relevant forward sale agreement (and we do not refer a satisfactory lending party to lend the shares required) or that, with respect to borrowing such number of ADSs, it would incur a cost that is greater than the borrow cost specified in the relevant forward sale agreement, subject to a prior notice requirement;

∎

we declare a dividend or distribution on our ordinary shares with a cash value in excess of a specified amount per calendar quarter, or with an ex-dividend date prior to the anticipated ex-dividend date for such cash dividend;

∎	certain ownership thresholds applicable to the Forward Purchaser are exceeded;

∎

there is a public announcement of any event or transaction that, if consummated, would result in a merger event, tender offer, nationalization, delisting or change in law (in each case, as determined pursuant to the terms of any forward sale agreement); or

∎

certain other events of default, termination events or other specified events occur, including, among other things, any material misrepresentation made by us in connection with entering into a forward sale agreement, a market disruption event during a specified period that lasts for more than at least eight scheduled trading days or a change in law (as such terms are defined in the forward sale agreement).

The Forward Purchaser’s decision to exercise its right to accelerate the settlement of any forward sale agreement will be made irrespective of our interests, including our need for capital. In such cases, we could be required to deliver ADSs under the physical settlement provisions of the applicable forward sale agreement or, if we so elect and such Forward Purchaser so permits our election, net share settlement provisions of the applicable forward sale agreement irrespective of our capital needs.

We expect that each forward sale agreement will settle no later than the date specified in the particular forward sale agreement. However, any forward sale agreement may be settled earlier than such specified date in whole or in part at our option. Subject to certain conditions, we have the right to elect physical, cash or net share settlement under each forward sale agreement. We expect that each forward sale agreement will be physically settled by delivery of ADSs, unless we elect to cash settle or net share settle any particular forward sale agreement. If we elect cash settlement or net share settlement with respect to all or a portion of the common shares underlying any forward sale agreement, we expect the Forward Purchaser (or an affiliate thereof) to purchase a number of ADSs in secondary market transactions over an unwind period to:

∎

return ADSs to securities lenders in order to unwind the Forward Purchaser’s hedge (after taking into consideration any common shares to be delivered by us to the Forward Purchaser, in the case of net share settlement); and

∎	if applicable, in the case of net share settlement, deliver ADSs to us to the extent required in settlement of such forward sale agreement.

In addition, the purchase of ADSs in connection with the Forward Purchaser or its affiliate unwinding the Forward Purchaser’s hedge positions could cause the price of ADSs or ordinary shares to increase over such time (or prevent or reduce the amount of a decrease over such time), thereby increasing the amount of cash we would owe to such forward purchaser (or decreasing the amount of cash that such forward purchaser would owe us) upon a cash settlement of any forward sale agreement or increasing the number of ADSs we would deliver to the Forward Purchaser (or decreasing the number of ADSs that the Forward Purchaser would deliver to us) upon net share settlement of the applicable forward sale agreement.

The forward sale price that we expect to receive upon physical settlement of any particular forward sale agreement will be subject to adjustment on a daily basis based on a floating interest rate factor equal to the overnight bank funding rate less a spread and will be decreased on certain dates, based on amounts related to expected dividends on ordinary shares during the term of a particular forward sale agreement. If the overnight bank funding rate is less than the spread for a particular forward sale agreement on any day, the interest factor will result in a reduction of the forward sale price for such day. If the weighted average price for ADSs specified in a particular forward sale agreement during any applicable unwind period under such forward sale agreement is above the applicable forward sale price, in the case of cash settlement, we would pay the Forward Purchaser under such forward sale agreement an amount in cash equal to the difference or, in the case of net share settlement, we would deliver to the Forward Purchaser a number of ADSs having a value equal to the difference. Thus, we could be responsible for a potentially substantial cash payment in the case of cash settlement. If such weighted average price during any applicable unwind period under such forward sale agreement is below the applicable forward sale price, in the case of cash settlement, we would be paid the difference in cash by such Forward Purchaser under the forward sale agreement or, in the case of net share settlement, we would receive from the Forward Purchaser a number of ADSs having a value equal to the difference. See the section titled “Plan of Distribution” for information on the forward sale agreements.

In case of our bankruptcy or insolvency, the forward sale agreement that is in effect would automatically terminate, and we would not receive the expected proceeds from any forward sales of ADSs thereunder.

If we file for, or a regulatory authority with jurisdiction over us institutes, or we consent to, a proceeding seeking a judgment in bankruptcy or insolvency or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or we or a regulatory authority with jurisdiction over us presents a petition for our winding-up or liquidation, or we consent to such a petition, or any other bankruptcy proceeding commences with respect to us, the forward sale agreement that is then in effect will automatically terminate. If any such forward sale agreement so terminates, we would not be obligated to deliver to the relevant forward purchaser any ADSs not previously delivered, and the relevant forward purchaser would be discharged from its obligation to pay the applicable forward sale price per ADS in respect of any ADSs not previously settled. Therefore, to the extent that there are any ADSs with respect to which any forward sale agreement has not been settled at the time of the commencement of or consent to any such bankruptcy or insolvency proceedings or the presentation of any such petition, we would not receive the applicable forward sale price per ADS in respect of those ADSs.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act, that reflect our current expectations and views of future events. Discussions containing these forward-looking statements may be found, among other places, in the sections titled “Information on the Company,” “Risk Factors” and “Operating and Financial Review and Prospects” incorporated by reference from our most recent Annual Report on Form 20-F filed with the SEC. Known and unknown risks, uncertainties and other factors, including those listed under the section titled “Risk Factors” in this prospectus and in any related free writing prospectuses and under similar headings in documents that are incorporated by reference into this prospectus, including our most recent Annual Report on Form 20-F and reports on Form 6-K, as updated by our subsequent filings, may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements.

You can identify some of these forward-looking statements by words or phrases, such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “is/are likely to,” “potential,” “continue” or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements include statements relating to:

∎	the success, cost and timing of our product development activities and clinical trials;

∎	our expectations about the timing or likelihood of achieving regulatory approval and the cost of our development programs;

∎	our reliance on the success of OPT-302 as our only product candidate;

∎	our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates;

∎	the commercialization of our product candidates, if approved;

∎	our plans to research, develop and commercialize our product candidates;

∎	our ability to maintain, expand, protect and enforce our intellectual property portfolio;

∎	our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property rights of third parties;

∎	our ability to attract collaborators with development, regulatory and commercialization expertise;

∎

business disruptions affecting the initiation, patient enrollment, development and operation of our clinical trials, including as a result of a public health emergency, such as the global outbreak of the COVID-19 pandemic;

∎	our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidate;

∎	future agreements with third parties in connection with the commercialization of our product candidates;

∎	the rate and degree of market acceptance of our product candidates;

∎	regulatory developments in the United States, Australia, Europe and other jurisdictions;

∎	our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately;

∎	the success of competing therapies that are or may become available;

∎	our ability to attract and retain key scientific or management personnel;

∎	the accuracy of our estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

∎	our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act;

∎	the future trading price of the ADSs and impact of securities analysts’ reports on these prices;

∎	the potential impact of the current COVID-19 pandemic on our business or operations;

∎	our expected use of proceeds in this offering; and

∎	other risks and uncertainties, including those listed under the section titled “Risk Factors.”

You should refer to the section titled “Risk Factors” contained in this prospectus and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus, for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this prospectus will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame or at all.

The forward-looking statements made in this prospectus and the documents incorporated by reference herein relate only to events or information as of the date on which the statements are made in this prospectus and the documents incorporated by reference herein. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. You should read this prospectus, the documents incorporated by reference herein and the documents that we refer to in this prospectus and have filed as exhibits to the registration statement, of which this prospectus forms a part, completely and with the understanding that our actual future results may be materially different from what we expect. For all forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this prospectus, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

USE OF PROCEEDS

We may offer and sell up to $75,000,000 of ADSs from time to time in this offering. The actual amount of proceeds to us from this offering or upon settlement of any forward sale agreement, will depend upon the actual number of ADSs sold and the market prices at which they are sold. There can be no assurance that we or the forward purchaser will be able to sell any ADSs under the sales agreement as a source of financing.

We will not initially receive any proceeds from any sales of ADSs by the Forward Seller in connection with any forward sale agreements. We currently expect to fully physically settle each particular forward sale agreement, in which case we will expect to receive aggregate net cash proceeds at settlement equal to the number of ADSs underlying the particular forward sale agreement multiplied by the applicable forward sale price. However, subject to certain exceptions, we may also elect to cash settle or net share settle a particular forward sale agreement, as described in the next paragraph. The forward sale price that we expect to receive upon physical settlement of any particular forward sale agreement initially will be equal to the gross sales price of all borrowed ADSs sold by the Forward Seller during the applicable forward hedge selling period less a forward hedge selling commission of 4.0% of the gross sales prices of all borrowed ADSs sold during the applicable forward hedge selling period by it as a Forward Seller, subject to adjustment on a daily basis based on a floating interest rate factor equal to the overnight bank funding rate less a spread, and will be decreased based on amounts related to expected dividends on our ordinary shares during the term of the particular forward sale agreement. If the overnight bank funding rate is less than the spread for any forward sale agreement on any day, the interest factor will result in a reduction of the applicable forward sale price for such day.

If we elect to cash settle all or a portion of any particular forward sale agreement, we may not receive any proceeds from the sale of ADSs related to such election (or may owe cash to the forward purchaser). If we elect to net share settle all or a portion of any particular forward sale agreement in full, we will not receive any proceeds from the Forward Purchaser (and may owe ADSs to the forward purchaser).

We currently intend to use the net proceeds of this offering to continue the regulatory approval process for and fund the commercial launch, if approved, of OPT-302 for the treatment of wet AMD and for working capital and other general corporate purposes.

The amounts and timing of our actual expenditures will depend on numerous factors, including the progress of our clinical trials and other development efforts and other factors described under the section titled “Risk Factors” in this prospectus and the documents incorporated by reference herein, as well as the amount of cash used in our operations. We may find it necessary or advisable to use the net proceeds for other purposes, and we will have broad discretion in the application of the net proceeds. Pending the uses described above, we plan to invest the net proceeds from this offering in short- and intermediate-term, interest-bearing obligations, investment-grade instruments, certificates of deposit or direct or guaranteed obligations of the U.S. government.

DIVIDEND POLICY

We have not declared or paid any dividends on our ordinary shares since February 2005. We intend to retain any earnings for use in our business and do not currently intend to pay cash dividends on our ordinary shares. Dividends, if any, on our outstanding ordinary shares will be declared by and subject to the discretion of our board of directors, and subject to Australian law.

Any dividend we declare will be paid to the holders of ADSs, subject to the terms of the deposit agreement, to the same extent as holders of our ordinary shares, to the extent permitted by applicable law and regulations, less the fees and expenses payable under the deposit agreement. Any dividend we declare will be distributed by the depositary bank to the holders of the ADSs, subject to the terms of the deposit agreement.

DILUTION

If you invest in ADSs, your interest will be immediately diluted to the extent of the difference between the offering price per ADS you pay in this offering and our net tangible book value per ADS immediately after this offering, assuming we fully or partially physically settle any forward sale agreement. Dilution results from the fact that the offering price is substantially in excess of the net book value per ADS. Our historical net tangible book value as of June 30, 2021 was US$0.39 per ordinary share (equivalent to US$3.08 per ADS). Historical net tangible book value per share is determined by dividing our total consolidated tangible assets, less the amount of our total consolidated liabilities, by the number of ordinary shares outstanding as of June 30, 2021. Dilution in net tangible book value per share represents the difference between the amount per share paid by purchasers of ADSs in this offering and the as adjusted net tangible book value per share of our ordinary shares immediately after giving effect to this offering.

After giving effect to the sale of 11,503,067 ADSs in the aggregate amount of US$75.0 million in this offering at an assumed offering price of US$6.52 per ADS, the last reported sale price of the ADSs on Nasdaq on January 28, 2022, after deducting estimated commissions and offering expenses payable by us (assuming no forward sales of ADSs), our as adjusted net tangible book value as of June 30, 2021 would have been US$207.1 million, or US$3.74 per ADS. This represents an immediate increase in net tangible book value of US$0.66 per ADS to existing shareholders and holders of ADSs and an immediate dilution in net tangible book value of US$2.78 per ADS to new investors purchasing the ADSs in this offering.

The following table illustrates this dilution on a per ADS basis. The information is illustrative only and will adjust based on the actual prices at which ADSs are sold, the amount of forward sales of ADSs and their method of settlement (given the table below assumes no forward sales of ADSs), the actual number of ADSs sold and other terms of the offering determined at the time ADSs are sold pursuant to this prospectus. The ADSs sold in this offering, if any, will be sold from time to time at various prices.

Assumed initial offering price per ADS			US$	6.52
Historical net tangible book value per ADS as of June 30, 2021	US$	3.08
Increase in net tangible book value per ADS attributable to this offering		0.66

As adjusted net tangible book value per ADS as of June 30, 2021				3.74

Dilution per ADS to investors participating in this offering			US$	2.78

The foregoing tables and calculations are based on 351,003,541 of our ordinary shares outstanding as of June 30, 2021, and excludes:

∎

subject to certain vesting criteria being satisfied, up to 10,000,000 ordinary shares that may be issued to cover the delivery of ordinary shares to participants of our NED Plan, as of June 30, 2021; and

∎	subject to certain vesting criteria being satisfied, up to 6,644,000 ordinary shares that may be issued to cover the delivery of ordinary shares to participants of our LTIP, as of June 30, 2021; and

∎	20,631,354 ordinary shares reserved for future issuance under the LTIP.

From June 30, 2021 to December 31, 2021:

∎	we granted options to purchase 4,175,000 ordinary shares with a weighted-average exercise price of A$1.54 per share;

∎

we granted performance rights for 1,600,000 ordinary shares that will vest upon achievement of certain performance milestones relating to our Phase 3 clinical trials of OPT-302 for the treatment of wet AMD; and

∎	we issued 935,739 ordinary shares upon the exercise of options with a weighted-average exercise price of A$0.57 per share.

As of December 31, 2021, we had 351,939,280 ordinary shares outstanding, including 12,453,716 ordinary shares underlying ADSs outstanding.

TAXATION

The following is a general summary of certain Australian and United States federal income tax consequences relevant to the decision to acquire securities in this offering. The discussion is not intended to be, nor should it be construed as, legal or tax advice to any particular prospective purchaser. The discussion is based on laws and relevant interpretations thereof in effect as of the date of this prospectus, all of which are subject to change or different interpretations, possibly with retroactive effect. The discussion does not address tax laws of jurisdictions other than Australia and the United States. You should consult your tax advisors with respect to the consequences of the acquisition, ownership and disposition of the ordinary shares or ADSs.

Material United States Federal Income Tax Considerations

The following discussion is a summary of U.S. federal income tax considerations generally applicable to the ownership and disposition of the ADSs or ordinary shares by a U.S. holder (as defined below). This summary applies only to U.S. holders that hold such ADSs or ordinary shares as capital assets (generally, property held for investment) for U.S. federal income tax purposes. This summary does not address all U.S. federal income tax considerations that may be relevant to a particular U.S. holder and does not represent a detailed discussion of all of the U.S. federal income tax considerations applicable to a holder of our ordinary shares or ADSs that may be subject to special tax rules including, without limitation:

∎	banks, financial institutions or insurance companies

∎	brokers, dealers or traders in securities, currencies, commodities, or notional principal contracts;

∎	tax-exempt entities or organizations, including an “individual retirement account” or “Roth IRA” as defined in Section 408 or 408A of the Code (as defined below), respectively;

∎	real estate investment trusts, regulated investment companies or grantor trusts;

∎	persons that hold ADSs or ordinary shares as part of a “hedging,” “integrated,” “wash sale” or “conversion” transaction or as a position in a “straddle” for U.S. federal income tax purposes;

∎

S corporations, partnerships, or other entities or arrangements classified as passthrough entities for U.S. federal income tax purposes, or U.S. holders who hold the ADSs or ordinary shares through such an entity;

∎	certain former citizens or long-term residents of the United States;

∎	persons that received ADSs or ordinary shares pursuant to the exercise of any employee share option or otherwise as compensation for the performance of services;

∎	holders that own or have owned directly, indirectly, or through attribution 10% or more of the voting power or value of our ordinary shares or ADSs; and

∎	holders that have a “functional currency” other than the U.S. dollar.

Holders of the ADSs or ordinary shares who fall within one of the categories above are advised to consult their tax advisor regarding the specific tax consequences which may apply to their particular situation.

If a partnership (or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds the ADSs or ordinary shares, the tax consequences relating to an investment in the ADSs or ordinary shares will depend in part upon the status of the partner and the activities of the partnership. Such a partner or partnership should consult its tax advisor regarding the U.S. federal income tax considerations of owning and disposing of the ADSs or ordinary shares in its particular circumstances.

The discussion in this section is based on the U.S. Internal Revenue Code of 1986, as amended, or the Code, existing, proposed and temporary U.S. Treasury Regulations promulgated thereunder, administrative and judicial interpretations thereof, and the Convention between the Government of the United States of America and the Government of Australia for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income, signed on August 6, 1982, as amended and currently in force, or the Treaty, in each case as in effect and available on the date hereof. Such authorities are subject to change, which change could apply retroactively, and to differing interpretations, all of which could affect the tax considerations described below. There can be no assurances that the U.S. Internal Revenue Service, or the IRS, will not take a position concerning the tax consequences of the ownership and disposition of ADSs or ordinary shares or that such a position would not be sustained by a court. U.S. holders should consult their own tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of owning and disposing of ADSs or ordinary shares in their particular circumstances.

This summary does not address gift or estate tax considerations, alternative minimum tax considerations, the potential application of the Medicare contribution tax on net investment income, the special tax accounting rules under Section 451(b) of the Code, or any U.S. state, local, or non-U.S. tax considerations applicable to the acquisition, ownership and disposition of ordinary shares or ADSs or ordinary shares.

For the purposes of this description, a “U.S. holder” is a beneficial owner of the ADSs or ordinary shares that is (or is treated as), for U.S. federal income tax purposes:

∎	an individual who is a citizen or resident of the United States;

∎	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia;

∎	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

∎

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of such trust, or if such trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

The discussion in this section is based in part upon the representations of the depositary and the assumption that each obligation in the amended and restated deposit agreement and any related agreement will be performed in accordance with its terms.

In general, and taking into account the earlier assumptions, for U.S. federal income tax purposes, a U.S. holder holding ADSs will be treated as the owner of the ordinary shares represented by the ADSs. Exchanges of ordinary shares for ADSs, and ADSs for ordinary shares, generally will not be subject to U.S. federal income tax.

ALL HOLDERS AND POTENTIAL HOLDERS OF THE ADSs SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES APPLICABLE TO THEM RELATING TO THE ACQUISITION, OWNERSHIP AND DISPOSITION OF THE ADSs OR ORDINARY SHARES, INCLUDING THE APPLICABILITY OF U.S. FEDERAL, STATE AND LOCAL TAX LAWS, AUSTRALIAN TAX LAWS AND OTHER NON-U.S. TAX LAWS.

Passive Foreign Investment Company Considerations.

If we are classified as a passive foreign investment company, or a PFIC, in any taxable year, during which a U.S. holder holds the ADSs or ordinary shares, such U.S. holder will be subject to special rules generally intended to reduce or eliminate any benefits from the deferral of U.S. federal income tax that a U.S. holder could derive from investing in a non-U.S. company that does not distribute all of its earnings on a current basis.

We will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying certain look-through rules with respect to the income and assets of our subsidiaries, either: (1) at least 75% of the gross income is “passive income” or (2) at least 50% of the average quarterly value of our total gross assets (which would generally be measured by fair market value of our assets, and for which purpose the total value of our assets may be determined in part by the market value of the ADSs and our ordinary shares, which are subject to change) is attributable to assets that produce “passive income” or are held for the production of “passive income.”

Passive income for this purpose generally includes dividends, interest, royalties, rents, gains from commodities and securities transactions, the excess of gains over losses from the disposition of assets which produce passive income, and amounts derived by reason of the temporary investment of funds raised in offerings of our securities. If a non-U.S. corporation owns directly or indirectly at least 25% by value of the stock of another corporation or the partnership interests in a partnership, the non-U.S. corporation is treated for purposes of the PFIC tests as owning its proportionate share of the assets of the other corporation or partnership and as receiving directly its proportionate share of the other corporation’s or partnership’s income.

There can be no assurance that we will not be considered a PFIC in any past, current or future taxable year, and based on the nature and composition of our income, assets, activities and market capitalization, it is likely that we will be a PFIC for our taxable year ended June 30, 2021 and in our current taxable year. However, our PFIC status is based on an annual determination and may change from year to year. Our status as a PFIC will depend on the composition of our income and the composition and value of our assets, which may be determined in large part by reference to the market value of the ADSs and our ordinary shares, which may be volatile, from time to time. Our status may also depend, in part, on how quickly we utilize the cash we raise in any offering of our securities. Our U.S. counsel expresses no opinion regarding our conclusions or our expectations regarding our PFIC status.

If we are classified as a PFIC in any year with respect to which a U.S. holder owns the ADSs or ordinary shares, we will continue to be treated as a PFIC with respect to such U.S. holder in all succeeding years during which the U.S. holder owns the ADSs or ordinary shares, regardless of whether we continue to meet the tests described above unless we cease to be a PFIC and the U.S. holder has made a “deemed sale” election under the PFIC rules. If the “deemed sale” election is made, a U.S. holder will be deemed to have sold the securities the U.S. holder holds at their fair market value as of the date of such deemed sale and any gain from such deemed sale would be subject to the rules described below. After the deemed sale election, so long as we do not become a PFIC in a subsequent taxable year, the U.S. holder’s securities with respect to which such election was made will not be treated as shares in a PFIC and the U.S. holder will not be subject to the rules described below with respect to any “excess distribution” the U.S. holder receives from us or any gain from an actual sale or other disposition of the securities. U.S. holders should consult their tax advisors as to the possibility and consequences of making a deemed sale or other “purging” election if such election becomes available

If we are a PFIC, and you are a U.S. holder that does not make one of the elections described herein, a special tax regime will apply to both (a) any “excess distribution” by us to you (generally, your ratable portion of distributions in any year, other than the taxable year in which your holding period in the shares or ADSs begins, which are greater than 125% of the average annual distribution received by you in the shorter of the three preceding years or the portion of your holding period for the ADSs or ordinary shares that preceded the year of the distribution) and (b) any gain realized on the sale or other disposition of the ADSs or ordinary shares. Under this regime, any excess distribution and realized gain will be treated as ordinary income and will be subject to tax as if (a) the excess distribution or gain had been realized ratably over your holding period, (b) the amount deemed realized in each year had been subject to tax in each year of that holding period at the highest marginal rate for such year (other than income allocated to the current period or any taxable period before we became a PFIC, which would be subject to tax at the U.S. holder’s regular ordinary income rate for the current year and would not be subject to the interest charge discussed below) and (c) the interest charge generally applicable to underpayments of tax had been imposed on the taxes deemed to have been payable in those years. In addition, dividend distributions made to you will not qualify for the lower rates of taxation applicable to qualified dividends discussed above under “Distributions.”

Certain elections may alleviate some of the adverse consequences of PFIC status and would result in an alternative treatment of our ordinary shares or ADSs

If a U.S. holder makes a mark-to-market election, with respect to our ordinary shares or ADSs, the U.S. holder generally will recognize as ordinary income any excess of the fair market value of our ordinary shares or ADSs at the end of each taxable year over their adjusted tax basis, and will recognize an ordinary loss in respect of any excess of the adjusted tax basis of our ordinary shares or ADSs over their fair market value at the end of the taxable year (but only to the extent of the net amount of income previously included as a result of the mark-to-market election). If a U.S. holder makes the election, the U.S. holder’s tax basis in our ordinary shares or ADSs will be adjusted to reflect these income or loss amounts. Any gain recognized on the sale or other disposition of our ordinary shares or ADSs in a year in which we are a PFIC will be treated as ordinary income and any loss will be treated as an ordinary loss (but only to the extent of the net amount of income previously included as a result of the mark-to-market election). The mark-to-market election is available only if we are a PFIC and our ordinary shares or ADSs are “regularly traded” on a “qualified exchange.” Our ordinary shares or ADSs will be treated as “regularly traded” in any calendar year in which more than a de minimis quantity of our ordinary shares or ADSs are traded on a qualified exchange on at least 15 days during each calendar quarter (subject to the rule that trades that have as one of their principal purposes the meeting of the trading requirement are disregarded). Nasdaq is a qualified exchange for this purpose and, consequently, if the ADSs are regularly traded, the mark-to-market election will be available to a U.S. holder. It should be noted that only the ADSs and not our ordinary shares are listed on Nasdaq. Consequently, our ordinary shares may not be marketable if the ASX (where our ordinary shares are currently listed) does not meet the applicable requirements. U.S. holders should consult their tax advisors regarding the availability of the mark-to-market election for ordinary shares that are not represented by ADSs.

However, a mark-to-market election generally cannot be made for equity interests in any lower-tier PFICs that we own, unless shares of such lower-tier PFIC are themselves “marketable.” As a result, even if a U.S. holder validly makes a mark-to-market election with respect to our ordinary shares or ADSs, the U.S. holder may continue to be subject to the PFIC rules (described above) with respect to its indirect interest in any of our investments that are treated as an equity interest in a PFIC for U.S. federal income tax purposes. U.S. holders should consult their tax advisors as to the availability and desirability of a mark-to-market election, as well as the impact of such election on interests in any lower-tier PFICs.

We do not currently intend to provide the information necessary for U.S. holders to make qualified electing fund elections if we were treated as a PFIC for any taxable year. U.S. holders should consult their tax advisors to determine whether any of the other elections described above would be available and if so, what the consequences of the alternative treatments would be in their particular circumstances.

If we are determined to be a PFIC, the general tax treatment for U.S. holders described in this section would apply to indirect distributions and gains deemed to be realized by U.S. holders in respect of any of our subsidiaries that also may be determined to be PFICs. U.S. holders should consult their tax advisors regarding the application of the PFIC rules to our subsidiaries.

If a U.S. holder owns ordinary shares or ADSs during any taxable year in which we are a PFIC, the U.S. holder may be required to file an IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund) with respect to the company, generally with the U.S. holder’s federal income tax return for that year. You should consult your tax advisor concerning any filing requirements arising from the PFIC rules.

The U.S. federal income tax rules relating to PFICs are complex. Prospective U.S. investors are urged to consult their own tax advisors with respect to the acquisition, ownership and disposition of our ordinary shares or ADSs, the consequences to them of an investment in a PFIC, any elections available with respect to ordinary shares and ADSs and the IRS information reporting obligations with respect to the acquisition, ownership and disposition of ordinary shares and ADSs.

Distributions

We do not expect to make any distributions in respect of the ADSs or ordinary shares. Subject to the discussion under “—Passive Foreign Investment Company Considerations” above, the gross amount of any distribution (including any amounts withheld in respect of foreign tax) actually or constructively received by a U.S. holder with respect to the ADSs or ordinary shares will generally be taxable to the U.S. holder as a dividend to the extent of the U.S. holder’s pro rata share of our current or accumulated earnings and profits as determined under U.S. federal income tax principles. Distributions in excess of earnings and profits will generally be non-taxable to the U.S. holder to the extent of, and will be applied against and reduce (but not below zero), the U.S. holder’s adjusted tax basis in the ADSs or ordinary shares. Distributions in excess of earnings and profits and such adjusted tax basis will generally be taxable to the U.S. holder as either long-term or short-term capital gain depending upon whether the U.S. holder has held the ADSs or ordinary shares for more than one year as of the time such distribution is received. However, since we do not calculate our earnings and profits under U.S. federal income tax principles, it is expected that any distribution will be reported as a dividend, even if that distribution would otherwise be treated as a non-taxable return of capital or as capital gain under the rules described above.

Non-corporate U.S. holders may qualify for the preferential rates of taxation with respect to dividends on the ADSs or ordinary shares applicable to long-term capital gains (i.e., gains from the sale of capital assets held for more than one year) and “qualified dividend income” (as discussed below) if we are a “qualified foreign corporation” and certain other requirements (discussed below) are met. A non-U.S. corporation generally will be considered to be a qualified foreign corporation (a) if it is eligible for the benefits of a comprehensive tax treaty with the United States which the Secretary of Treasury of the United States determines is satisfactory for purposes of this provision and which includes an exchange of information provision, or (b) with respect to any dividend it pays on ADSs or ordinary shares which are readily tradable on an established securities market in the United States. The ADSs are listed on Nasdaq, which is an established securities market in the United States, and we expect the ADSs to be readily tradable on Nasdaq. However, there can be no assurance that the ADSs will be considered readily tradable on an established securities market in the United States in later years. The Company, which is incorporated under the laws of Australia, believes that it qualifies as a resident of Australia for purposes of, and is eligible for the benefits of, the Treaty, although there can be no assurance in this regard. Further, the IRS has determined that the Treaty is satisfactory for purposes of the qualified dividend rules and that it includes an exchange-of-information program. However, the preferential tax rates available for qualified dividend income do not apply if we are a PFIC in the taxable year in which such dividends are paid or in the preceding taxable year. Therefore, in light of the discussion under “—Passive Foreign Investment Company Considerations” above, you should assume that dividends generally will not constitute qualified dividend income eligible for reduced rates of taxation. In addition, the dividends will not be eligible for the dividends-received deduction generally allowed to corporate U.S. holders.

A U.S. holder generally may claim the amount of any Australian withholding tax as either a deduction from gross income or a credit against its U.S. federal income tax liability. The foreign tax credit is subject to numerous complex limitations that must be determined and applied on an individual basis. In addition, the creditability of foreign taxes could be affected by actions taken by intermediaries in the chain of ownership between the holders of the ADSs and our company if, as a result of such actions, the holders of the ADSs are not properly treated as beneficial owners of the underlying ordinary shares. Each U.S. holder should consult its own tax advisors regarding the foreign tax credit rules.

In general, the amount of a distribution paid to a U.S. holder in a foreign currency will be the U.S. dollar value of the foreign currency calculated by reference to the spot exchange rate on the day the depositary receives the distribution, in the case of the ADSs, or on the day the distribution is received by the U.S. holder, in the case of ordinary shares, regardless of whether the foreign currency is converted into U.S. dollars at that time. Any foreign currency gain or loss a U.S. holder realizes on a subsequent conversion of foreign currency into U.S. dollars will be U.S. source ordinary income or loss. If dividends received in a foreign currency are converted into U.S. dollars on the day they are received, a U.S. holder should not be required to recognize foreign currency gain or loss in respect of the dividend.

Sale, Exchange or Other Taxable Disposition

A U.S. holder will generally recognize gain or loss for U.S. federal income tax purposes upon the sale, exchange or other taxable disposition of the ADSs or ordinary shares in an amount equal to the difference between the U.S. dollar value of the amount realized from such sale or exchange and the U.S. holder’s adjusted tax basis in those securities, determined in U.S. dollars. Subject to the discussion under “—Passive Foreign Investment Company Considerations” above, this gain or loss will generally be a capital gain or loss. The adjusted tax basis in the ADSs or ordinary shares generally will be equal to the cost of such ADSs or ordinary shares. Capital gain from the sale, exchange or other taxable disposition of the ADSs or ordinary shares by a non-corporate U.S. holder is generally eligible for a preferential rate of taxation applicable to capital gains if the non-corporate U.S. holder’s holding period determined at the time of such sale, exchange or other taxable disposition for such securities exceeds one year (i.e., such gain is long-term taxable gain). The deductibility of capital losses for U.S. federal income tax purposes is subject to limitations. Any such gain or loss that a U.S. holder recognizes generally will be treated as U.S. source gain or loss for foreign tax credit limitation purposes.

For a cash basis taxpayer, units of foreign currency paid or received are translated into U.S. dollars at the spot rate on the settlement date of the purchase or sale. In that case, no foreign currency exchange gain or loss will result from currency fluctuations between the trade date and the settlement date of such a purchase or sale.

An accrual basis taxpayer, however, may elect the same treatment required of cash basis taxpayers with respect to purchases and sales of our ordinary shares or ADSs that are traded on an established securities market, provided the election is applied consistently from year to year. Such election may not be changed without the consent of the IRS. For an accrual basis taxpayer who does not make such election, units of foreign currency paid or received are translated into U.S. dollars at the spot rate on the trade date of the purchase or sale. Such an accrual basis taxpayer may recognize exchange gain or loss based on currency fluctuations between the trade date and the settlement date. Any foreign currency gain or loss a U.S. holder realizes will be U.S. source ordinary income or loss.

Backup Withholding and Information Reporting.

U.S. holders generally will be subject to information reporting requirements with respect to dividends on the ordinary shares or ADSs and on the proceeds from the sale, exchange or disposition of the ordinary shares or ADSs that are paid within the United States or through U.S.-related financial intermediaries, unless the U.S. holder is an “exempt recipient.” In addition, U.S. holders may be subject to backup withholding on such payments, unless the U.S. holder provides a taxpayer identification number and a duly executed IRS Form W-9 or otherwise establishes an exemption. Backup withholding is not an additional tax, and the amount of any backup withholding will be allowed as a credit against a U.S. holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Asset Reporting.

Certain individual U.S. holders are required to report information relating to an interest in the ordinary shares or ADSs, subject to certain exceptions (including an exception for shares held in accounts maintained by U.S. financial institutions) by filing IRS Form 8938 (Statement of Specified Foreign Financial Assets) with their federal income tax return. U.S. holders are urged to consult their tax advisors regarding their information reporting obligations, if any, with respect to their ownership and disposition of the ordinary shares or ADSs.

THE DISCUSSION ABOVE IS A SUMMARY OF THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE ADSs OR ORDINARY SHARES AND IS BASED UPON LAWS AND RELEVANT INTERPRETATIONS THEREOF IN EFFECT AS OF THE DATE OF THIS PROSPECTUS, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY WITH RETROACTIVE EFFECT. EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES TO IT OF AN INVESTMENT IN THE ADSs OR ORDINARY SHARES IN LIGHT OF THE INVESTOR’S OWN CIRCUMSTANCES.

Material Australian Tax Considerations

In this section, we discuss the material Australian income tax, stamp duty and goods and services tax considerations related to the acquisition, ownership and disposal by the absolute beneficial owners of the ADSs or ordinary shares represented by ADSs. It is based upon existing Australian tax law as of the date of this registration statement, which is subject to change, possibly retrospectively. This discussion does not address all aspects of Australian tax law which may be important to particular investors in light of their individual investment circumstances, such as ADSs or shares held by investors subject to special tax rules (for example, financial institutions, insurance companies or tax exempt organizations). In addition, this summary does not discuss any non-Australian or state tax considerations, other than stamp duty and goods and services tax.

Prospective investors are urged to consult their tax advisors regarding the Australian and non-Australian income and other tax considerations of the acquisition, ownership and disposition of the ADSs or shares. This summary is based upon the premise that the holder of an ADS is not an Australian tax resident and is not carrying on business in Australia through a permanent establishment (referred to as a “Non-Australian Holder” in this summary). This summary is also based on the assumption that a Non-Australian Holder is “absolutely entitled” to the ordinary shares represented by an ADS (please also see the section titled “—Nature of ADSs for Australian Taxation Purposes” below).

Nature of ADSs for Australian Taxation Purposes

Non-Australian Holders of ADSs should obtain specialist Australian tax advice regarding their rights and obligations under the deposit agreement with the depositary, including whether the deposit arrangement constitutes a “bare trust” resulting in the holders of an ADS being “absolutely entitled” to the underlying shares represented by the ADS for Australian taxation purposes. Apart from certain aspects of the Australian tax legislation (for example, the Australian capital gains tax and withholding tax provisions, which are discussed below), there is no express legislative basis for disregarding “bare trusts” for Australian tax purposes generally.

This summary proceeds on the assumption that the deposit arrangement constitutes a bare trust, which results in holders of ADSs being “absolutely entitled” to the underlying shares. On this basis, holders of ADSs can be treated as the owners of the underlying ordinary shares for Australian capital gains tax purposes. Dividends paid on the underlying ordinary shares will also be treated as dividends derived by the holders of ADSs as the persons presently entitled to those dividends.

Taxation of Dividends

Australia operates a dividend imputation system under which dividends may be declared to be “franked” to the extent they are paid out of company profits that have been subject to income tax. Fully franked dividends are not subject to dividend withholding tax. To the extent that they are unfranked, dividends payable to Non-Australian Holders will be subject to dividend withholding tax except to the extent they are declared to be “conduit foreign income”, or CFI. Dividend withholding tax will be imposed at 30%, unless a shareholder is a resident of a country with which Australia has a double taxation treaty and qualifies for the benefits of the treaty. Under the provisions of the current Double Taxation Convention between Australia and the United States, the Australian tax withheld on unfranked dividends that are not declared to be CFI paid by us to which a resident of the United States is beneficially entitled is limited to 15%.

Under the Double Taxation Convention between Australia and the United States, if a U.S. resident company that is a Non-Australian Holder directly owns 10% or more of the voting interests in us, the Australian tax withheld on unfranked dividends that are not declared to be CFI paid by us to which the company is beneficially entitled is limited to 5%.

Character of ADSs or Shares for Australian Taxation Purposes

The Australian tax treatment of a sale or disposal of the ADSs or underlying shares will depend on whether they are held on revenue or capital account. ADSs may be held on revenue rather than capital account, for example, where they are held by share traders or any profit arises from a profit-making undertaking or scheme entered into by the holder. Non-Australian Holders of ADSs should obtain specialist Australian tax advice regarding the characterization of any gain or loss on a sale or disposal of the ADSs or underlying shares as revenue or capital in nature.

Tax on Sales or other Dispositions of Shares or ADSs—Capital Gains Tax

Non-Australian Holders who are treated as the owners of the underlying shares on the basis that they are absolutely entitled to those shares will not be subject to Australian capital gains tax on the gain made on a sale or other disposal of ordinary shares, provided the shares are not “taxable Australian property.” Taxable Australian property includes “indirect Australian real property interests,” which are interests in a company where:

∎	the Non-Australian Holders, together with associates, hold 10% or more of our issued shares, at the time of disposal or for a 12 month period during the two years prior to disposal; and

∎

more than 50% of our assets held directly or indirectly, determined by reference to market value, consists of Australian real property (which includes land and leasehold interests) or Australian mining, quarrying or prospecting rights at the time of disposal.

Australian capital gains tax applies to net capital gains at a taxpayer’s marginal tax rates. Net capital gains are calculated after reduction for capital losses, which may only be offset against capital gains.

If a Non-Australian Holder of ADSs was not absolutely entitled to the underlying shares, and the ADSs were held on capital account, the same principles would apply in determining whether a gain on the sale or disposal of the ADSs would be subject to Australian capital gains tax. That is, a Non-Australian Holder should not be subject to Australian capital gains tax provided the ADSs are not taxable Australian property.

The 50% capital gains tax discount is not available to Non-Australian Holders on gains from assets acquired after May 8, 2012 where they were non-Australian residents during the entire holding period. Companies are not entitled to a capital gains tax discount.

Broadly, where there is a disposal of “taxable Australian property,” which includes indirect Australian real property interests, the purchaser will be required to withhold and remit to the Australian Taxation Office, or the ATO, 12.5% of the proceeds from the sale. A transaction is excluded from the withholding requirements in certain circumstances, including where the transaction is an on-market transaction conducted on an approved stock exchange, a securities lending arrangement, or the transaction is conducted using a broker operated crossing system. There may also be an exception to the requirement to withhold where a Non-Australian Holder provides a declaration that their ordinary shares are not “indirect Australian real property interests”. The Non-Australian Holder may be entitled to receive a tax credit for the tax withheld by the purchaser which they may claim in their Australian income tax return.

Tax on Sales or other Dispositions of ADSs—Revenue Account

Non-Australian Holders who hold their ADSs on revenue account may have the gains made on the sale or other disposal of the ADSs included in their assessable income under the ordinary income provisions of the income tax law, if the gains are sourced in Australia. In the case of gains which are ordinary income, there are no express provisions which treat holders of ADSs as the owners of the underlying shares where they are absolutely entitled to those shares under a bare trust.

Non-Australian Holders assessable under these ordinary income provisions in respect of gains made on ADSs held on revenue account would be assessed for such gains at the Australian tax rates for non-Australian residents, which start at a marginal rate of 32.5% for individuals and would be required to file an Australian tax return. Some relief from Australian income tax may be available to a Non-Australian Holder who is resident of a country with which Australia has a double taxation treaty, qualifies for the benefits of the treaty and does not, for example, derive the gain in carrying on business through a permanent establishment in Australia.

To the extent an amount would be included in a Non-Australian Holder’s assessable income under both the capital gains tax provisions and the ordinary income provisions, the capital gain amount may be reduced, so that the holder may not be subject to double Australian tax on any part of the gain.

The statements under “Tax on Sales or Other Dispositions of Shares or ADSs—Capital Gains Tax” regarding a purchaser being required to withhold 12.5% tax on the acquisition of certain taxable Australian property are also relevant where the disposal of the ADSs by a Non-Australian Holder is likely to generate gains on revenue account, rather than a capital gain.

Dual Residency

If a holder of ADSs is a resident of both Australia and the United States under those countries’ domestic taxation laws, that holder may be subject to tax as an Australian resident. If, however, the holder is determined to be a U.S. resident for the purposes of the Double Taxation Convention between the United States and Australia and qualifies for the benefit of that treaty, the Australian tax may be subject to limitation by the Double Taxation Convention. Holders should obtain specialist taxation advice in these circumstances.

Stamp Duty

No Australian stamp duty is payable by Australian residents or non-Australian residents on the issue, transfer and/or surrender of the ADSs or ordinary shares, provided that the securities issued, transferred and/or surrendered do not represent 90% or more of our issued shares.

Australian Death Duty

Australia does not have estate or death duties. As a general rule, no capital gains tax liability is realized upon the inheritance of a deceased person’s shares. The disposal of inherited shares by beneficiaries may, however, give rise to a capital gains tax liability if the gain falls within the scope of Australia’s jurisdiction to tax.

Goods and Services Tax

No Australian goods and services tax will be payable on the supply of the ADSs or ordinary shares.

THE DISCUSSION ABOVE IS A SUMMARY OF THE AUSTRALIAN TAX CONSEQUENCES OF AN INVESTMENT IN OUR ORDINARY SHARES OR ADSs AND IS BASED UPON LAWS AND RELEVANT INTERPRETATIONS THEREOF IN EFFECT AS OF THE DATE OF THIS PROSPECTUS, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY WITH RETROACTIVE EFFECT. EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES TO IT OF AN INVESTMENT IN OUR ORDINARY SHARES OR ADSs IN LIGHT OF THE INVESTOR’S OWN CIRCUMSTANCES.

DESCRIPTION OF SHARE CAPITAL

General

The following description of our ordinary shares is only a summary. We encourage you to read our Constitution, which is included as an exhibit to the registration statement of which this prospectus forms a part. We are a public company limited by shares incorporated under the Corporations Act 2001 (Cth), the Corporations Act, by the Australian Securities and Investments Commission, or ASIC. Our corporate affairs are principally governed by our Constitution, the Corporations Act and the ASX Listing Rules. Our ordinary shares trade on the ASX.

The Australian law applicable to our Constitution is not significantly different than a U.S. company’s charter documents except we do not have a limit on our authorized share capital, the concept of par value is not recognized under Australian law and as further discussed under “—Our Constitution.”

Subject to any restrictions on the issue of securities in our Constitution, the Corporations Act and the ASX Listing Rules and any other applicable law, we may from time to time issue shares and grant options on any terms, with the rights and restrictions and for the consideration that our board of directors determine. The rights and restrictions attaching to ordinary shares are derived through a combination of our Constitution, the common law applicable in Australia, the ASX Listing Rules, the Corporations Act and other applicable law. A general summary of some of the rights and restrictions attaching to our ordinary shares are summarized below. Each ordinary shareholder is entitled to receive notice of, and to be present, vote and speak at, general meetings.

As of June 30, 2021, we had (i) 351,003,541 ordinary shares outstanding and (ii) outstanding options to purchase 16,644,000 ordinary shares at a weighted-average exercise price of US$0.86 per share.

Our Constitution

Our Constitution is similar in nature to the bylaws of a U.S. corporation. It does not provide for or prescribe any specific objectives or purposes of our company. Our Constitution is subject to the terms of the Corporations Act. It may be amended or repealed and replaced by special resolution of shareholders, which is a resolution passed by at least 75% of the votes cast by shareholders (in person or by proxy) entitled to vote on the resolution.

Under Australian law, a company has the legal capacity and powers of an individual both within and outside Australia. The material provisions of our Constitution are summarized below. This summary is not intended to be complete nor to constitute a definitive statement of the rights and liabilities of our shareholders, and is qualified in its entirety by reference to the complete text of our Constitution, a copy of which is on file with the Securities and Exchange Commission.

Interested Directors

A director or that director’s alternate who has a material personal interest in a matter that is being considered at a directors’ meeting must not be present while the matter is being considered at the meeting or vote in respect of that matter according to our Constitution unless permitted to do so by the Corporations Act, in which case such director may (i) be counted in determining whether or not a quorum is present at any meeting of directors considering that contract or arrangement or proposed contract or arrangement; (ii) sign or countersign any document relating to that contract or arrangement or proposed contract or arrangement; and (iii) vote in respect of, or in respect of any matter arising out of, the contract or arrangement or proposed contract or arrangement.

Unless a relevant exception applies, the Corporations Act requires our directors to provide disclosure of any material personal interest, and prohibits directors from voting on matters in which they have a material personal interest and from being present at the meeting while the matter is being considered, unless directors who do not have a material personal interest in the relevant matter have passed a resolution that identifies the director, the nature and extent of the director’s interest in the matter and its relation to our affairs and states that those directors are satisfied that the interest should not disqualify the director from voting or being present. In addition, the Corporations Act and the ASX Listing Rules may require shareholder approval of any provision of related party benefits to our directors, unless a relevant exception applies.

Directors’ Compensation

Our non-employee directors are paid remuneration for their services as directors. Subject to the ASX Listing Rules, non-employee directors as a whole may be paid or provided remuneration for their services a total amount or value not to exceed A$500,000 per annum. Subject to the ASX Listing Rules, the aggregate, capped sum for non-employee directors’ remuneration is to be divided among the directors in such proportion as the directors themselves agree and in accordance with our Constitution. The capped sum remuneration for non-employee directors may not be increased except at a general meeting of shareholders and the particulars of the proposed increase are required to have been provided to shareholders in the notice convening the meeting. In addition, our board of directors may fix the remuneration of each executive director, which may comprise salary or commission on or participation in our profits (or comprising a combination of each) as our directors determine.

Fees payable to our non-employee directors must be by way of a fixed sum and not by way of a commission on or a percentage of profits or operating revenue. Remuneration paid to our executive directors must also not include a commission or percentage of operating revenue.

Pursuant to our Constitution, any director who performs extra services or makes any special exertions, whether in going or residing abroad or otherwise for any of the purposes of the Company, that director may be paid an additional sum for those services and exertions.

In addition to other remuneration provided in our Constitution, all of our directors are entitled to be paid by us for all travelling and other expenses properly incurred by the directors in attending general meetings, board meetings, committee meetings or otherwise in connection with our business.

In addition, in accordance with our Constitution, a director may be paid a retirement benefit as determined by our board of directors subject to the requirements of the Corporations Act.

Borrowing Powers Exercisable by Directors

Pursuant to our Constitution, the management and control of our business affairs are vested in our board of directors. Our board of directors has the power to raise or borrow money or obtain other financial accommodation for the purposes of the Company, and may grant security for the repayment of that sum or sums or the payment, performance or fulfilment of any debts, liabilities, contracts or obligations incurred or undertaken by the Company in any manner and upon any terms and conditions as our board of directors deems appropriate.

Retirement of Directors

Pursuant to our Constitution, one-third of our directors, other than the managing director, must retire from office at every annual general meeting. If the number of directors is not a multiple of three, then the number nearest, to but not exceeding, one-third must retire from office. The directors who retire in this manner are required to be the directors or director longest in office since last being elected. A director, other than the managing director, must retire from office at the conclusion of the third annual general meeting after which the director was elected. A retiring director remains in office until the end of the meeting and will be eligible for re-election at the meeting.

Rights and Restrictions on Classes of Shares

The rights attaching to our ordinary shares are detailed in our Constitution. Our Constitution provides that, subject to the Corporations Act, the ASX Listing Rules and our Constitution, our directors may issue shares with preferential, deferred or special rights, privileges or conditions or with any restrictions, whether in relation to dividends, voting, return of share capital, or otherwise as our board of directors may determine. Subject to the Corporations Act, the ASX Listing Rules and our Constitution (see “—Change of Control”), we may issue further shares on such terms and conditions as our board of directors resolve. We may only issue preference shares if the rights attaching to the preference shares relating to repayment of capital, participation in surplus assets and profits, cumulative and non-cumulative dividends, voting and priority of payment of capital and dividends in respect of other shares (including ordinary shares) are set out in our Constitution or otherwise approved by special resolution passed at a general meeting. Our outstanding share capital consists of only one class of ordinary shares.

Dividend Rights

Under the Corporations Act, a company must not pay a dividend unless (a) the company’s assets exceed its liabilities immediately before the dividend is declared and the excess is sufficient for the payment of the dividend; (b) the payment of the dividend is fair and reasonable to the company’s shareholders as a whole; and (c) the payment of the dividend does not materially prejudice the company’s ability to pay its creditors. Subject to this requirement, our board of directors may from time to time determine to pay and declare dividends to shareholders. All dividends unclaimed for one year after the time for payment has passed may be invested or otherwise made use of by our board of directors for our benefit until claimed or until dealt with under any law relating to unclaimed moneys.

Voting Rights

Under our Constitution, and subject to any voting exclusions imposed under the ASX Listing Rules (which typically exclude parties from voting on resolutions in which they have an interest), the rights and restrictions attaching to a class of shares, each shareholder has one vote on a show of hands at a meeting of the shareholders unless a poll is demanded under the Constitution or the Corporations Act. On a poll vote, each shareholder shall have one vote for each fully paid share and a fractional vote for each share held by that shareholder that is not fully paid, such fraction being equivalent to the proportion of the amount that has been paid to such date on that share. Shareholders may vote in person or by proxy, attorney or representative. Under Australian law, shareholders of a public company are generally not permitted to approve corporate matters by written consent. Our Constitution does not provide for cumulative voting.

Under Australian law, an ordinary resolution is passed if a majority of the votes cast on the resolution (in person or by proxy) by members entitled to vote on the resolution are in favor of the resolution. Under Australian law, a special resolution is passed if at least 75% of the votes cast on the resolution (in person or by proxy) are in favor of the resolution.

ADS holders may not directly vote at a meeting of the shareholders but may instruct the depositary to vote the number of deposited ordinary shares their ADSs represent.

Right to Share in Our Profits

Pursuant to our Constitution, our shareholders are entitled to participate in our profits only by payment of dividends. Our board of directors may from time to time determine to pay dividends to the shareholders. However, any such dividend may only be payable in accordance with the requirements set out in the Corporations Act described above.

Rights to Share in the Surplus in the Event of Winding Up

Our Constitution provides for the right of shareholders to participate in a surplus in the event of our winding up, subject to the rights attaching to a class of shares.

No Redemption Provision for Ordinary Shares

There are no redemption provisions in our Constitution in relation to ordinary shares. Under our Constitution, shares may be issued and allotted, which are liable to be redeemed. Under the Corporations Act, redeemable preference shares may only be redeemed if those preference shares are fully paid-up and payment in satisfaction of redemption is out of profits or the proceeds of a new issue of shares made for the purposes of the redemption.

Variation or Cancellation of Share Rights

Subject to the Corporations Act, the ASX Listing Rules and the terms of issue of shares of that class, the rights and privileges attached to shares in a class of shares may only be varied or cancelled by a special resolution, together with either:

∎	a special resolution passed at a meeting of members holding shares in the class; or

∎	the written consent of members with at least 75% of the shares in the class.

Directors May Make Calls

Our Constitution provides that subject to compliance with the Corporations Act and the terms on which partly paid shares are issued, directors may make calls on the holders of the shares for any money unpaid on them.

General Meetings of Shareholders

General meetings of shareholders may be called by our board of directors. Except as permitted under the Corporations Act, shareholders may not convene a meeting. The Corporations Act requires the directors to call and arrange to hold a general meeting on the request of shareholders with at least 5% of the votes that may be cast at a general meeting. Notice of the proposed meeting of our shareholders is required at least 28 days prior to such meeting under the Corporations Act.

Foreign Ownership Regulation

Our Constitution does not impose specific limitations on the rights of non-residents to own securities. However, acquisitions and proposed acquisitions of securities in Australian companies may be subject to review and approval by the Australian Federal Treasurer under the Foreign Acquisitions and Takeovers Act 1975 (Cth), or the FATA, which generally applies to acquisitions or proposed acquisitions:

∎

by a foreign person (as defined in the FATA) or associated foreign persons that would result in such persons having an interest in 20% or more of the issued shares of, or control of 20% or more of the voting power in, an Australian company; and

∎

by non-associated foreign persons that would result in such foreign persons having an aggregate interest in 40% or more of the issued shares of, or control of 40% or more of the voting power in, an Australian company, where the Australian company is valued above the monetary threshold prescribed by FATA.

However, no such review or approval under the FATA is required if the foreign acquirer is a U.S. entity or an entity from certain other free-trade agreement countries and the value of the Australian target is less than A$1,216 million for foreign acquirers from all other countries (and assuming we are not considered a sensitive business.)

The Australian Federal Treasurer may prevent a proposed acquisition in the above categories or impose conditions on such acquisition if the Treasurer is satisfied that the acquisition would be contrary to the national interest. If a foreign person acquires shares or an interest in shares in an Australian company in contravention of the FATA, the Australian Federal Treasurer may make a range of orders including an order the divestiture of such person’s shares or interest in shares in that Australian company.

Ownership Threshold

There are no specific provisions in our Constitution that require a shareholder to disclose ownership above a certain threshold. The Corporations Act, however, requires a shareholder to notify us and the ASX once it, together with its associates, acquires an interest of 5% or more in our ordinary shares (or voting power (as defined in the Corporations Act) of 5% or more of the votes in our ordinary shares), at which point the shareholder will be considered to be a “substantial” shareholder. Further, once a shareholder owns (alone or together with associates) an interest of 5% or more in us, such shareholder must notify us and the ASX of any increase or decrease of 1% or more in its holding of our ordinary shares, and must also notify us and the ASX on its ceasing to be a “substantial” shareholder.

Issues of Shares and Change in Capital

Subject to our Constitution, the Corporations Act, the ASX Listing Rules and any other applicable law, we may at any time issue shares and give any person a call or option over any shares on any terms, with preferential, deferred or other special rights, privileges or conditions or with restrictions and for the consideration and other terms that the directors determine. We may only issue preference shares if the rights attaching to the preference shares relating to repayment of capital, participation in surplus assets and profits, cumulative and non-cumulative dividends, voting and priority of payment of capital and dividends in respect of other shares (including ordinary shares) are set out in our Constitution or otherwise approved by special resolution passed at a general meeting of shareholders.

Subject to the requirements of our Constitution, the Corporations Act, the ASX Listing Rules and any other applicable law, including relevant shareholder approvals, we may consolidate or divide our share capital into a larger or smaller number by resolution, reduce our share capital in any manner (provided that the reduction is fair and reasonable to our shareholders as a whole, does not materially prejudice our ability to pay creditors and obtains the necessary shareholder approval) or buy back our ordinary shares whether under an equal access buy-back or on a selective basis.

Change of Control

Takeovers of listed Australian public companies, including us, are regulated by the Corporations Act, which prohibits the acquisition of a “relevant interest” in issued voting shares in a listed company if the acquisition will lead to that person’s or someone else’s voting power in our company increasing from 20% or below to more than 20% or increasing from a starting point that is above 20% and below 90%, which we refer to as the Takeover Prohibition, subject to a range of exceptions.

Generally, a person will have a relevant interest in securities if the person:

∎	is the holder of the securities (other than if the person holds those securities as a bare trustee);

∎	has power to exercise, or control the exercise of, a right to vote attached to the securities; or

∎	has the power to dispose of, or control the exercise of a power to dispose of, the securities.

If, at a particular time,

∎	a person has a relevant interest in issued securities; and

∎	the person (whether before or after acquiring the relevant interest) has:

∎	entered or enters into an agreement with another person with respect to the securities;

∎

given or gives another person an enforceable right, or has been or is given an enforceable right by another person, in relation to the securities (whether the right is enforceable presently or in the future and whether or not on the fulfillment of a condition); or

∎	granted or grants an option to, or has been or is granted an option by, another person with respect to the securities; and

∎

the other person would have a relevant interest in the securities if the agreement were performed, the right enforced or the option exercised, then the other person is taken to have a relevant interest in the relevant securities.

There are a number of exceptions to the Takeover Prohibition. In general terms, some of the more significant exceptions include:

∎	when the acquisition results from the acceptance of an offer under a formal takeover bid that complies with the Corporations Act;

∎

when the acquisition is conducted on market by or on behalf of the bidder during the bid period for a full takeover bid that is unconditional or only conditional on certain ‘prescribed’ matters set out in the Corporations Act;

∎	when the acquisition has been previously approved by our shareholders by resolution passed at general meeting;

∎

an acquisition by a person if, throughout the six months before the acquisition, that person or any other person has had voting power in our company of at least 19% and, as a result of the acquisition, none of the relevant persons would have voting power in our company more than three percentage points higher than they had six months before the acquisition;

∎	when the acquisition results from the issue of securities under a rights issue;

∎	when the acquisition results from the issue of securities under a dividend reinvestment scheme or bonus share plan;

∎	when the acquisition results from the issue of securities under certain underwriting arrangements;

∎	when the acquisition results from the issue of securities through a will or through operation of law;

∎	an acquisition that arises through the acquisition of a relevant interest in another listed company which is listed on a prescribed financial market or a financial market approved by ASIC;

∎	an acquisition arising from an auction of forfeited shares conducted on-market; or

∎	an acquisition arising through a compromise, arrangement, liquidation or buy-back.

Breaches of the takeovers provisions of the Corporations Act are criminal offenses. ASIC and the Australian Takeover Panel have a wide range of powers relating to breaches of takeover provisions, including the ability to make orders, canceling contracts, freezing transfers of, and rights attached to, securities and forcing a party to dispose of securities. There are certain defenses to breaches of the Takeover Prohibition provided in the Corporations Act.

Access to and Inspection of Documents

Inspection of our records is governed by our Constitution and the Corporations Act. Any member of the Company has the right to inspect or obtain copies of our share register on the payment of a prescribed fee. Our books containing the minutes of general meetings will be kept at our registered office and will be open to inspection of members at all times when the office is required to be open to the public. Other corporate records, including minutes of directors’ meetings, financial records and other documents, are not open for inspection by shareholders (who are not directors). Where a shareholder is acting in good faith and an inspection is deemed to be made for a proper purpose, a shareholder may apply to the court to make an order for inspection of our books.

Legal Name; Formation; Registered Office

We were incorporated under the laws of Australia in 1984 under the name Circadian Technologies Limited. In 1985, we completed an initial public offering of our ordinary shares and the listing of our ordinary shares on the ASX. In December 2015, we changed the name of our company to Opthea Limited. In October 2020, we completed a U.S. initial public offering of ADSs on Nasdaq.

Our headquarters and registered offices are located at Suite 0403, Level 4, 650 Chapel Street, South Yarra, VIC 3141, Australia. Our agent for service of process in the United States is Corporation Service Company, located at 19 West 44th Street, Suite 200, New York, NY 10036. Our website address is www.opthea.com. The reference to our website is an inactive textual reference only and information contained in, or that can be assessed through, our website is not part of this prospectus.

Listing

ADSs representing our ordinary shares are listed on Nasdaq under the symbol “OPT.” Our ordinary shares are listed on the ASX under the symbol “OPT.”

Transfer Agent and Registrar

The transfer agent and registrar for the ADSs is National Australia Bank Ltd. Computershare Investor Services Pty Limited is our transfer agent and registrar for our ordinary shares and maintains our share register for our ordinary shares. The share register reflects only record owners of our ordinary shares. Holders of the ADSs are not treated as one of our shareholders and their names are therefore not entered in our share register. The depositary, the custodian or their nominees are the holder of the shares underlying the ADSs. Holders of the ADSs have a right to receive the ordinary shares underlying their ADSs. See “Description of American Depositary Shares.”

DESCRIPTION OF AMERICAN DEPOSITARY SHARES

American Depositary Shares

The Bank of New York Mellon, as depositary, registers and delivers ADSs. Each ADS represents eight ordinary shares (or a right to receive eight ordinary shares) deposited with HSBC Bank Australia Limited, as custodian for the depositary in Australia. Each ADS also represents any other securities, cash or other property that may be held by the depositary. The deposited shares together with any other securities, cash or other property held by the depositary are referred to as the deposited securities. A copy of our Deposit Agreement among us, the depositary and the owners and holders of ADSs was filed with the SEC as an exhibit to our Annual Report on Form 20-F for the year ended June 30, 2021, filed on October 28, 2021 (File No. 001-39621).

Any ordinary shares that may be issued pursuant to this prospectus and the applicable prospectus supplement, whether directly or upon exercise of warrants, can be deposited for delivery of ADSs. The ADSs may be uncertificated securities or certificated securities evidenced by American Depositary Receipts, or ADRs. The depositary’s office at which the ADSs will be administered and its principal executive office are located at 240 Greenwich Street, New York, New York 10286.

You may hold ADSs either (A) directly (i) by having an American Depositary Receipt, also referred to as an ADR, which is a certificate evidencing a specific number of ADSs, registered in your name, or (ii) by having uncertificated ADSs registered in your name, or (B) indirectly by holding a security entitlement in ADSs through your broker or other financial institution that is a direct or indirect participant in The Depository Trust Company, or DTC. If you hold ADSs directly, you are a registered ADS holder, also referred to as an ADS holder. This description assumes you are an ADS holder. If you hold the ADSs indirectly, you must rely on the procedures of your broker or other financial institution to assert the rights of ADS holders described in this section. You should consult with your broker or financial institution to find out what those procedures are.

Registered holders of uncertificated ADSs will receive statements from the depositary confirming their holdings.

As an ADS holder, we will not treat you as one of our shareholders and you will not have shareholder rights. Australian law governs shareholder rights. The depositary will be the holder of the shares underlying your ADSs. As a registered holder of ADSs, you will have ADS holder rights. A deposit agreement among us, the depositary, ADS holders and all other persons indirectly or beneficially holding ADSs sets out ADS holder rights as well as the rights and obligations of the depositary. New York law governs the deposit agreement and the ADSs.

The following is a summary of the material provisions of the deposit agreement. For more complete information, you should read the entire deposit agreement and the form of ADR. Directions on how to obtain copies of those documents are provided in the section titled “Where You Can Find Additional Information.”

Dividends and Other Distributions

How Will You Receive Dividends and Other Distributions on the Shares?

The depositary has agreed to pay or distribute to ADS holders the cash dividends or other distributions it or the custodian receives on shares or other deposited securities, upon payment or deduction of its fees and expenses. You will receive these distributions in proportion to the number of shares your ADSs represent.

Cash

We do not expect to declare or pay any cash dividends or cash distributions on our ordinary shares for the foreseeable future. The depositary will convert any cash dividend or other cash distribution we pay on the shares into U.S. dollars, if it can do so on a reasonable basis and can transfer the U.S. dollars to the United States. If that is not possible or if any government approval is needed and cannot be obtained, the deposit agreement allows the depositary to distribute the foreign currency only to those ADS holders to whom it is possible to do so. It will hold the foreign currency it cannot convert for the account of the ADS holders who have not been paid. It will not invest the foreign currency and it will not be liable for any interest.

Before making a distribution, any withholding taxes, or other governmental charges that must be paid will be deducted. The depositary will distribute only whole U.S. dollars and cents and will round fractional cents to the nearest whole cent. If the exchange rates fluctuate during a time when the depositary cannot convert the foreign currency, you may lose some of the value of the distribution.

Shares

The depositary may distribute additional ADSs representing any shares we distribute as a dividend or free distribution. The depositary will only distribute whole ADSs. It will sell shares which would require it to deliver a fraction of an ADS (or ADSs representing those shares) and distribute the net proceeds in the same way as it does with cash. If the depositary does not distribute additional ADSs, the outstanding ADSs will also represent the new shares. The depositary may sell a portion of the distributed shares (or ADSs representing those shares) sufficient to pay its fees and expenses in connection with that distribution.

Rights to Purchase Additional Shares

If we offer holders of our securities any rights to subscribe for additional shares or any other rights, the depositary may (i) exercise those rights on behalf of ADS holders, (ii) distribute those rights to ADS holders or (iii) sell those rights and distribute the net proceeds to ADS holders, in each case after deduction or upon payment of its fees and expenses. To the extent the depositary does not do any of those things, it will allow the rights to lapse. In that case, you will receive no value for them. The depositary will exercise or distribute rights only if we ask it to and provide satisfactory assurances to the depositary that it is legal to do so. If the depositary will exercise rights, it will purchase the securities to which the rights relate and distribute those securities or, in the case of shares, new ADSs representing the new shares, to subscribing ADS holders, but only if ADS holders have paid the exercise price to the depositary. U.S. securities laws may restrict the ability of the depositary to distribute rights or ADSs or other securities issued on exercise of rights to all or certain ADS holders, and the securities distributed may be subject to restrictions on transfer.

Other Distributions

The depositary will send to ADS holders anything else we distribute on deposited securities by any means it thinks is legal, fair and practical. If it cannot make the distribution in that way, the depositary has a choice. It may decide to sell what we distributed and distribute the net proceeds, in the same way as it does with cash. Or, it may decide to hold what we distributed, in which case ADSs will also represent the newly distributed property. However, the depositary is not required to distribute any securities (other than ADSs) to ADS holders unless it receives satisfactory evidence from us that it is legal to make that distribution. The depositary may sell a portion of the distributed securities or property sufficient to pay its fees and expenses in connection with that distribution. U.S. securities laws may restrict the ability of the depositary to distribute securities to all or certain ADS holders, and the securities distributed may be subject to restrictions on transfer.

The depositary is not responsible if it decides that it is unlawful or impractical to make a distribution available to any ADS holders. We have no obligation to register ADSs, shares, rights or other securities under the Securities Act. We also have no obligation to take any other action to permit the distribution of ADSs, shares, rights or anything else to ADS holders. This means that you may not receive the distributions we make on our shares or any value for them if it is illegal or impractical for us to make them available to you.

Deposit, Withdrawal and Cancellation

How are ADSs Issued?

The depositary will deliver ADSs if you or your broker deposits shares or evidence of rights to receive shares with the custodian. Upon payment of its fees and expenses and of any taxes or charges, such as stamp taxes or stock transfer taxes or fees, the depositary will register the appropriate number of ADSs in the names you request and will deliver the ADSs to or upon the order of the person or persons that made the deposit.

How Can ADS Holders Withdraw the Deposited Securities?

You may surrender your ADSs to the depositary for the purpose of withdrawal. Upon payment of its fees and expenses and of any taxes or charges, such as stamp taxes or stock transfer taxes or fees, the depositary will deliver the shares and any other deposited securities underlying the ADSs to the ADS holder or a person the ADS holder designates at the office of the custodian. Or, at your request, risk and expense, the depositary will deliver the deposited securities at its office, if feasible. However, the depositary is not required to accept surrender of ADSs to the extent it would require delivery of a fraction of a deposited share or other security. The depositary may charge you a fee and its expenses for instructing the custodian regarding delivery of deposited securities.

How do ADS Holders Interchange Between Certificated ADSs and Uncertificated ADSs?

You may surrender your ADR to the depositary for the purpose of exchanging your ADR for uncertificated ADSs. The depositary will cancel that ADR and will send to the ADS holder a statement confirming that the ADS holder is the registered holder of uncertificated ADSs. Upon receipt by the depositary of a proper instruction from a registered holder of uncertificated ADSs requesting the exchange of uncertificated ADSs for certificated ADSs, the depositary will execute and deliver to the ADS holder an ADR evidencing those ADSs.

Voting Rights

How do You Vote?

ADS holders may instruct the depositary how to vote the number of deposited shares their ADSs represent. If we request the depositary to solicit your voting instructions (and we are not required to do so), the depositary will notify you of a shareholders’ meeting and send or make voting materials available to you. Those materials will describe the matters to be voted on and explain how ADS holders may instruct the depositary how to vote. For instructions to be valid, they must reach the depositary by a date set by the depositary. The depositary will try, as far as practical, subject to the laws of the Commonwealth of Australia and the provisions of our articles of association or similar documents, to vote or to have its agents vote the shares or other deposited securities as instructed by ADS holders. If we do not request the depositary to solicit your voting instructions, you can still send voting instructions, and, in that case, the depositary may try to vote as you instruct, but it is not required to do so. In any event, the depositary will not exercise any discretion in voting deposited securities and it will only vote or attempt to vote as instructed.

We cannot assure you that you will receive the voting materials in time to ensure that you can instruct the depositary to vote your shares. In addition, the depositary and its agents are not responsible for failing to carry out voting instructions or for the manner of carrying out voting instructions. This means that you may not be able to exercise voting rights and there may be nothing you can do if your shares are not voted as you requested.

In order to give you a reasonable opportunity to instruct the depositary as to the exercise of voting rights relating to Deposited Securities, if we request the Depositary to act, we agree to give the depositary notice of any such meeting and details concerning the matters to be voted upon at least 30 days in advance of the meeting date. Except by instructing the depositary as described above, you will not be able to exercise voting rights unless you surrender your ADSs and withdraw the shares. However, you may not know about the meeting enough in advance to withdraw the shares.

Fees and Expenses

Persons depositing or withdrawing shares or ADS holders must pay:	For:
US$5.00 (or less) per 100 ADSs (or portion of 100 ADSs)

Issuance of ADSs, including issuances resulting from a distribution of shares or rights or other property

Cancellation of ADSs for the purpose of withdrawal, including if the deposit agreement terminates

US$0.05 (or less) per ADS	Any cash distribution to ADS holders

A fee equivalent to the fee that would be payable if securities distributed to you had been shares and the shares had been deposited for issuance of ADSs	Distribution of securities distributed to holders of deposited securities (including rights) that are distributed by the depositary to ADS holders

US$0.05 (or less) per ADS per calendar year	Depositary services

Registration or transfer fees	Transfer and registration of shares on our share register to or from the name of the depositary or its agent when you deposit or withdraw shares

Expenses of the depositary	Cable (including SWIFT) and facsimile transmissions (when expressly provided in the deposit agreement) Converting foreign currency to U.S. dollars

Taxes and other governmental charges the depositary or the custodian has to pay on any ADSs or shares underlying ADSs, such as stock transfer taxes, stamp duty or withholding taxes	As necessary

Any charges incurred by the depositary or its agents for servicing the deposited securities	As necessary

The depositary collects its fees for delivery and surrender of ADSs directly from investors depositing shares or surrendering ADSs for the purpose of withdrawal or from intermediaries acting for them. The depositary collects fees for making distributions to investors by deducting those fees from the amounts distributed or by selling a portion of distributable property to pay the fees. The depositary may collect its annual fee for depositary services by deduction from cash distributions or by directly billing investors or by charging the book-entry system accounts of participants acting for them. The depositary may collect any of its fees by deduction from any cash distribution payable (or by selling a portion of securities or other property distributable) to ADS holders that are obligated to pay those fees. The depositary may generally refuse to provide fee-attracting services until its fees for those services are paid.

From time to time, the depositary may make payments to us to reimburse us for costs and expenses generally arising out of establishment and maintenance of the ADS program, waive fees and expenses for services provided to us by the depositary or share revenue from the fees collected from ADS holders. In performing its duties under the deposit agreement, the depositary may use brokers, dealers, foreign currency dealers or other service providers that are owned by or affiliated with the depositary and that may earn or share fees, spreads or commissions.

The depositary may convert currency itself or through any of its affiliates, or the custodian or we may convert currency and pay U.S. dollars to the depositary. Where the depositary converts currency itself or through any of its affiliates, the depositary acts as principal for its own account and not as agent, advisor, broker or fiduciary on behalf of any other person and earns revenue, including, without limitation, transaction spreads, that it will retain for its own account. The revenue is based on, among other things, the difference between the exchange rate assigned to the currency conversion made under the deposit agreement and the rate that the depositary or its affiliate receives when buying or selling foreign currency for its own account. The depositary makes no representation that the exchange rate used or obtained by it or its affiliate in any currency conversion under the deposit agreement will be the most favorable rate that could be obtained at the time or that the method by which that rate will be determined will be the most favorable to ADS holders, subject to the depositary’s obligation to act without negligence or bad faith. The methodology used to determine exchange rates used in currency conversions made by the depositary is available upon request. Where the custodian converts currency, the custodian has no obligation to obtain the most favorable rate that could be obtained at the time or to ensure that the method by which that rate will be determined will be the most favorable to ADS holders, and the depositary makes no representation that the rate is the most favorable rate and will not be liable for any direct or indirect losses associated with the rate. In certain instances, the depositary may receive dividends or other distributions from us in U.S. dollars that represent the proceeds of a conversion of foreign currency or translation from foreign currency at a rate that was obtained or determined by us and, in such cases, the depositary will not engage in, or be responsible for, any foreign currency transactions and neither it nor we make any representation that the rate obtained or determined by us is the most favorable rate and neither it nor we will be liable for any direct or indirect losses associated with the rate.

Payment of Taxes

You will be responsible for any taxes or other governmental charges payable on your ADSs or on the deposited securities represented by any of your ADSs. The depositary may refuse to register any transfer of your ADSs or allow you to withdraw the deposited securities represented by your ADSs until those taxes or other charges are paid. It may apply payments owed to you or sell deposited securities represented by your ADSs to pay any taxes owed and you will remain liable for any deficiency. If the depositary sells deposited securities, it will, if appropriate, reduce the number of ADSs to reflect the sale and pay to ADS holders any proceeds, or send to ADS holders any property, remaining after it has paid the taxes.

Tender and Exchange Offers; Redemption, Replacement or Cancellation of Deposited Securities

The depositary will not tender deposited securities in any voluntary tender or exchange offer unless instructed to do so by an ADS holder surrendering ADSs and subject to any conditions or procedures the depositary may establish.

If deposited securities are redeemed for cash in a transaction that is mandatory for the depositary as a holder of deposited securities, the depositary will call for surrender of a corresponding number of ADSs and distribute the net redemption money to the holders of called ADSs upon surrender of those ADSs.

If there is any change in the deposited securities such as a sub-division, combination or other reclassification, or any merger, consolidation, recapitalization or reorganization affecting the issuer of deposited securities in which the depositary receives new securities in exchange for or in lieu of the old deposited securities, the depositary will hold those replacement securities as deposited securities under the deposit agreement. However, if the depositary decides it would not be lawful and practical to hold the replacement securities because those securities could not be distributed to ADS holders or for any other reason, the depositary may instead sell the replacement securities and distribute the net proceeds upon surrender of the ADSs.

If there is a replacement of the deposited securities and the depositary will continue to hold the replacement securities, the depositary may distribute new ADSs representing the new deposited securities or ask you to surrender your outstanding ADRs in exchange for new ADRs identifying the new deposited securities.

If there are no deposited securities underlying ADSs, including if the deposited securities are cancelled, or if the deposited securities underlying ADSs have become apparently worthless, the depositary may call for surrender of those ADSs or cancel those ADSs upon notice to the ADS holders.

Amendment and Termination

How May the Deposit Agreement be Amended?

We may agree with the depositary to amend the deposit agreement and the ADRs without your consent for any reason. If an amendment adds or increases fees or charges, except for taxes and other governmental charges or expenses of the depositary for registration fees, facsimile costs, delivery charges or similar items, or prejudices a substantial right of ADS holders, it will not become effective for outstanding ADSs until 30 days after the depositary notifies ADS holders of the amendment. At the time an amendment becomes effective, you are considered, by continuing to hold your ADSs, to agree to the amendment and to be bound by the ADRs and the deposit agreement as amended.

How May the Deposit Agreement be Terminated?

The depositary will initiate termination of the deposit agreement if we instruct it to do so. The depositary may initiate termination of the deposit agreement if

∎	60 days have passed since the depositary told us it wants to resign but a successor depositary has not been appointed and accepted its appointment;

∎

we delist the ADSs from an exchange in the United States on which they were listed and do not list the ADSs on another exchange in the United States or make arrangements for trading of ADSs on the U.S. over-the-counter market;

∎	we delist our shares from an exchange outside the United States on which they were listed and do not list the shares on another exchange outside the United States;

∎	the depositary has reason to believe the ADSs have become, or will become, ineligible for registration on Form F-6 under the Securities Act;

∎	we appear to be insolvent or enter insolvency proceedings;

∎	all or substantially all the value of the deposited securities has been distributed either in cash or in the form of securities;

∎	there are no deposited securities underlying the ADSs or the underlying deposited securities have become apparently worthless; or

∎	there has been a replacement of deposited securities.

If the deposit agreement will terminate, the depositary will notify ADS holders at least 90 days before the termination date. At any time after the termination date, the depositary may sell the deposited securities. After that, the depositary will hold the money it received on the sale, as well as any other cash it is holding under the deposit agreement, unsegregated and without liability for interest, for the pro rata benefit of the ADS holders that have not surrendered their ADSs. Normally, the depositary will sell as soon as practicable after the termination date.

After the termination date and before the depositary sells, ADS holders can still surrender their ADSs and receive delivery of deposited securities, except that the depositary may refuse to accept a surrender for the purpose of withdrawing deposited securities or reverse previously accepted surrenders of that kind that have not settled if it would interfere with the selling process. The depositary may refuse to accept a surrender for the purpose of withdrawing sale proceeds until all the deposited securities have been sold. The depositary will continue to collect distributions on deposited securities, but, after the termination date, the depositary is not required to register any transfer of ADSs or distribute any dividends or other distributions on deposited securities to the ADSs holder (until they surrender their ADSs) or give any notices or perform any other duties under the deposit agreement except as described in this paragraph.

Limitations on Obligations and Liability

Limits on our Obligations and the Obligations of the Depositary; Limits on Liability to Holders of ADSs

The deposit agreement expressly limits our obligations and the obligations of the depositary. It also limits our liability and the liability of the depositary. We and the depositary:

∎

are only obligated to take the actions specifically set forth in the deposit agreement without negligence or bad faith, and the depositary will not be a fiduciary or have any fiduciary duty to holders of ADSs;

∎

are not liable if we are or it is prevented or delayed by law or by events or circumstances beyond our or its ability to prevent or counteract with reasonable care or effort from performing our or its obligations under the deposit agreement;

∎	are not liable if we or it exercises discretion permitted under the deposit agreement;

∎

are not liable for the inability of any holder of ADSs to benefit from any distribution on deposited securities that is not made available to holders of ADSs under the terms of the deposit agreement, or for any special, consequential or punitive damages for any breach of the terms of the deposit agreement;

∎	have no obligation to become involved in a lawsuit or other proceeding related to the ADSs or the deposit agreement on your behalf or on behalf of any other person;

∎	may rely upon any documents we believe or it believes in good faith to be genuine and to have been signed or presented by the proper person;

∎	are not liable for the acts or omissions of any securities depository, clearing agency or settlement system; and

∎

the depositary has no duty to make any determination or provide any information as to our tax status, or any liability for any tax consequences that may be incurred by ADS holders as a result of owning or holding ADSs or be liable for the inability or failure of an ADS holder to obtain the benefit of a foreign tax credit, reduced rate of withholding or refund of amounts withheld in respect of tax or any other tax benefit.

In the deposit agreement, we and the depositary agree to indemnify each other under certain circumstances.

Requirements for Depositary Actions

Before the depositary will deliver or register a transfer of ADSs, make a distribution on ADSs, or permit withdrawal of shares, the depositary may require:

∎	payment of stock transfer or other taxes or other governmental charges and transfer or registration fees charged by third parties for the transfer of any shares or other deposited securities;

∎	satisfactory proof of the identity and genuineness of any signature or other information it deems necessary; and

∎	compliance with regulations it may establish, from time to time, consistent with the deposit agreement, including presentation of transfer documents.

The depositary may refuse to deliver ADSs or register transfers of ADSs when the transfer books of the depositary or our transfer books are closed or at any time if the depositary or we think it advisable to do so.

Your Right to Receive the Shares Underlying your ADSs

ADS holders have the right to cancel their ADSs and withdraw the underlying shares at any time except:

∎

when temporary delays arise because: (i) the depositary has closed its transfer books or we have closed our transfer books; (ii) the transfer of shares is blocked to permit voting at a shareholders’ meeting; or (iii) we are paying a dividend on our shares;

∎	when you owe money to pay fees, taxes and similar charges; or

∎	when it is necessary to prohibit withdrawals in order to comply with any laws or governmental regulations that apply to ADSs or to the withdrawal of shares or other deposited securities.

This right of withdrawal may not be limited by any other provision of the deposit agreement.

Direct Registration System

In the deposit agreement, all parties to the deposit agreement acknowledge that the Direct Registration System, also referred to as DRS, and Profile Modification System, also referred to as Profile, will apply to the ADSs. DRS is a system administered by DTC that facilitates interchange between registered holding of uncertificated ADSs and holding of security entitlements in ADSs through DTC and a DTC participant. Profile is a feature of DRS that allows a DTC participant, claiming to act on behalf of a registered holder of uncertificated ADSs, to direct the depositary to register a transfer of those ADSs to DTC or its nominee and to deliver those ADSs to the DTC account of that DTC participant without receipt by the depositary of prior authorization from the ADS holder to register that transfer.

In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties to the deposit agreement understand that the depositary will not determine whether the DTC participant that is claiming to be acting on behalf of an ADS holder in requesting registration of transfer and delivery as described in the paragraph above has the actual authority to act on behalf of the ADS holder (notwithstanding any requirements under the Uniform Commercial Code). In the deposit agreement, the parties agree that the depositary’s reliance on and compliance with instructions received by the depositary through the DRS/Profile system and in accordance with the deposit agreement will not constitute negligence or bad faith on the part of the depositary.

Shareholder Communications; Inspection of Register of Holders of ADSs

The depositary will make available for your inspection at its office all communications that it receives from us as a holder of deposited securities that we make generally available to holders of deposited securities. The depositary will send you copies of those communications or otherwise make those communications available to you if we ask it to which we may choose not to. You have a right to inspect the register of holders of ADSs, but not for the purpose of contacting those holders about a matter unrelated to our business or the ADSs.

Jury Trial Waiver

The deposit agreement provides that, to the extent permitted by law, ADS holders waive the right to a jury trial of any claim they may have against us or the depositary arising out of or relating to our shares, the ADSs or the deposit agreement, including any claim under the U.S. federal securities laws. If we or the depositary opposed a jury trial demand based on the waiver, the court would determine whether the waiver was enforceable in the facts and circumstances of that case in accordance with applicable case law.

You will not, by agreeing to the terms of the deposit agreement, be deemed to have waived our or the depositary’s compliance with U.S. federal securities laws or the rules and regulations promulgated thereunder.

PLAN OF DISTRIBUTION

We have entered into the Sales Agreement, dated February 1, 2022, with Jefferies LLC. We refer to Jefferies LLC (together with its affiliates), when acting in its capacity as a sales agent for us or as a principal, as a Sales Agent, and when acting in its capacity as agent for the Forward Purchaser, as a Forward Seller. In accordance with the terms of the Sales Agreement, we may from time to time offer and sell our ADSs, each representing eight of our ordinary shares, no par value, having an aggregate offering price of up to US$75,000,000 through the Sales Agent, through the Forward Seller, acting as agent for the Forward Purchaser, or directly to the Sales Agent, acting as principal.

Sales of our ADSs, if any, under this prospectus made through the Sales Agent, acting as our sales agent, through the Forward Seller, acting as agent for the Forward Purchaser, or directly to the Sales Agent, acting as principal, pursuant to the Sales Agreement, may be made in privately negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act, including without limitation sales made directly on Nasdaq or to or through a market maker, or as otherwise may be agreed between us and the Sales Agent. Neither the Sales Agent nor the Forward Seller is required, individually or collectively, to sell any specific number or dollar amount of ADSs, but subject to the terms and conditions of the Sales Agreement (and, with respect to the Forward Seller, only if the Forward Seller and the Forward Purchaser have accepted our instructions), each has agreed to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell ADSs up to the amount specified.

The Sales Agreement contemplates that, in addition to the issuance and sale of our ADSs by us through or to the Sales Agent, acting as our sales agent or as principal, as applicable, we may also enter into one or more forward sale transactions with Jefferies (and certain of its affiliates). When acting in its capacity as purchaser under any forward sale transactions, we refer to Jefferies as a Forward Purchaser. If we enter into a forward sale transaction with the Forward Purchaser, we expect that the Forward Purchaser or one of its affiliates will attempt to borrow from third parties and sell, through the Forward Seller, the number of our ADSs underlying such forward sale transaction in order to hedge the Forward Purchaser’s exposure under such forward sale transaction.

The Sales Agent or Forward Seller, as applicable, will provide written confirmation to us no later than the opening of the trading day on the Nasdaq Global Select Market on the day following the trading day in which our ADSs were sold under the Sales Agreement. With respect to ADSs sold by the Sales Agent, each confirmation will include the number of such ADSs sold on such day, the net proceeds to us and the compensation payable by us to the Sales Agent in connection with the sales. With respect to ADSs sold by the Forward Seller, each confirmation will include the number of ADSs sold on such day, the compensation payable by us to the Forward Seller in the form of a reduced initial forward sale price under the related forward sale transaction with the related Forward Purchaser, and the initial forward sale price payable by such Forward Purchaser. As described below under “—Sales Through The Forward Seller,” we will not initially receive any proceeds from the sale of our ADSs borrowed by a Forward Purchaser and sold through the relevant Forward Seller.

We will report at least quarterly the number of ADSs sold through the Sales Agent, through the Forward Seller, acting as agent for the Forward Purchaser, or directly to the Sales Agent, acting as principal, and the net proceeds to us (before expenses) during the relevant quarter.

In connection with the sale (including forward sale) of the ADSs on our behalf, the Sales Agent, the Forward Seller and/or the Forward Purchaser will be deemed to be “underwriters” within the meaning of the Securities Act, and the compensation of the Sales Agent, the Forward Seller and/or the Forward Purchaser will be deemed to be underwriting commissions or discounts. We have agreed to indemnify the Sales Agent, Forward Seller and Forward Purchaser against civil liabilities, including liabilities under the Securities Act. We have also agreed to contribute to payments the Sales Agent, Forward Seller and Forward Purchaser may be required to make in respect of such liabilities.

We estimate that the total expenses payable by us in connection with the offering and sale of our ADSs pursuant to the sale agreement, excluding commissions and discounts, will be approximately $950,000.

The offering of ADSs pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of all ADSs subject to the Sales Agreement (including ADSs sold by us to or through the Sales Agent and borrowed ADSs sold through the Forward Seller) or (2) the termination of the Sales Agreement as permitted therein. We and Jefferies may each terminate the Sales Agreement at any time upon ten days’ prior notice.

If we or any of the Sales Agent, Forward Seller or Forward Purchaser have reason to believe that the exemptive provisions set forth in Rule 101(c)(l) of Regulation M under the Exchange Act are not satisfied with respect to us or our ADSs, such party will promptly notify the others and sales of ADSs pursuant to the Sales Agreement will be suspended until Rule 101(c)(1) or another exemptive provision has been satisfied in the judgment of each party.

Sales Through or To Sales Agent, as our Sales Agent or as Principal

Upon its receipt of instructions from us, the Sales Agent has agreed to use its commercially reasonable efforts to sell shares of our ADSs, as our sales agent, on the terms and subject to the conditions set forth in the Sales Agreement. We will instruct the Sales Agent as to the amount of ADSs to be sold by it as our sales agent. We may instruct the Sales Agent not to sell our ADSs as our sales agent if the sales cannot be effected at or above a price designated by us. We or the Sales Agent may at any time immediately suspend the offering of shares of our ADSs through the Sales Agent upon notice to the other party.

We will pay the Sales Agent a commission equal to 3.0% of the aggregate gross proceeds we receive from each sale of our ADSs.

The settlement of ADSs between us and the Sales Agent is generally anticipated to occur on the second trading day following the date on which the sale was made. Sales of our ADSs as contemplated in this prospectus will be settled through the facilities of The Depository Trust Company or by such other means as we and the Sales Agent may agree upon. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

Under the terms of the Sales Agreement, we also may sell our ADSs to the Sales Agent, as principal, for its own account at a price agreed upon at the time of sale. If we sell ADSs to the Sales Agent as principal, we will enter into a separate terms agreement with the Sales Agent and, to the extent required by applicable law, we will describe such agreement in a separate prospectus supplement or pricing supplement.

Sales Through Forward Seller

If we enter into a forward sale transaction with the Forward Purchaser, we expect that the Forward Purchaser (or an affiliate thereof) will use commercially reasonable efforts to borrow from third parties and sell, through the relevant Forward Seller, our ADSs to hedge the Forward Purchaser’s exposure under such forward sale transaction.

In connection with any forward sale transaction, we will deliver instructions to the Forward Seller to offer and sell the applicable borrowed ADSs on behalf of the Forward Purchaser. Such instructions shall specify, among other specified terms, the maximum number of ADSs to be sold and the minimum price per ADS at which such ADSs may be sold. Subject to, among other things, the terms and conditions in the Sales Agreement and the acceptance of such instructions from us by the Forward Seller (as such instructions may have been modified upon mutual consent of the Forward Purchaser, as the Forward Seller and us), Forward Purchaser will use its commercially reasonable efforts to borrow or cause its affiliate to borrow, offer and sell through the relevant Forward Seller the applicable number of ADSs to hedge the Forward Purchaser’s exposure under the forward sale agreement, and the Forward Seller will use its commercially reasonable efforts to sell such ADSs, on the terms and subject to the conditions set forth in the Sales Agreement and the master forward sale confirmation. We or the Forward Seller may at any time immediately suspend the offering of ADSs through the Forward Seller, upon notice to the other party.

In connection with each forward sale transaction, we will pay the Forward Seller in connection with such forward sale transaction, a commission, in the form of a reduction to the initial forward sale price under the related forward sale transaction, at a mutually agreed rate of 4.0% of the volume-weighted average of the sales prices per ADS of the borrowed ADSs sold through the Forward Seller during the applicable forward hedge selling period for such ADSs (subject to certain adjustments). We sometimes refer to this commission as the “forward selling commission”.

We expect that settlement of any sales of borrowed ADSs by the Forward Seller will occur on the standard settlement cycle then in effect, unless we agree otherwise with the Forward Purchaser and Forward Seller, following the respective dates on which any such sales are made. The obligations of the Forward Purchaser and the Forward Seller under the Sales Agreement are subject to a number of conditions, which the Forward Purchaser and the Forward Seller, respectively, may waive in their sole and absolute discretion.

Pursuant to each forward sale transaction, if any, we will have the right to issue and sell to the Forward Purchaser party thereto a specified number of ADSs on the terms and subject to the conditions set forth therein, or, alternatively, to elect cash settlement or net share settlement, as described below, for all or any portion of such ADSs. The initial forward price per ADSs under each forward sale transaction will equal the product of (1) an amount equal to one minus the applicable forward selling commission and (2) the volume-weighted average of the sales prices per ADS at which the borrowed ADSs were sold by the Forward Seller during the applicable forward hedge selling period in accordance with the Sales Agreement to hedge the Forward Purchaser’s exposure under such forward sale transaction (subject to certain adjustments). We will not initially receive any proceeds from any sale of borrowed ADSs through a Forward Seller, and all of such proceeds will be paid to the relevant Forward Purchaser (or one or more of its affiliates).

We currently expect to fully physically settle each forward sale transaction, if any, with the Forward Purchaser on one or more dates specified by us on or prior to the latest potential settlement date set forth in such forward sale transaction, although, as discussed below, we will generally have the right, subject to certain exceptions, to elect cash settlement or net share settlement instead of physical settlement for any of the ADSs we have agreed to sell under such forward sale transaction. For example, we may conclude it is in our interest to cash settle or net share settle if we have no then-current use for all or a portion of the proceeds we would receive upon physical settlement. If we elect to physically settle any forward sale transaction (or physical settlement is otherwise applicable), at settlement, we will receive an amount of cash from the Forward Purchaser equal to the product of (1) the forward price per share under such forward sale transaction on the relevant settlement date and (2) the number of ADSs as to which we have elected physical settlement (or to which physical settlement otherwise applies), subject to the provisions of such forward sale transaction. The forward price is based on the initial forward price, as adjusted on a daily basis based on a floating interest rate factor equal to the overnight bank funding rate less a spread, to be agreed upon by us and the Forward Purchaser under the forward sale transaction, and subject to decrease on certain dates specified in the relevant forward sale transaction by the amount per ADS of quarterly dividends, if any, declared on our ordinary shares during the term of such forward sale transaction. The resulting price after such adjustments and reductions is the forward price on the relevant settlement date. If the overnight bank funding rate is less than the applicable spread on any day, the interest rate factor is expected to result in a daily reduction of the forward price.

We will generally have the right, in lieu of physical settlement of any forward sale transaction, to elect cash or net share settlement in respect of any or all of the ADSs subject to such forward sale transaction, subject to certain exceptions pursuant to such forward sale transaction. If we elect to cash or net share settle all or any part of any forward sale transaction, we would expect the Forward Purchaser or one of its affiliates to purchase ADSs in secondary market transactions over an unwind period so as to:

∎

return ADSs to securities lenders in order to unwind the Forward Purchaser’s hedge (after taking into consideration any ADSs to be delivered by us to the Forward Purchaser, in the case of net share settlement); and

∎	in the case of net share settlement, deliver ADSs to us to the extent required upon settlement of such forward sale transaction.

In general terms and subject to a particular forward sale transaction: (1) if the weighted average price of our ADSs at which these purchases by the Forward Purchaser (or its affiliate) are made is below the relevant forward price, such Forward Purchaser will pay us such difference in cash (if we elect to cash settle) or deliver to us ADSs having a market value equal to such difference (if we elect to net share settle); (2) if the weighted average price of our ADSs at which these purchases are made by the Forward Purchaser (or its affiliate) exceeds the relevant forward price, we will pay the Forward Purchaser an amount in cash equal to such difference (if we elect to cash settle) or we will deliver to the Forward Purchaser a number of ADSs having a market value equal to such difference (if we elect to net share settle). Any such difference could be significant and could result in our receipt of a significant amount of cash or number of ADSs from the Forward Purchaser or require us to pay a significant amount of cash or deliver a significant number of ADSs to the Forward Purchaser.

In addition, the purchase of our ADSs by the Forward Purchaser or its affiliate to unwind the Forward Purchaser’s hedge position could cause the price of our ADSs to increase above the price that would have prevailed in the absence of those purchases (or prevent a decrease in such price), thereby increasing the amount of cash (in the case of cash settlement) or possibly the number of ADSs (in the case of net share settlement) that we would owe the Forward Purchaser upon settlement of the applicable forward sale transaction or decrease the amount of cash (in the case of cash settlement) or possibly the number of ADSs (in the case of net share settlement) that the Forward Purchaser would owe us upon settlement of the applicable forward sale transaction.

The Forward Purchaser will have the right to accelerate the settlement of the ADSs underlying any forward sale transaction that it enters into with us and require us to physically settle such ADSs on a date specified by the Forward Purchaser if, among other events:

∎

the Forward Purchaser, after using commercially reasonable efforts, is unable to, or would incur a materially increased cost to, establish, maintain or unwind its hedge position with respect to that particular forward sale transaction;

∎

the Forward Purchaser determines that it is unable, or it is commercially impracticable for it, to continue to borrow a number of ADSs equal to the number of ADSs underlying the applicable forward sale transaction (and we do not refer a satisfactory lending party to lend the shares required) or that, with respect to borrowing such number of ADSs, it would incur a cost that is greater than the borrow cost specified in such forward sale transaction (subject to our price adjustment acceptance), subject to a prior notice requirement;

∎

we declare a dividend or distribution on our ordinary shares with a cash value in excess of a specified amount per calendar quarter, or with an ex-dividend date prior to the anticipated ex-dividend date for such cash dividend;

∎	certain ownership thresholds applicable to such Forward Purchaser are exceeded;

∎

there is a public announcement of any event or transaction that, if consummated, would result in a merger event, tender offer, nationalization, delisting or change in law (in each case, as determined pursuant to the terms of the applicable forward sale transaction); or

∎

certain other events of default, termination events or other specified events occur, including, among other things, any material misrepresentation made by us in connection with entering into the applicable forward sale transaction, a market disruption event during a specified period that lasts for more than at least eight scheduled trading days or a change in law (as such terms are defined in the forward sale transaction).

A Forward Purchaser’s decision to exercise its right to accelerate the settlement of any forward sale transaction and to require us to physically settle the relevant shares will be made irrespective of our interests, including our need for capital. In such cases, we could be required to issue and deliver ADSs under the terms of the physical settlement provisions of the applicable forward sale transaction irrespective of our capital needs, which would result in dilution to our earnings per share.

In addition, upon certain events of bankruptcy or insolvency relating to us, the forward sale transaction will terminate without further liability of the parties thereto. Following any such termination, we would not issue any ADSs pursuant to such forward sale transaction, and we would not receive any proceeds pursuant to such forward sale transaction.

The descriptions of certain provisions of the Sales Agreement and the forward sale transactions appearing above and elsewhere in this prospectus are not complete and are subject to, and qualified in their entirety by reference to, the terms and provisions of the sale agreement and such forward sale transaction.

Other Relationships

Jefferies and its affiliates may in the future provide various investment banking, commercial banking, financial advisory and other financial services for us and our affiliates, for which services they may in the future receive customary fees. In the course of its business, Jefferies may actively trade our securities for its own account or for the accounts of customers, and, accordingly, Jefferies may at any time hold long or short positions in such securities.

This prospectus in electronic format may be made available on a website maintained by Jefferies, and Jefferies may distribute this prospectus electronically.

LEGAL MATTERS

The validity of the securities in respect of which this prospectus is being delivered and certain legal matters with respect to Australian law will be passed upon by Gilbert + Tobin, Melbourne, Australia. We are being represented by Cooley LLP, Palo Alto, California and Cooley LLP, Singapore with respect to certain matters governed by U.S. law. Goodwin Procter LLP, New York, New York is acting as counsel for the sales agent, forward purchaser and forward seller in connection with this offering with respect to United States federal securities law, and Herbert Smith Freehills, Melbourne, Australia, is acting as counsel for the sales agent, forward purchaser and forward seller in connection with this offering with respect to Australian law.

EXPERTS

The financial statements of Opthea Limited as of June 30, 2021 and 2020, and for each of the three years in the period ended June 30, 2021, incorporated by reference in this prospectus have been audited by Deloitte Touche Tohmatsu, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The offices of Deloitte Touche Tohmatsu are located at Tower 2, Brookfield Place, 123 St. Georges Terrace, Perth, WA 6000, Australia.

SERVICE OF PROCESS AND ENFORCEMENT OF LIABILITIES

We are a public limited company incorporated under the laws of Australia. Certain of our directors are non-residents of the United States and substantially all of their assets are located outside the United States. As a result, it may not be possible or practicable for you to:

∎	effect service of process within the United States upon our non-U.S. resident directors or on us;

∎

enforce in U.S. courts judgments obtained against our non-U.S. resident directors or us in the United States courts in any action, including actions under the civil liability provisions of U.S. securities laws;

∎

enforce in U.S. courts judgments obtained against our non-U.S. resident directors or us in courts of jurisdictions outside the United States in any action, including actions under the civil liability provisions of U.S. securities laws; or

∎	bring an original action in an Australian court to enforce liabilities against our non-U.S. resident directors or us based solely upon U.S. securities laws.

You may also have difficulties enforcing in courts outside the United States judgments that are obtained in U.S. courts against any of our non-U.S. resident directors or us, including actions under the civil liability provisions of the U.S. securities laws.

With that noted, there are no treaties between Australia and the United States that would affect the recognition or enforcement of foreign judgments in Australia. We also note that investors may be able to bring an original action in an Australian court against us to enforce liabilities based in part upon U.S. federal securities laws. The disclosure in this section is not based on the opinion of counsel.

We have appointed Corporation Service Company as our agent to receive service of process with respect to any action brought against us under the federal securities laws of the United States.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

This prospectus is part of the registration statement on Form F-3 we filed with the SEC under the Securities Act. This prospectus does not contain all of the information set forth in the registration statement and the exhibits to the registration statement. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement and the exhibits and schedules filed as a part of the registration statement, which may be obtained from the SEC or us, as provided below. Statements in this prospectus are summaries and each statement is qualified in all respects by reference to the document to which it refers. You should refer to the actual documents for a more complete description of the relevant matters.

We are subject to the periodic reporting and other informational requirements of the Exchange Act. Under the Exchange Act, we file annual reports and other information with the SEC. As a foreign private issuer, we are exempt from, among other things, the rules under the Exchange Act prescribing the furnishing and content of proxy statements and our officers, directors and principal shareholders are exempt from the reporting and short-swing profit recovery provisions contained in Section 16 of the Exchange Act.

The SEC maintains a website that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including us. The address of the SEC website is www.sec.gov.

We also maintain a website at www.opthea.com through which you can access our SEC filings. The information contained on, or accessible through, our website is not incorporated by reference into this prospectus, and you should not consider any information contained in, or that can be accessed through, our website as part of this prospectus or in deciding whether to purchase our securities. We have included our website address as an inactive textual reference only.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this prospectus, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this prospectus, and subsequent information that we file with the SEC will automatically update and supersede that information. Any statement contained in a previously filed document incorporated by reference will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus modifies or replaces that statement.

This prospectus incorporates by reference the documents set forth below that have previously been filed with the SEC:

∎	our Annual Report on Form 20-F for the fiscal year ended June 30, 2021, filed with the SEC on October 28, 2021;

∎	our reports on Form 6-K furnished to the SEC on July 6, 2021, August 9, 2021, September 13, 2021, September 20, 2021, October 4, 2021, October 20, 2021, and October 26, 2021; and

∎

the description of our ordinary shares and American Depositary Shares contained in our registration statement on Form 8-A (File No. 001-39621), filed with the SEC on October 14, 2020, including any amendments or reports filed for the purpose of updating such description.

We are also incorporating by reference all subsequent annual reports on Form 20-F that we file with the SEC and certain reports on Form 6-K that we furnish to the SEC after the date of this prospectus (if such reports on Form 6-K expressly state that they are incorporated in whole or in part by reference into the registration statement of which this prospectus forms a part) prior to the termination of this offering. In all cases, you should rely on the later information over different information included in this prospectus.

Unless expressly incorporated by reference, nothing in this prospectus shall be deemed to incorporate by reference information furnished to, but not filed with, the SEC. Copies of all documents incorporated by reference in this prospectus, other than exhibits to those documents unless such exhibits are specifically incorporated by reference in this prospectus, will be provided at no cost to each person, including any beneficial owner, who receives a copy of this prospectus on the written or oral request of that person made to:

Opthea Limited

Suite 0403, Level 4

650 Chapel Street

South Yarra, VIC 3141, Australia

Tel: (+61) 3 9826 0399

SEC Position on Indemnification for Securities Act Liabilities

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

EXPENSES

The following table sets forth the expenses, other than any sales agent or forward sales fees and commissions and other items constituting underwriters’ or agents’ compensation, expected to be incurred by us in connection with the proposed offering of ADSs registered under the registration statement of which this prospectus forms a part. All amounts are estimated other than the SEC registration fee and FINRA filing fee.

SEC registration fee	$6,953
FINRA filing fee	11,750
Legal fees and expenses	500,000
Accounting fees and expenses	225,000
Printing expenses	100,000
Miscellaneous expenses	106,297

Total	$950,000

US$75,000,000

Opthea Limited

Ordinary Shares

(including Ordinary Shares represented by American Depositary Shares)

PROSPECTUS

Jefferies

                    , 2022

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 8.	Indemnification of Directors and Officers.

Australian law. Australian law provides that a company or a related body corporate of the company may provide for indemnification of officers and directors, except to the extent of any of the following liabilities incurred as an officer or director of the company:

•	a liability owed to the company or a related body corporate of the company;

•	a liability for a pecuniary penalty order made under section 1317G or a compensation order under section 961M, 1317H, 1317HA, 1317HB 1317HC or 1317HE of the Corporations Act;

•	a liability that is owed to someone other than the company or a related body corporate of the company and did not arise out of conduct in good faith; or

•	legal costs incurred in defending an action for a liability incurred as an officer or auditor of the company if the costs are incurred:

•	in defending or resisting proceedings in which the person is found to have a liability for which they cannot be indemnified as set out above;

•	in defending or resisting criminal proceedings in which the person is found guilty;

•

in defending or resisting proceedings brought by the ASIC or a liquidator for a court order if the grounds for making the order are found by the court to have been established (except costs incurred in responding to actions taken by the ASIC or a liquidator as part of an investigation before commencing proceedings for a court order); or

•	in connection with proceedings for relief to the person under the Corporations Act 2001 (Cth), or the Corporations Act, in which the court denies the relief.

Constitution. Our Constitution provides that, except to the extent prohibited by the law and the Corporations Act and, to the extent that the officer is not otherwise indemnified by us pursuant to an indemnity, we indemnify every person who is or has been an officer of the company against any liability or claim (other than legal costs that are unreasonable) incurred by that person as an officer. This includes any liability or claim incurred by that person in their capacity as an officer of a subsidiary of the company where the company requested that person to accept that appointment.

Indemnification and Insurance Agreements. Pursuant to Deeds of Access, Insurance and Indemnity, we have agreed to indemnify our executive officers and non-employee directors against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or officer. We also maintain insurance policies that indemnify our directors and executive officers against various liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, and the Securities Exchange Act of 1934, as amended, or the Exchange Act, that might be incurred by any director or officer in his or her capacity as such.

SEC Position. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 9.	Exhibits.

(a) Exhibits

INCORPORATED BY REFERENCE
EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT	SCHEDULE/ FORM	FILE NUMBER	EXHIBIT	FILE DATE

1.1*	Form of Underwriting Agreement.

1.2	Sales Agreement, by and between the Registrant and Jefferies LLC dated February 1, 2022.

4.1	Certificate of Registration of Opthea Limited.	Form F-1	333-249020	3.1	9/24/2020

4.2	Constitution of Opthea Limited.	Form F-1	333-249020	3.2	9/24/2020

4.3	Form of Amended and Restated Deposit Agreement.	Form F-1/A	333-249020	4.1	10/9/2020

4.4	Form of American Depositary Receipt evidencing American Depositary Shares (included in exhibit 4.3).

4.5	Form of Indenture.

4.6*	Form of Debt Securities.

4.7	Form of Ordinary Share Warrant Agreement and Warrant Certificate.

4.8	Form of Debt Securities Warrant Agreement and Warrant Certificate.

5.1	Opinion of Gilbert + Tobin.

5.2	Opinion of Cooley LLP.

23.1	Consent of Deloitte Touche Tohmatsu, independent registered public accounting firm.

23.2	Consent of Gilbert + Tobin (included in exhibit 5.1).

23.3	Consent of Cooley LLP (included in exhibit 5.2).

24.1	Power of Attorney (included on signature page to this registration statement).

25.1**	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the Trustee under the Indenture.

107	Filing Fee Table.

*	To be subsequently filed, if applicable, by an amendment to this registration statement or by a Report on Form 6-K
**	To be filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939

Item 10.	Undertakings.

(a)	The undersigned registrant hereby undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)

To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the “Filing Fee Table” exhibit to the effective registration statement; and

(iii)

To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii), and (a)(1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is a part of the registration statement.

(2)

That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)

To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Securities Act of 1933 need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933, or Item 8.A of Form 20-F if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

(5)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)

Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(6)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)

The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(7)

That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s Annual Report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s Annual Report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(8)

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(9)

The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the Commission under section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, Melbourne, Australia, on this 1st day of February, 2022.

OPTHEA LIMITED

By:	/s/ Megan Baldwin
Name:	Megan Baldwin, Ph.D.
Title:	Chief Executive Officer and Managing Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Megan Baldwin, Ph.D. and Karen Adams, and each of them acting individually, as his or her true and lawful attorneys-in-fact and agents, with full power of each to act alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the registration statement filed herewith and any and all amendments to said registration statement (including post-effective amendments and any related registration statements thereto filed pursuant to Rule 462 and otherwise), and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, with full power of each to act alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Megan Baldwin
Megan Baldwin, Ph.D.	Chief Executive Officer and Managing Director (Principal Executive Officer)	February 1, 2022

/s/ Karen Adams
Karen Adams	Vice President Finance and Company Secretary (Principal Financial Officer and Principal Accounting Officer)	February 1, 2022

/s/ Jeremy Levin
Jeremy Levin, D.Phil., MB BChir	Chairperson of the Board of Directors	February 1, 2022

/s/ Julia Haller
Julia Haller, M.D.	Director	February 1, 2022

/s/ Lawrence Gozlan
Lawrence Gozlan	Director	February 1, 2022

Signature	Title	Date

/s/ Michael Sistenich
Michael Sistenich	Director	February 1, 2022

/s/ Daniel Spiegelman
Daniel Spiegelman	Director	February 1, 2022

SIGNATURE OF AUTHORIZED U.S. REPRESENTATIVE OF THE REGISTRANT

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Opthea Limited, has signed Registration Statement on Form F-3 on February 1, 2022.

PUGLISI & ASSOCIATES

By:	/s/ Donald J. Puglisi
Donald J. Puglisi
Managing Director